As filed with the Securities and Exchange Commission on May 30, 2008	File No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
DRIEHAUS MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)
25 East Erie Street
Chicago, Illinois 60611
(Address of Principal Executive Offices, Zip Code)
Registrant’s Telephone Number, including Area Code (800) 560-6111

Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, Illinois 60611
(Name and Address of Agent for Service)
Copy to:
Cathy G. O’Kelly
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
     It is proposed that this filing will become effective on July 1, 2008 pursuant to Rule 488.
     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Driehaus International Equity Yield Fund
                    , 2008
Dear Shareholder:
As a shareholder of Driehaus International Equity Yield Fund, you are being asked to consider and approve the proposed reorganization of your Driehaus Mutual Fund. Your Board of Trustees is unanimously recommending that you vote for the reorganization. If approved as proposed, the Driehaus International Equity Yield Fund will be merged with the Driehaus International Discovery Fund. The Funds have the same investment objective and investment style and substantially identical policies and restrictions. It is expected that the combined Fund will have a larger asset base and lower overall expense ratio than the Driehaus International Equity Yield Fund. The reorganization will allow you to continue your investment in the Driehaus Mutual Funds.
The Funds’ adviser, Driehaus Capital Management LLC, is paying all costs of the reorganization. We urge you to vote FOR the reorganization, which is intended to result in no current federal income tax to the Fund or its shareholders.
A proxy statement/prospectus, as well as a question and answer sheet to address frequently asked questions, are enclosed to provide you additional information about the reorganization. On September 10, 2008, there will be a Special Meeting of Shareholders to consider the reorganization.

YOUR VOTE IS IMPORTANT. For your convenience, we are providing you several different ways to vote your proxy. You may sign, date and return your proxy card in the enclosed postage-paid return envelope, or you may vote via the Internet following the voting instructions on the proxy card. Please review these materials and vote now.
If you have any questions regarding the reorganization or need assistance in voting, please call Driehaus Capital Management LLC’s Relationship Management Department at (888) 636-8835.
Sincerely,
Richard H. Driehaus
President

Question and Answer Sheet
Q.	Why am I receiving this proxy statement/prospectus?

A.	You are receiving this proxy statement/prospectus because you are a shareholder of Driehaus International Equity Yield Fund. All shareholders of record in this fund as of the close of business on June 30, 2008 are being asked to consider and approve the proposed reorganization of Driehaus International Equity Yield Fund into Driehaus International Discovery Fund.

Q.	What is the Board’s recommendation?

A.	The Board of Trustees unanimously recommends that you vote FOR the reorganization.

Q.	Why is the Board of Trustees recommending that I vote FOR the reorganization?

A.	The Board expects that the combined fund will have a larger asset base and lower overall expense ratio. The reorganization will allow you to continue your Driehaus Mutual Funds investment in a fund with an identical investment objective and investment style and substantially identical policies and restrictions.

Q.	Why is my vote important?

A.	For the reorganization to be approved, a majority of the shares of the Fund entitled to vote, present in person or by proxy, must vote FOR the reorganization. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares.

Q.	When would the reorganization take place?

A.	If approved at the Special Meeting of Shareholders on September 10, 2008, the reorganization will occur September 22, 2008, the Closing Date.

Q.	Will I receive new shares in exchange for my current shares?

A.	Yes. Upon approval and completion of the reorganization, your shares of Driehaus International Equity Yield Fund will be exchanged for shares of Driehaus International Discovery Fund.

Q.	Who is paying the costs of the reorganization?

A.	Driehaus Capital Management LLC, the investment adviser of the Driehaus Mutual Funds, is paying all the costs of the reorganization, including the preparation, filing, printing and mailing of the proxy statement/prospectus, accounting and legal fees, costs of solicitation and other administrative or operational costs related to the reorganization.

Q.	Will the reorganization create a taxable event for me?

A.	The reorganization is intended to qualify as a reorganization for federal income tax purposes, so that you will recognize no gain or loss as a result of the reorganization.

Q.	Will the reorganization change my privileges as a shareholder?

A.	No. The shareholder privileges available to you after the reorganization will be the same as those you currently enjoy.

Q.	How will the reorganization affect the value of my investment?

A.	The value of your investment will not change as a result of the reorganization. On the Closing Date you will receive a number of shares with the same aggregate value as you held immediately before the reorganization.

Q.	How can I vote?

A.	You may vote in any one of several ways. You may sign, date and return your proxy card in the enclosed postage-paid envelope, you may vote on the Internet (see enclosed proxy card for voting instructions), or you may vote in person at the Special Meeting. If you submit a proxy and wish to change your vote, you may withdraw it at the meeting and then vote in person or you may submit a superseding vote by mail or on the Internet.

Q.	What happens if the reorganization is not approved?

A.	The proposed reorganization will occur only if the shareholders approve the proposal. If shareholders do not approve the reorganization, Driehaus International Equity Yield Fund will continue in existence until the Board of Trustees takes other action.

DRIEHAUS MUTUAL FUNDS
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
DRIEHAUS INTERNATIONAL EQUITY YIELD FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 10, 2008
     Notice is hereby given that a Special Meeting of Shareholders of Driehaus International Equity Yield Fund (the “Fund”), a series of Driehaus Mutual Funds, will be held at the offices of Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, on September 10, 2008 at 10:00 a.m. Central time, for the purposes of considering the proposal set forth below.
To approve an Agreement and Plan of Reorganization (the form of which is attached hereto as Exhibit A) providing for the transfer of all of the assets and all of the liabilities of Driehaus International Equity Yield Fund to Driehaus International Discovery Fund solely in exchange for shares of Driehaus International Discovery Fund. The shares so received will be distributed to shareholders of the Fund in complete liquidation of the Fund and the Fund will be terminated as soon as practicable thereafter. These actions are referred to as the “Reorganization.”
     Shareholders of record of the Fund as of the close of business on June 30, 2008 are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.
     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF DRIEHAUS MUTUAL FUNDS. YOU MAY EXECUTE THE PROXY CARD AS DESCRIBED ON THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,
Diane J. Drake
Secretary
DRIEHAUS MUTUAL FUNDS
          , 2008

PROXY STATEMENT/PROSPECTUS
DATED ___, 2008
RELATING TO THE ACQUISITION OF THE ASSETS OF
DRIEHAUS INTERNATIONAL EQUITY YIELD FUND
BY AND IN EXCHANGE FOR SHARES OF
DRIEHAUS INTERNATIONAL DISCOVERY FUND
DRIEHAUS MUTUAL FUNDS
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(800) 560-6111
     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Driehaus Mutual Funds (the “Trust”) in connection with the Special Meeting of Shareholders (the “Meeting”) of Driehaus International Equity Yield Fund (the “Selling Fund”), to be held on September 10, 2008 at 10:00 a.m. Central time, at the offices of Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611. At the Meeting, shareholders of the Selling Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, the form of which is attached hereto as Exhibit A (the “Reorganization Agreement”), that will result in the transfer of all the assets and liabilities of Driehaus International Equity Yield Fund to Driehaus International Discovery Fund (the “Acquiring Fund”) solely in exchange for voting shares of beneficial interest (“shares”) of the Acquiring Fund and the distribution of the shares so received to shareholders of the Selling Fund in complete liquidation of the Selling Fund followed by the termination of the Selling Fund as soon as practicable thereafter (the “Reorganization”). The Acquiring Fund and the Selling Fund are collectively referred to as the “Funds.”
     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Selling Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission (“SEC”), are incorporated in whole or in part by reference. A Statement of Additional Information dated July ___, 2008, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Funds has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to Driehaus Mutual Funds, P.O. Box 9817, Providence, Rhode Island 02940, or by calling toll-free (800) 560-6111.
     This Proxy Statement/Prospectus is expected to be sent to shareholders beginning on or about [July 7], 2008.
     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     The Reorganization Agreement provides that the Selling Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal in value to the aggregate net assets of the Selling Fund. The transfer is expected to occur at 8:00 a.m. Central time (the “Effective Time”) on September 22, 2008 (the “Closing Date”).
     Immediately after the transfer of all the Selling Fund’s assets and liabilities, the Selling Fund will make a liquidating distribution to its shareholders of the Acquiring Fund’s shares received, so that a holder of shares in the Selling Fund at the Effective Time of the Reorganization will receive a number of

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shares of the Acquiring Fund with the same aggregate value as the shareholder had in the Selling Fund immediately before the Effective Time. At the Effective Time, shareholders of the Selling Fund will become shareholders of the Acquiring Fund and the Selling Fund will then be terminated.
     The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Driehaus Capital Management LLC (“DCM” or the “Adviser”) is the investment adviser to the Funds. PFPC Inc. (“PFPC”) serves as administrator and transfer agent to the Funds. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, serves as the distributor of the Funds.
     For a more detailed discussion of the investment goals, policies, risks and restrictions of the Funds, see the Driehaus Mutual Funds prospectus and statement of additional information, each dated May 1, 2008, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. A copy of the May 1, 2008 prospectus, as supplemented, accompanies this Proxy Statement/Prospectus. A copy of the May 1, 2008 statement of additional information for Driehaus Mutual Funds is available upon request and without charge by calling (800) 560-6111.

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SYNOPSIS
     This Synopsis is designed to allow you to compare the current fees, investment goals, policies and restrictions, investment risks, and distribution, purchase, exchange and redemption procedures of Driehaus International Equity Yield Fund and Driehaus International Discovery Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the enclosed prospectus.
The Reorganization
     Background. Pursuant to the Reorganization Agreement (the form of which is attached hereto as Exhibit A), the Selling Fund will transfer all of its assets and liabilities to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund. The Selling Fund will distribute the shares that it receives to its shareholders in complete liquidation of the Selling Fund and will then be terminated. The result of the Reorganization is that shareholders of Driehaus International Equity Yield Fund will become shareholders of Driehaus International Discovery Fund. No sales charges will be imposed in connection with the Reorganization.
     The Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the proposed Reorganization at a meeting held on May 12, 2008. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see “Reasons for the Reorganization”), the Board has concluded that the Reorganization would be in the best interests of each Fund, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. If the Reorganization is not approved by shareholders, the Selling Fund will continue in existence until other action is taken by the Board. The Board unanimously recommends that you vote for the approval of the Reorganization.
     Reasons for the Reorganization. In reaching its decision, the Board considered the following factors: (1) the Acquiring Fund has an identical investment objective and investment style and substantially identical policies and restrictions as those of the Selling Fund; (2) the combined fund will have a larger asset base and lower overall expense ratio than the Selling Fund; (3) the various alternatives to the Reorganization (e.g., liquidation of the Selling Fund); (4) the Adviser has agreed to pay the cost of the Reorganization; and (5) the Reorganization is intended to qualify as a reorganization for U.S. federal income tax purposes, resulting in no gain or loss being recognized by the Selling Fund or its shareholders.
     Federal Income Tax Consequences. The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization. If the Reorganization so qualifies, neither the Selling Fund nor its shareholders will recognize any gain or loss as a result of the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to the Trust substantially to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.
     Distributions. Before the Reorganization, the Selling Fund expects to distribute all of its net investment income and net capital gains, if any, to its shareholders.
The Trust
     The Trust is an open-end management investment company, which offers redeemable shares in different series. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of

Trust dated May 31, 1996, as subsequently amended from time to time (the “Declaration of Trust”). The Trust may issue an unlimited number of shares in one or more series or classes as the Board may authorize. On April 2, 2007, Driehaus International Equity Yield Fund succeeded to the assets of Driehaus Global Equity Yield, L.P., a limited partnership (“Limited Partnership”), which commenced operations on September 1, 2003. Driehaus International Discovery Fund commenced operations on December 31, 1998.
     In July 2007, the Board approved a change to Driehaus International Equity Yield Fund’s investment strategy as a result of the deterioration of the market for one of the Fund’s previous investment strategy components. As a result, the investment goals, strategies and risks of Driehaus International Equity Yield Fund are the same as those of Driehaus International Discovery Fund.
Investment Goals, Strategies and Restrictions
     This section will help you compare the investment goals, strategies and restrictions of the Acquiring Fund with the Selling Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds’ prospectus.
     The Funds have identical investment objectives, strategies and styles. The Funds seek to maximize capital appreciation. Under normal market conditions, the Selling Fund invests at least 80% of its net assets in equity securities. There are no restrictions on the capitalization of companies whose securities the Funds may buy, but the Funds generally invest a substantial portion of their assets in the equity securities of small to mid-size foreign companies. Under normal market conditions, the Funds invest substantially all (no less than 65%) of their assets in at least three countries other than the U.S.
     Both Funds may invest substantial portions of their assets in emerging markets from time to time. Additionally, the portfolio management teams for each Fund are the same.
     Both Funds use a growth style of investment by investing in equity securities which the Adviser believes have some or all of the following characteristics:
•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales growth and earnings

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings
     The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment for both Funds.
     Both Funds also have identical investment restrictions and secondary investment strategies, except that the Acquiring Fund may invest up to 35% of its total assets in non-convertible debt securities and the Selling Fund may invest up to 20% of its assets in non-convertible debt securities. Nevertheless, the Funds are managed in the same way. Each Fund may invest up to 15% of net assets in repurchase agreements and any other illiquid investments, and each may lend up to 33-1/3% of its portfolio assets. Each Fund may also invest in derivative securities (including hedging), convertible securities and investment companies.

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Investment Risks
     The investment risk involved with investing in either Fund is the same, as the Funds’ investment portfolios are managed the same. For a more complete discussion of the risks associated with the Funds, see the Funds’ prospectus.
     An investment in Driehaus International Equity Yield Fund is subject to the same risks as an investment in Driehaus International Discovery Fund. Both Funds are subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Also, individual securities selected by the Adviser may decrease in value. In addition, both are international funds and, therefore, all the risks of foreign investment are present:
•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devalution or other adverse political or social developments
     Both Funds invest in growth stocks, which may involve special risks. Both Funds may also invest in companies that are smaller, less established, with less liquid markets for their stock.
     Both Funds are non-diversified; compared to other funds, these Funds may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Funds may be subject to greater risks and larger losses than diversified funds. Both Funds typically experience high rates of portfolio turnover from year to year. High portfolio turnover rates may result in above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains.
     Both Funds may take temporary defensive positions in cash, cash-equivalents, money market securities and similar instruments. To the extent a Fund takes such a position, it may not achieve its investment goal and following a defensive strategy could reduce the benefit from any market upswings.
Fees and Expenses
     The following comparative fee table shows the fees for the Driehaus International Discovery Fund and the Driehaus International Equity Yield Fund as of December 31, 2007. As indicated below, the total expenses of Driehaus International Discovery Fund currently and following the Reorganization is/will be less than the total expense ratio of Driehaus International Equity Yield Fund. The management fee (currently and following the Reorganization) of Driehaus International Discovery Fund is less than that of Driehaus International Equity Yield Fund. The pro forma table shows Driehaus International Discovery Fund’s fees assuming that the Reorganization is approved.

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Shareholder Fees and Annual Operating Expenses
(As a Percentage of Average Net Assets)
     Because all Driehaus Mutual Funds are no-load investments, neither Driehaus International Discovery Fund nor Driehaus International Equity Yield Fund charge any shareholder fees (such as sales loads) when you buy or sell shares of the Funds unless you sell your shares within 60 days after purchase. In that case, the Funds’ redemption fee of 2.00% of the amount redeemed may apply.
     Both Funds charge a $15.00 fee for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, some financial institutions may charge an account-based service fee).
     This table describes the fees and expenses that you pay if you buy and hold Fund shares.

					Pro Forma —
	Driehaus		Driehaus		Driehaus
	International		International Equity		International
	Discovery Fund		Yield Fund		Discovery Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None		None		None
Maximum Deferred Sales Charge	None		None		None
Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None
Redemption Fee(1) (as a % of amount redeemed)	2.00%		2.00%		2.00%
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.46	%(2)	1.50%		1.44	%(2)
Other Expenses	0.17%		0.47%		0.17%

Total Annual Fund Operating Expenses	1.63%		1.97%		1.61%
Less Expense Reimbursement	—		(0.22	)%(3)	—

Net Annual Fund Operating Expenses	1.63	%(4)	1.75	%(4)	1.61	%(4)

1	The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

2	The Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million; and 1.25% of average daily net assets in excess of $1 billion.

3	The Adviser has entered into an agreement to cap the Fund’s operating expenses at 1.75% of average daily net assets until March 31, 2010. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007.

4	The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the year ended December 31, 2007, these rebates were used to pay certain Fund expenses, which together with the expense cap (if applicable), ultimately reduced Driehaus International Discovery Fund’s, Driehaus International Equity Yield Fund’s and Driehaus International Discovery Fund’s (pro forma) “Total Annual Fund Operating Expenses” to 1.59%, 1.83% and 1.57%, respectively.

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Example
     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped, as applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Driehaus International Discovery Fund	$166	$514	$887	$1,933
Driehaus International Equity Yield Fund	$178	$597	$1,042	$2,278
Pro Forma — Driehaus International Discovery Fund	$164	$508	$876	$1,911
Investment Adviser
     Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is the investment adviser to the Funds. DCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. DCM was organized in 1982 and as of March 31, 2008, managed approximately $4.5 billion in assets. DCM is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board.
Portfolio Managers of the Funds
     Lynette Schroeder, Lead Portfolio Manager. The Funds are managed by Lynette Schroeder. Ms. Schroeder has been the portfolio manager for the Driehaus International Discovery Fund since March 1, 2005 and portfolio manager of the Driehaus International Equity Yield Fund since August 1, 2007. She is responsible for making all investment decisions on behalf of each Fund. Ms. Schroeder will retire from the Adviser on December 31, 2008 and Dan Rea will assume sole portfolio manager responsibilities at that time.
     Ms. Schroeder received her A.B. in Political Science in 1985 from the University of Chicago. She earned her M.B.A. in 1992 from the Darden Business School of the University of Virginia, where she was an analyst for The Darden Fund. From 1993 to 1995, Ms. Schroeder worked in international research at Scudder, Stevens & Clark and from 1995 to 1997 at Lexington Management Corporation, before joining the Adviser as an international senior research analyst in June 1997. While employed by the Adviser, she was named portfolio manager for the Driehaus European Opportunity Fund in December 1998 and co-portfolio manager for Driehaus International Discovery Fund in December 1998. In July 2000, Ms. Schroeder joined American Century Investment Management, Inc., where she was a portfolio manager for the International Opportunities Fund until she re-joined the Adviser in March 2005.
     Dan Rea, Co-Portfolio Manager. Dan Rea has been the co-portfolio manager of each Fund since August 1, 2007 and supports Ms. Schroeder with investment research, security selection and portfolio construction. Upon Ms. Schroeder’s retirement from the Adviser on December 31, 2008, Mr. Rea will assume sole portfolio manager responsibilities for each Fund.
     Mr. Rea received his B.S. in Accountancy from Marquette University in 1995. Mr. Rea originally worked for the Adviser as a domestic research analyst beginning in 1997, following a position in corporate finance at GE Capital Corporation. He was named portfolio manager of the Driehaus Emerging Growth Fund, L.P. in November 1998. In March 2000, Mr. Rea joined BlackRock, Inc., where he was a senior equity analyst on its Global Growth team and portfolio manager of the BlackRock Global

5

Science and Technology Fund. In February 2005, he joined Franklin Templeton Investments as a senior equity analyst and sector leader on its Global Large Cap Growth team until he rejoined the Adviser in April 2006. Mr. Rea is also the Lead Portfolio Manager for the Driehaus Global Growth Fund, another fund of the Trust. Mr. Rea was the Assistant Portfolio Manager of the Driehaus Emerging Markets Growth Fund, another fund of the Trust, from April 2006 to April 2008. In addition to his portfolio management responsibilities, Mr. Rea has served as Director of Equity Research for the Adviser since October 2006.
     The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Funds.
Investment Advisory Fees
     Each Fund pays the Adviser an annual investment management fee on a monthly basis as follows. These fees are higher than the fees paid by most mutual funds.

As a percentage of
Fund	average daily net assets

Driehaus International Discovery Fund	1.46%[1]
Driehaus International Equity Yield Fund	1.50%[2]

1	The Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million; and 1.25% of average daily net assets in excess of $1 billion.

2	As previously discussed, the Adviser has entered into a written agreement to waive a portion of its management fee and to reimburse other operating expenses to the extent necessary to cap the Driehaus International Equity Yield Fund’s expense ratio at 1.75%. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.
Performance
     The Driehaus International Equity Yield Fund does not have a full calendar year of operations as of the date of this Proxy Statement/Prospectus; therefore, there is no performance information provided.
     The Driehaus International Discovery Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.
     The table shows returns for the Driehaus International Discovery Fund on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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Average Annual Total Returns
for the Periods Ended December 31, 2007

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 89.29% (quarter ended 12/31/99) and the lowest return for a quarter was -21.16% (quarter ended 9/30/02).

Average Annual Total Returns			Since Inception
as of December 31, 2007			(12/31/98-
(data includes reinvestment of dividends)	1 Year	5 Years	12/31/07)

Driehaus International Discovery Fund
Return Before Taxes	32.32%	32.16%	26.62%
Return After Taxes on Distributions	25.78%	29.05%	24.21%
Return After Taxes on Distributions and Sale of Fund Shares	23.45%	27.46%	23.12%
MSCI AC World ex USA Index* (reflects no deduction for fees, expenses, or taxes)	17.10%	24.49%	9.61%
MSCI AC World ex USA Growth Index** (reflects no deduction for fees, expenses, or taxes)	21.40%	22.70%	7.09%

*	The Morgan Stanley Capital International All Country World ex USA Index (“MSCI AC World ex USA Index”) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

**	The Morgan Stanley Capital International All Country World ex USA Growth Index (“MSCI AC World ex USA Growth Index”) is a subset of the MSCI AC World ex USA Index and is composed of only those MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.
The Funds’ Purchase, Exchange and Redemption Procedures
     Purchase Procedures. Shares of each Fund may be purchased directly from Driehaus Mutual Funds by mail, telephone or wire. Shares may also be purchased through investment dealers or other financial institutions.
     The minimum initial purchase requirement for both Funds is $10,000 for regular accounts and $2,000 for IRAs. The minimum subsequent purchase requirement is $2,000 for regular accounts, $500 for IRA accounts, $100 for the automatic investment plan (monthly) and $300 for the automatic investment plan (quarterly).
     Fund shares may be purchased on any business day at a price per share equal to the net asset value (“NAV”) next determined after the Funds or certain authorized financial institutions receive a purchase order. The NAV of each Fund is calculated once each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 3:00 p.m. Central time). The NAV per share is calculated by dividing the total market value of each Fund’s investments and other assets, less any liabilities, by the total outstanding shares of that Fund.
     Exchange Privileges. Shareholders may exchange shares of one Fund for shares of any other Driehaus Mutual Fund. Exchanges may be made by mail, telephone or wire on any business day. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares. The exchange price is the NAV next determined after the Fund or an authorized financial institution receives the exchange request. Exchanges to open new accounts must meet the minimum initial purchase requirements. The Funds may reject, limit, terminate or otherwise modify the exchange privilege upon sixty (60) days’ written notice to shareholders. An exchange of shares is a taxable transaction for federal income tax purposes.

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     Redemption Procedures. Shareholders may redeem shares on any business day by mail, telephone or wire. The redemption price will be the NAV next determined after the Funds or an authorized financial institution receives the redemption request. If a shareholder’s account balance drops below $5,000 due to redemptions ($1,500 for IRA Accounts), the Funds or an authorized financial institution may redeem the shareholder’s remaining shares and close the account. However, the shareholder will always be given at least 30 days’ notice to give him time to add to his account and avoid an involuntary redemption.
     If a shareholder’s address of record has changed within the last 30 days, a redemption request exceeds $100,000, a shareholder requests that proceeds be sent to an address or an account that is different from the address or account of record, a redemption amount is to be wired to a bank other than one previously authorized or wire transfer instructions have been changed within 30 days of the request, then the Funds or an authorized financial institution will require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient).
     Redemptions in Kind. Both Funds generally intend to pay all redemptions in cash. However, the Funds may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.
     Dividend Policies. The Funds generally declare and pay dividends annually and distribute net capital gains, if any, at least annually. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash. Dividends are taxable in the same manner for federal income tax purposes whether they are received in shares or cash.
INFORMATION RELATING TO THE REORGANIZATION
     Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Agreement, the form of which is found in Exhibit A. The Reorganization Agreement provides for the Reorganization to occur on or about September 22, 2008.
     The Reorganization Agreement provides that all of the assets and liabilities of Driehaus International Equity Yield Fund will be transferred to Driehaus International Discovery Fund at the Effective Time on the Closing Date. In exchange for the transfer of these assets and liabilities, Driehaus International Discovery Fund will simultaneously issue at the Effective Time of the Reorganization a number of its full and fractional voting shares to Driehaus International Equity Yield Fund, equal in value to the aggregate net asset value of Driehaus International Equity Yield Fund, calculated based on the value of Driehaus International Equity Yield Fund’s assets, net of its liabilities, as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date.
     Following the transfer of all the assets and liabilities in exchange for Driehaus International Discovery Fund shares, Driehaus International Equity Yield Fund will distribute all the shares of Driehaus International Discovery Fund pro rata to its shareholders of record in complete liquidation. Shareholders of Driehaus International Equity Yield Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Driehaus International Discovery Fund with the same aggregate value as the shareholder had in the Driehaus International Equity Yield Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the Driehaus International Equity Yield Fund’s shareholders on the share records of the Driehaus International Discovery Fund’s transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Driehaus International Discovery Fund due to the shareholders

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of the Driehaus International Equity Yield Fund. Driehaus International Equity Fund then will be terminated. The Funds do not issue share certificates to shareholders. Shares of the Driehaus International Discovery Funds to be issued will have no preemptive or conversion rights.
     The Reorganization Agreement contains customary representations, warranties and conditions. The Reorganization Agreement provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by a majority of the Driehaus International Equity Yield Fund’s shareholders; and (ii) the receipt by the Funds of a tax opinion substantially to the effect that the transfers made pursuant to the Reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Funds or the shareholders of the Selling Fund. The Reorganization Agreement may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interests of a Fund.
     Costs of Reorganization. The Adviser has agreed to pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.
FEDERAL INCOME TAX CONSEQUENCES
     The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it so qualifies, neither the Selling Fund nor its shareholders will recognize gain or loss as a result of the Reorganization; the tax basis of the Driehaus International Discovery Fund shares received by the Selling Fund’s shareholders will be the same as the basis of the Selling Fund shares exchanged therefor; and the holding period of the Driehaus International Discovery Fund shares received will include the holding period of the Selling Fund shares exchanged therefor, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion from counsel to the Trust substantially to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.
     The sale of securities by the Selling Fund before the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable distributions to Selling Fund shareholders prior to the Effective Time of the Reorganization.
     The preceding is only a general summary of certain U.S. federal income tax consequences to shareholders of the Selling Fund. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.
CAPITALIZATION
     The following table sets forth as of December 31, 2007: (i) the unaudited capitalization of the Acquiring Fund; (ii) the unaudited capitalization of the Selling Fund; and (iii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place. The

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capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

		Net Asset Value	Shares
Fund	Net Assets	Per Share	Outstanding

Driehaus International Discovery Fund	$857,040,845	$41.55	20,624,810
Driehaus International Equity Yield Fund	$76,655,962	$8.60	8,915,029
Pro Forma — Driehaus International Discovery Fund and Driehaus International Equity Yield Fund	$933,696,807	$41.55	22,469,719
REASONS FOR THE REORGANIZATION
     On May 12, 2008, the Board, including the Trustees who are not “interested persons” (within the meaning of the 1940 Act), voted unanimously to approve the Reorganization and to recommend its approval to shareholders of the Selling Fund. DCM had recommended the Reorganization because of a concern for its long term ability to effectively manage the Selling Fund given its current asset size and the tax-free nature of the Reorganization. In reaching its decision, the Board considered the following factors to be of importance: (1) the Acquiring Fund has an identical investment objective and investment style and substantially identical policies and restrictions as those of the Selling Fund; (2) the combined fund will have a larger asset base and lower overall expense ratio than the Selling Fund; (3) the various alternatives to the Reorganization (e.g., liquidation of the Selling Fund); (4) the Adviser has agreed to pay the cost of the Reorganization; and (5) the Reorganization is intended to qualify as a reorganization for U.S. federal income tax purposes, resulting in no gain or loss being recognized by the Selling Fund or its shareholders. The Board also considered the terms and conditions of the Reorganization Agreement, and alternatives to the proposed Reorganization. After careful deliberation, the Board, including all of the independent Trustees, determined that the Reorganization is in the best interests of each Fund, and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
     Based on this information, the Board unanimously recommends that the shareholders of the Selling Fund approve the Reorganization.
SHAREHOLDER RIGHTS
     General. The Trust is an open-end management investment company established as a Delaware statutory trust pursuant to the Declaration of Trust. The Trust is also governed by its By-Laws and applicable Delaware state law.
     Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of five separate investment series. The shares of the Funds have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.
     Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series, except that: (i) when so required by the 1940 Act, the shares are voted in the aggregate and not by individual series; and (ii) when the Trustees of the Trust have determined that the matter only affects the interest of one or more series, then only shareholders of such series are entitled to vote.

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     Shareholder Meetings. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the Trustees or on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.
     Election and Term of Trustees. The Trust’s affairs are supervised by the Board under the laws governing statutory trusts in the State of Delaware. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed in accordance with the Trust’s Declaration of Trust. Under the Trust’s Declaration of Trust, Trustees hold office during the lifetime of the Trust and until its termination, or until their successors are duly elected and qualified, or until their death, removal or resignation. A Trustee may be removed at any time by written instrument signed by at least 80% (two-thirds with cause) of the number of Trustees prior to such removal or with or without cause by a vote of shareholders owning at least two-thirds of the outstanding shares entitled to vote.
     Shareholder Liability. Pursuant to Delaware state law and the Trust’s Declaration of Trust, shareholders of the Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or the Trust.
     Trustee Liability. Pursuant to Delaware state law and the Trust’s Declaration of Trust, Trustees are not personally liable to any person other than the Trust and the shareholders for any act, omission or obligation of the Trust or another Trustee. Pursuant to the Trust’s Declaration of Trust, Trustees are not personally liable for any act or omission they take while acting as a Trustee or for any act or omission of any other person or party, except that Trustees are not protected against liability to the Trust or to shareholders resulting from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved as a Trustee. The Trust generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except for liabilities and expenses arising from the Trustee’s willful misfeasance, gross negligence or reckless disregard of their duties as a Trustee.
     The foregoing is only a summary of certain rights of shareholders of the Funds under the Trust’s governing charter documents, by-laws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.
ADDITIONAL INFORMATION
     Information concerning the operation and management of the Funds is included in the current prospectus relating to the Funds, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Funds is included in the Statement of Additional Information for the Funds dated May 1, 2008, which is available upon request and without charge by calling (800) 560-6111.
     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, some of these items are available on the Internet at www.sec.gov.
     Householding. In order to provide greater convenience to shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most financial reports,

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proxy statements and prospectuses will be mailed to households, even if more than one person in a household owns shares of the Fund.
     Interest of Certain Persons in the Reorganizations. The Adviser may be deemed to have an interest in the Reorganization because it provides investment advisory services to the Funds pursuant to advisory agreements with the Funds. Future growth of the Funds can be expected to increase the total amount of fees payable to the Adviser.
     Fiscal Year End and Financial Statements. The fiscal year end of each Fund is December 31.
     The financial statements of the Funds contained in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2007 have been audited by Ernst & Young LLP, their independent auditor. These financial statements for the Funds are incorporated by reference into this Proxy Statement/Prospectus. The Funds will furnish, without charge, a copy of their most recent semi-annual report succeeding such annual report, if any, on request. Requests should be directed to the Funds at P.O. Box 9817, Providence, Rhode Island 02940, or by calling (800) 560-6111.
     For the Financial Highlights of each Fund, please see the accompanying prospectus.
     Federal Income Tax Considerations. For a discussion of the federal income tax issues relating to buying, holding, exchanging and selling any of the Funds’ shares, please see the accompanying prospectus.
     The Board of the Trust unanimously recommends that you vote for approval of the Reorganization.
VOTING MATTERS
     General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by facsimile, Internet or in person. The cost of solicitation will be borne by the Adviser.
     Voting Rights and Required Vote. Shareholders of the Selling Fund are entitled to one vote for each full share held and fractional votes for fractional shares. One-third of the shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization with respect to the Selling Fund requires the vote of a majority of the shares of the Fund entitled to vote, present in person or by proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. The proposed Reorganization of the Fund will be voted upon separately by the shareholders of the Selling Fund.
     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted “FOR” the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary

12

power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization.
     If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the shareholders present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.
     Record Date and Outstanding Shares. Only shareholders of record of Driehaus International Equity Yield Fund at the close of business on June 30, 2008 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date,                      shares of Driehaus International Equity Yield Fund were outstanding and entitled to vote.
Security Ownership of Certain Beneficial Owners and Management
     Selling Fund. [As of the Record Date, the officers and Trustees of the Trust as a group, beneficially owned ___% of the outstanding shares of Driehaus International Equity Yield Fund.] As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of Driehaus International Equity Yield Fund:

		Percentage	Type of
Name and Address	Fund	Ownership	Ownership

     Acquiring Fund. [As of the Record Date, the officers and Trustees of the Trust as a group, beneficially owned ___% of the outstanding shares of Driehaus International Discovery Fund.] As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of Driehaus International Discovery Fund:

Type of
Name and Address	Fund	Percentage Ownership	Ownership

     [Control Persons. As of the Record Date, to the best of the knowledge of the Trust, the following persons were considered control persons, as defined by the 1940 Act. (owners of 25% voting securities of a fund or other means of control)]
     Expenses. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, Internet, facsimile or personal interview by representatives of the Trust, DCM and PFPC, Inc. The total amount estimated to be spent in furtherance of, and in connection with, the solicitation of shareholders is approximately [$10,000]. All costs of solicitation (including the printing and mailing of this Proxy Statement/Prospectus, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Adviser. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

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OTHER BUSINESS
     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before a Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
SHAREHOLDER INQUIRIES
     Shareholder inquiries may be addressed by calling (888) 636-8835.
     Shareholders who do not expect to be present at the meeting are requested to vote using the methods described on the enclosed proxy card.

By Order of the Board of Trustees, Diane J. Drake Secretary DRIEHAUS MUTUAL FUNDS

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EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of July, 2008 by Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on behalf of and between Driehaus International Discovery Fund (the “Acquiring Fund”) and Driehaus International Equity Yield Fund (the “Selling Fund” and, together with the Acquiring Fund, the “Funds”); and Driehaus Capital Management LLC (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only).
     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund to the Acquiring Fund in exchange for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Selling Fund as part of the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
     WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
     WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and
     WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to the Selling Fund, is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND TERMINATION AND
LIQUIDATION OF THE SELLING FUND
     1.1 THE EXCHANGE. The Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).
     1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date, as such term is defined in Section 3.1. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Trust’s Board of Trustees or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would violate its fiduciary duties to the Selling Fund’s shareholders.
     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.
     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after its Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.
     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to Selling Fund Shareholders.
     1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
     1.7 TERMINATION. The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

ARTICLE II
VALUATION
     2.1 VALUATION OF ASSETS. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on The New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets shall be determined by using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.
     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.
     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s net assets, shall be determined by dividing the Selling Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.
     2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
ARTICLE III
CLOSINGS AND CLOSING DATE
     3.1 CLOSING DATE. The Closing shall occur on September 22, 2008 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.
     3.2 CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause JP Morgan Chase Bank, as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.
     3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause PFPC Inc., as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause PFPC Inc., its transfer agent, to issue and deliver to the Selling Fund a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.
     3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     4.1 REPRESENTATIONS OF THE SELLING FUND. The Trust, on behalf of the Selling Fund, represents and warrants as follows:
          (a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.
          (c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.
          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.
          (e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.
          (f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
          (g) The financial statements of the Selling Fund as of December 31, 2007, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2007, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.
          (i) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed have been timely filed and are correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.
          (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.
          (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.
          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
          (n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
          (o) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Selling Fund has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”).

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:
          (a) The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.
          (c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.
          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
          (e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
          (f) The financial statements of the Acquiring Fund as of December 31, 2007 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2007, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
          (g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
          (h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed have been timely filed and are correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.
          (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
          (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.
          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
          (m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
          (n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code.
          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE FUNDS
     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.
     5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.
     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.
     5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Selling Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND
     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:
     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Senior Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:
     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing

Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President or Senior Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT
     The obligations of the Selling Fund or the Acquiring Fund hereunder shall also be subject to the following:
     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.1.
     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
     8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:
          (a) Each Fund is a legally designated, separate series of the Trust, and the Trust is a statutory trust, validly existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.
          (b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.
          (c) Assuming that consideration of not less than the net asset value of Selling Fund shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of the Selling Fund has any preemptive rights with respect to the Selling Fund’s shares.
          (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.
          (e) The Registration Statement is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.
          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Declaration of Trust (assuming approval of Selling Fund Shareholders has been obtained) or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Fund is a party or by which a Fund or any of its properties may be bound.
     8.7 The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:
          (a) The transfer of all of the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.
          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such Shareholders’ shares of the Selling Fund.
          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.
          (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such Shareholder. The holding period of Acquiring Fund Shares received by the Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.
          (f) The tax basis of the Selling Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.
     Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7.
ARTICLE IX
EXPENSES
     9.1 The Adviser will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.
     9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.
     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION
     11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President or the Senior Vice President without further action by the Trust’s Board of Trustees. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:
          (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
          (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
          (c) a determination by the Trust’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interests of a Fund.
     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Fund, the Selling Fund, the Adviser, or the Trust’s or Adviser’s officers.
ARTICLE XII
AMENDMENTS
     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
     13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
     13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Declaration of Trust.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

DRIEHAUS MUTUAL FUNDS on behalf of Driehaus International Discovery Fund
By:
Name:
Title:

ACKNOWLEDGED:
By:
Name:
Title:

DRIEHAUS MUTUAL FUNDS on behalf of Driehaus International Equity Yield Fund
By:
Name:
Title:

ACKNOWLEDGED:
By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: DRIEHAUS CAPITAL MANAGEMENT LLC
By:
Name:
Title:

EXHIBIT B
Driehaus International Discovery Fund — Portfolio Managers’ Letter
Dear Fellow Shareholders,
     The Driehaus International Discovery Fund (“Fund”) gained 32.32% for the year ended December 31, 2007. This significantly exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index (which gained 17.10% for the year) and the MSCI AC World ex USA Growth Index (which gained 21.40%).
     As the year progressed, the impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.
     Over the course of 2007, a key contributor to performance was the Fund’s allocation to and selection of holdings in the energy sector. Holdings such as PT Bumi Resources Tbk (JAK:BUMI), an Indonesia-based coal mining company, favorably contributed to performance. The company is engaged in the mining, manufacturing, production and marketing of coal. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.
     Similarly, allocation and stock selection in the information technology sector also beneficially contributed to the performance of the Fund in 2007, including holdings such as Nintendo Co., Ltd. (TYO:7974), a Japan-based company engaged in the leisure equipment business. The leisure equipment segment of the company is engaged in the development, manufacturing, and sale of portable and home-use game machines as well as game software. Overall, the gaming industry is performing well globally.
     Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Singapore, Russia, and Indonesia. One of the holdings in Singapore that contributed to the Fund’s performance in 2007 was Cosco Corporation (Singapore) Ltd. (SIN:COS), a top ten Fund holding for the second consecutive year. The company’s operations are principally shipping, ship repair and marine engineering activities, rental of property, and investment holdings. The ongoing global shortage of bulk shipping capacity has driven freight rates to record levels, which has also bolstered demand for new ships and increased the company’s revenue.
     Certain sectors and countries, however, detracted from annual performance of the Fund versus its benchmark. These include the materials and the utilities sectors, and holdings in Japan, Germany, and the United Kingdom.
     In example of a holding that detracted from 2007 Fund performance within the materials sector is Zinifex Ltd. (ASX:ZFX). Zinifex Ltd. is a base metal mining, exploration and development company. The company owns and operates two mines in Australia and is focused on building a portfolio of exploration and development projects in Australia, Canada, China, Mexico, Sweden, and Tunisia. Deteriorating zinc prices contributed to the weaker performance of this stock.
     During the year, the Japanese economy continued to struggle as business spending declined as a result of volatile economic data, sluggish reform of corporate governance standards and weak domestic demand. Sony Corp. (NYSE:SNE), a Japan-based electronics and entertainment company and Intelligence Ltd. (JSD:4757), a company that engages in the general manpower dispatching business operating in personal placement, dispatching and outsourcing, and media experienced negative performance in 2007 attributed to these market factors. Japan was one of a handful of countries that did not reflect a positive contribution to return relative to its benchmark and as a result, the Fund’s weighting in this country was reduced over the course of the year.
     We have continued to add names with good earnings potential in Europe and North America. As we move into the new year, the Fund reflects increased exposure to such markets as Canada, Russia, and Switzerland relative to exposures from the prior year. Further, we will keep a watchful eye on developments associated with Asia — particularly looking for a rebound in Japan.
     In 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007. The Firm’s Director of Research, Daniel Rea, was named Co-Portfolio Manager during the year.

     As always, we at Driehaus Capital Management LLC thank you for your continued interest in the Driehaus International Discovery Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.
Sincerely,

Lynette Schroeder	Daniel M. Rea
Lead Portfolio Manager	Co-Portfolio Manager
Performance is historical and does not represent future results.

Driehaus International Discovery Fund
Performance Overview (unaudited)
     The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/07	1 Year	3 Years	5 Years	(12/31/98 - 12/31/07)
Driehaus International Discovery Fund (DRIDX)[1]	32.32%	30.41%	32.16%	26.62%
MSCI AC World ex USA Index[2]	17.10%	20.36%	24.49%	9.61%
MSCI AC World ex USA Growth Index[3]	21.40%	20.78%	22.70%	7.09%

     You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

EXHIBIT C
Driehaus International Equity Yield Fund — Portfolio Managers’ Letter
Dear Fellow Shareholders,
     The Driehaus International Equity Yield Fund (“Fund”) gained 30.78% from its inception on April 2, 2007 through December 31, 2007. This significantly exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index and the MSCI AC World ex USA Growth Index, which gained 12.78% and 16.26%, respectively, for the same period.1
     As the year progressed, the impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.
     Since the Fund’s inception, a key contributor to performance was the Fund’s allocation and selection of holdings in the energy sector. Holdings such as China Coal Energy Company Ltd. (HKG:1898), which engages in the mining and processing of coal and coke products in addition to the manufacturing and sales of coal mining machinery contributed positively to the Fund’s performance. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.
     Similarly, allocation and stock selection in the financial sector also beneficially contributed to the performance of the Fund since its inception. Holdings such as China Merchants Bank Co., Ltd.(HKG:3968), contributed positively to Fund performance. The company is a commercial bank that offers financial services to both corporate and individual clients. This holding benefited from growth in assets, an increase in deposit and loan interest rate gaps, rising non-interest income, and a decline in credit costs.
     Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in China, Australia, and Canada. One of the holdings in Australia that contributed to the performance of the Fund was Rio Tinto Limited (ASX:RIO), an international mining company. The company’s major products include aluminium, copper, diamonds, energy products, gold, industrial minerals (borates, titanium dioxide, salt and talc), and iron ore. The stock benefited from China’s demand for iron ore, which has sent prices rising.
     Certain areas, such as the utilities sector, however, detracted from Fund performance versus its benchmark due to a lower sector allocation. Holdings in Singapore, Brazil, and Spain also detracted from Fund performance versus the benchmark.
     While overall the Fund benefited from its allocation to and stock selection in the industrials sector, Nexans (EPA:NEX) was an example of a holding that detracted from Fund performance. Europe’s largest cable maker, Nexans is a France-based wire and cable manufacturer. The company provides copper and fiber-optic cables, as well as other associated components, to the buildings, industry, and infrastructure markets. The company’s stock price declined after they announced plans to acquire the cable business of Medeco, a Chilean copper cable and pipe manufacturer.
     We have continued to add names with good earnings potential in Europe and North America. As we move into the new year, the Fund reflects increased exposure to such markets as Canada, Switzerland, and Russia relative to exposures since the inception of the Fund. Further, we will keep a watchful eye on developments associated with Asia — particularly looking for a rebound in Japan.
     On August 1, 2007, Lynette Schroeder was named Lead Portfolio Manager of the Fund replacing Howard Schwab. At that same time, the Firm’s Director of Research, Daniel Rea, was named Co-Portfolio Manager. In 2007, Driehaus Capital Management LLC also added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007.

C-1

     We at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Equity Yield Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.
Sincerely,

Lynette Schroeder	Daniel M. Rea
Lead Portfolio Manager	Co-Portfolio Manager

[1]	During the period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.
Performance is historical and does not represent future results.

C-2

Driehaus International Equity Yield Fund
Performance Overview (unaudited)
     The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since April 2, 2007 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Since Inception
Average Annual Total Returns as of 12/31/07	(4/2/07 — 12/31/07)
Driehaus International Equity Yield Fund (DRIYX)[1]	30.78%
MSCI AC World ex USA Index[2]	12.78%
MSCI AC World ex USA Growth Index[3]	16.26%

You cannot invest directly in any of these indices.
1 The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

C-3

VOTE VIA INTERNET: www. .com
Or Mail in Your Completed Proxy Card
Today In the Enclosed Envelope

CONTROL NUMBER: 999 999 999 999 99
DRIEHAUS MUTUAL FUNDS
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
DRIEHAUS INTERNATIONAL EQUITY YIELD FUND
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 10, 2008
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
DRIEHAUS MUTUAL FUNDS
     The undersigned Shareholder(s) of Driehaus International Equity Yield Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), hereby appoint(s) Michelle L. Cahoon, Kelly C. Dehler and Robert H. Gordon (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on September 10, 2008, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the back of this card.
     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.
     To vote, mark blocks below in blue or black ink or number 2 pencil as follows : ☑
     (PLEASE DO NOT USE FINE POINT PENS)

     This proxy card is valid only when signed and dated. Please return the following page only.

     The Board of Trustees of the Trust recommends a vote “For” the proposal to:

Proposal 1:	Approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of Driehaus International Equity Yield Fund to Driehaus International Discovery Fund. This transfer will be made in exchange for shares of Driehaus International Discovery Fund and the shares so received will be distributed to shareholders of Driehaus International Equity Yield Fund and Driehaus International Equity Yield Fund will then be terminated.

☐For	☐Against	☐Abstain
     The undersigned acknowledge(s) receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
Dated:                                     , 2008

Signature	Signature

DRIEHAUS MUTUAL FUNDS
Driehaus International Equity Yield Fund
Supplement dated May 13, 2008
Prospectus dated May 1, 2008
On May 12, 2008, the Board of Trustees of Driehaus Mutual Funds approved an Agreement and Plan of Reorganization (the “Plan”) under which the assets of Driehaus International Equity Yield Fund would be combined with those of Driehaus International Discovery Fund. The Plan requires approval by a majority of the shareholders of Driehaus International Equity Yield Fund, and will be submitted to shareholders for their consideration at a meeting to be held in September 2008. To assist shareholders in considering the Plan, shareholders will receive a combined proxy statement/prospectus that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed by the end of the third quarter of 2008. As a result, the Driehaus International Equity Yield Fund will be closed to new investors as of June 1, 2008.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

PROSPECTUS
May 1, 2008

25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Equity Yield Fund

Driehaus International Small Cap Growth Fund

Distributed by:
Driehaus Securities LLC

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Table of Contents

Overview	1
Driehaus International Discovery Fund Summary	2
Driehaus Emerging Markets Growth Fund Summary	6
Driehaus International Equity Yield Fund Summary	10
Driehaus International Small Cap Growth Fund Summary	14
The Funds	20
Investment Philosophy	20
Investment Objectives and Principal Investment Strategies	20
Driehaus International Discovery Fund	20
Driehaus Emerging Markets Growth Fund	20
Driehaus International Equity Yield Fund	21
Driehaus International Small Cap Growth Fund	22
Related Risks	22
Portfolio Investments and Other Risk Considerations	24
Management of the Funds	28
Shareholder Information	31
Net Asset Value	31
Opening an Account	31
How to Purchase Shares	32
General Purchase Information	33
How to Redeem Shares	34
General Redemption Information	35
Policies and Procedures Regarding Frequent Purchases and Redemptions	36
Shareholder Services and Policies	37
Dividend Policies	38
Distributions and Taxes	38
For More Information	Back Cover

Overview

Goal of the Driehaus Mutual Funds

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Equity Yield Fund and Driehaus International Small Cap Growth Fund (each a “Fund” and together the “Funds”) strive to increase the value of your investment (capital appreciation). In other words, each Fund tries to buy equity securities with a potential to appreciate in price. Each Fund has its own strategy for achieving this goal with a related risk/return profile but employs common growth techniques. Because stock markets in general, and the individual securities purchased by the Funds, go down in price as well as up, you may lose money by investing in the Funds. The Funds are specialized investment vehicles and should be used as part of your overall investment strategy to diversify your holdings. Please review all the disclosure information carefully.

Who May Want to Invest in the Funds

The Funds may be an appropriate investment if you:

•	Want to diversify your portfolio of domestic investments into international stocks
•	Are not looking for current income
•	Are prepared to receive taxable long-term and short-term capital gains
•	Are willing to accept higher short-term risk in exchange for potentially higher long-term returns
•	Want to complement your U.S. holdings through equity investments in countries outside the United States
•	Can tolerate the increased price volatility, currency fluctuations and other risks associated with growth style investing and investing in non-U.S. securities

•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long term

Investment Adviser

Each Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of March 31, 2008, the Adviser managed approximately $4.5 billion in assets.

Investment Philosophy

The Adviser believes that, over time, revenue and earnings growth are the primary determinants of equity valuations. Accordingly, the Adviser concentrates the Funds’ investments in companies that have demonstrated the ability to rapidly increase sales and earnings, as well as the potential for continued growth in the future. The Adviser evaluates the earnings quality of such companies to determine whether current earnings might indicate future results. In addition, the Adviser may analyze a foreign firm’s value in relation to a domestic firm’s value. Factors such as strong company earnings reports, increased order backlogs, new product introductions, and industry developments alert the Adviser to potential investments. The Adviser combines this information with its own technical analyses to reach an overall determination about the attractiveness of specific securities. To a lesser extent, the Adviser also uses macroeconomics or country-specific analyses. While the Adviser seeks companies that have demonstrated superior earnings growth, the Adviser may also purchase the stock of companies based on the expectation of capital appreciation where there is no demonstrable record of earnings growth or increasing sales. This investment philosophy results in high portfolio turnover. High portfolio turnover in any year may result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Fund Distributions

The Funds intend to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. Unless you are purchasing Fund shares through a tax-exempt or tax-deferred account (such as an individual retirement account (IRA)), buying Fund shares at a time when the Fund has substantial recognized or unrecognized gains can cost you money in taxes. Contact the Funds for information concerning when distributions will be paid. On a continuing basis, due to high portfolio turnover of the Funds, a greater percentage of capital gains may be paid each year by a Fund with a significant percentage of those capital gains constituting short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes. You should consult your tax advisor regarding your tax situation.

1

Driehaus International Discovery Fund Summary

Goal and Strategy

The Driehaus International Discovery Fund seeks to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the equity securities of small to mid-size foreign companies; however, the Adviser may shift the Fund’s focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three different countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Economic issues or developments in foreign countries
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

2

Driehaus International Discovery Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 89.29% (quarter ended 12/31/99) and the lowest return for a quarter was -21.16% (quarter ended 9/30/02).

			Since
			Inception
Average Annual Total Returns as of December 31, 2007			(12/31/98 -
(data includes reinvestment of dividends)	1 Year	5 Years	12/31/07)

Driehaus International Discovery Fund
Return Before Taxes	32.32%	32.16%	26.62%
Return After Taxes on Distributions	25.78%	29.05%	24.21%
Return After Taxes on Distributions and Sale of Fund Shares	23.45%	27.46%	23.12%
MSCI AC World ex USA Index[1]
(reflects no deduction for fees, expenses, or taxes)	17.10%	24.49%	9.61%
MSCI AC World ex USA Growth Index[2]
(reflects no deduction for fees, expenses, or taxes)	21.40%	22.70%	7.09%

 1  The Morgan Stanley Capital International All Country World ex USA Index (“MSCI AC World ex USA Index”) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

 2  The Morgan Stanley Capital International All Country World ex USA Growth Index (“MSCI AC World ex USA Growth Index”) is a subset of the MSCI AC World ex USA Index and is composed of only those MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

3

Driehaus International Discovery Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee[2]	1.46%
Other Expenses	0.17%

Total Annual Fund Operating Expenses[3]	1.63%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million; and 1.25% of average daily net assets in excess of $1 billion.

 3  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the year ended December 31, 2007, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.59%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$166	$514	$887	$1,933

4

Financial Highlights — Driehaus International Discovery Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the five years ended December 31, 2007 has been audited by Ernst & Young LLP whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$39.35	$41.20	$31.67	$29.28	$18.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)	(0.21)	0.02	(0.02)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	12.19	6.82	13.78	3.45	11.40

Total income from investment operations	12.16	6.61	13.80	3.43	11.25

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)	—	(0.04)	—	—
Distributions from capital gains	(9.83)	(8.47)	(4.23)	(1.05)	—

Total distributions	(9.96)	(8.47)	(4.27)	(1.05)	—

Redemption fees added to paid-in capital	0.00 ~	0.01	0.00 ~	0.01	0.00	~

Net asset value, end of period	$41.55	$39.35	$41.20	$31.67	$29.28

Total Return	32.32%	16.41%	43.97%	11.95%	62.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$857,041	$639,751	$603,249	$344,986	$260,619
Ratio of expenses before fees paid indirectly to average net assets	1.63%	1.74%	1.82%	1.94%	2.02	%†
Ratio of net expenses to average net assets	1.59%#	1.68%#	1.77%#	1.70%#	2.02	%†#
Ratio of net investment loss to average net assets	(0.28)%#	(0.50)%#	(0.02)%#	(0.05)%#	(1.11	)%†#
Portfolio turnover	217.86%	216.29%	180.42%	518.81%	515.76%

~ Amount represents less than $0.01 per share.

†  The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

5

Driehaus Emerging Markets Growth Fund Summary

Goal and Strategy

The Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation. To do so, the Fund invests in the equity securities of companies in emerging markets around the world. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in emerging markets companies. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Economic issues or developments in foreign countries
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Dependence of emerging market companies upon commodities which may be subject to economic cycles
•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.”

6

Driehaus Emerging Markets Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 62.86% (quarter ended 12/31/99) and the lowest return for a quarter was −20.59% (quarter ended 9/30/98).

Average Annual Total Returns as of December 31, 2007
(data includes reinvestment of dividends)	1 Year	5 Years	10 Years

Driehaus Emerging Markets Growth Fund Return Before Taxes	42.36%	41.83%	22.33%
Return After Taxes on Distributions	34.50%	38.73%	20.71%
Return After Taxes on Distributions and Sale of Fund Shares	30.17%	36.27%	19.57%
MSCI Emerging Markets Index[1] (reflects no deduction for fees, expenses or taxes)	39.78%	37.44%	14.52%
MSCI Emerging Markets Growth Index[2] (reflects no deduction for fees, expenses or taxes)	36.96%	34.79%	13.56%

 1  The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets Index”) is a market capitalization-weighted index designed to measure equity market performance in 25 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

 2  The Morgan Stanley Capital International Emerging Markets Growth Index (“MSCI Emerging Markets Growth Index”) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

7

Driehaus Emerging Markets Growth Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee	1.50%
Other Expenses	0.24%

Total Annual Fund Operating Expenses[2]	1.74%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the year ended December 31, 2007, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.69%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$177	$548	$944	$2,052

8

Financial Highlights — Driehaus Emerging Markets Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the five years ended December 31, 2007 has been audited by Ernst & Young LLP whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2007		2006	2005	2004	2003

Net asset value, beginning of period	$39.09		$28.29	$23.00	$20.29	$12.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)		(0.07)	0.04	(0.01)	0.00
Net realized and unrealized gain (loss) on investments and foreign currency transactions	16.00		11.68	8.83	4.75	8.03

Total income from investment operations	15.91		11.61	8.87	4.74	8.03

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	(0.08)	(0.04)	—
Distributions from capital gains	(11.56)		(0.84)	(3.51)	(2.00)	—

Total distributions	(11.56)		(0.84)	(3.59)	(2.04)	—

Redemption fees added to paid-in capital	0.01		0.03	0.01	0.01	0.00	#

Net asset value, end of period	$43.45		$39.09	$28.29	$23.00	$20.29

Total Return	42.36%		41.22%	38.95%	24.12%	65.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$958,230		$788,791	$241,587	$143,480	$99,986
Ratio of expenses before fees paid indirectly to average net assets	1.74%		1.83%	2.07%	2.23%	2.35	%†
Ratio of net expenses to average net assets	1.69	%#	1.78%#	2.01%#	2.03%#	2.34	%†#
Ratio of net investment income (loss) to average net assets	(0.22	)% #	(0.32)%#	(0.02)%#	(0.29)%#	0.04	%†#
Portfolio turnover	165.07%		181.01%	349.69%	356.90%	432.47%

~  Amount represents less than $0.01 per share.

†  The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

9

Driehaus International Equity Yield Fund Summary

Goal and Strategy

The Driehaus International Equity Yield Fund seeks to maximize capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the equity securities of small to mid-size foreign companies; however, the Adviser may shift the Fund’s focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three different countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

10

Driehaus International Equity Yield Fund

Performance

The Driehaus International Equity Yield Fund does not have a full calendar year of operations as of the date of this Prospectus; therefore, there is no performance information provided.

11

Driehaus International Equity Yield Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee	1.50%
Other Expenses	0.47%

Total Annual Fund Operating Expenses[2]	1.97%
Less Expense Reimbursement[3]	(0.22)%

Net Annual Fund Operating Expenses	1.75%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the period ended December 31, 2007, these rebates were used to pay certain Fund expenses, which together with the expense cap, ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.83%.
 3  The Adviser has entered into a written agreement to cap the Fund’s operating expenses at 1.75% of average daily net assets until March 31, 2010. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$178	$597	$1,042	$2,278

12

Financial Highlights — Driehaus International Equity Yield Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2007 has been audited by Ernst & Young LLP whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the period
	April 2, 2007
	through
	December 31,
	2007

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.68

Total income from investment operations	2.85

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.41)
Distributions from capital gains	(3.84)

Total distributions	(4.25)

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$8.60

Total Return	30.78	%**
RATIOS/SUPPLEMENTAL DATA Net assets, end of period (in 000’s)	$76,656
Ratio of expenses before fees paid indirectly to average net assets	1.97	%*†
Ratio of net expenses to average net assets	1.83	%*†#
Ratio of net investment income to average net assets	0.02	%*†#
Portfolio turnover	208.49	%**

*  Annualized.

** Not Annualized.

~	Amount represents less than $0.01 per share.

†  The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s annual operating expense cap of 1.75% of average daily net assets until March 31, 2010. Fund expenses were reimbursed for expenses exceeding the 1.75% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007.

#	Such ratios are net of fees paid indirectly through a commission recapture program.

13

Driehaus International Small Cap Growth Fund Summary

Goal and Strategy

The Driehaus International Small Cap Growth Fund seeks to maximize capital appreciation. The Fund invests primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of non-U.S. “small cap companies,” which the Adviser currently considers to be companies whose market capitalization is less than $2.5 billion at the time of investment. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales and earnings growth

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Economic issues or developments in foreign countries
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Prospective investors should note that the Fund’s investment in smaller capitalization securities could be highly speculative and involve considerable risk. At times the prices of stocks of smaller capitalization companies as a group have significantly underperformed those of larger companies.

Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their

14

Driehaus International Small Cap Growth Fund Summary

country. The Fund may invest in companies that are less established, with less liquid markets for their stock, and therefore may be riskier investments.

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

15

Driehaus International Small Cap Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Annual Returns for the years ended December 311

During the periods shown in the bar chart, the highest return for a quarter was 32.23% (quarter ended 6/30/03) and the lowest return for a quarter was −6.31% (quarter ended 6/30/06).

		Including Predecessor
	Fund Only	Limited Partnership Performance[1]
	Since			Since
	Inception			Inception
Average Annual Total Returns as of December 31, 2007	(9/17/07-			(8/01/02 -
(data includes reinvestment of dividends)	12/31/07)	1 Year	5 Years	12/31/07)

Driehaus International Small Cap Growth Fund
Return Before Taxes	18.88%	48.55%	46.66%	38.86%
Return After Taxes on Distributions	16.33%	N/A [2]	N/A [2]	N/A [2]
Return After Taxes on Distributions and Sale of Fund Shares	12.25%	N/A [2]	N/A [2]	N/A [2]
MSCI World ex USA Small Cap Index[3] (reflects no deduction for fees, expenses or taxes)	(1.42%)	3.65%	26.88%	22.56%
MSCI AC World ex USA Small Cap Growth Index[4] (reflect no deduction for fees, expenses or taxes)	1.96%	13.25%	27.84%	23.57%

 1  The Fund’s performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Limited Partnership was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Limited Partnership was established on August 1, 2002 and the Fund succeeded to the Limited Partnership’s assets on September 17, 2007. The Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund.

 2  After-tax performance returns are not included for the predecessor Limited Partnership. The Limited Partnership was not a regulated investment company and therefore did not distribute current or accumulated earnings and profits.

16

Driehaus International Small Cap Growth Fund

 3  The Morgan Stanley Capital International World ex USA Small Cap Index (MSCI World ex USA Small Cap Index) is a market capitalization-weighted index designed to measure the equity performance in 22 global developed markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

 4  The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 47 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. The index was added as of March 31, 2008 because it includes both developed and emerging markets and is a growth index, making it a good benchmark for the Fund. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

17

Driehaus International Small Cap Growth Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee	1.50%
Other Expenses	0.44%

Total Annual Fund Operating Expenses[2,3]	1.94%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the period ended December 31, 2007, these rebates were used to pay certain Fund expenses, which together with the expense cap, ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.90%.

 3  The Adviser has entered into a written agreement to cap the Fund’s operating expenses at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$197	$609

18

Financial Highlights — Driehaus International Small Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2007 has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the period
	September 17,
	2007
	through
	December 31,
	2007

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.84

Total income from investment operations	1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)
Distributions from capital gains	(0.61)

Total distributions	(0.71)

Redemption fees added to paid-in capital	0.03

Net asset value, end of period	$11.14

Total Return	18.88	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$143,364
Ratio of expenses before fees paid indirectly to average net assets	1.94	%*†
Ratio of net expenses to average net assets	1.90	%*†#
Ratio of net investment loss to average net assets	(0.83	)%*†#
Portfolio turnover	100.45	%**

 * Annualized.

** Not Annualized.

†  The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s annual operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

19

The Funds

The Funds are each a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (the “Adviser”) provides management and investment advisory services to the Funds. Prospective investors should consider an investment in a Fund as a long-term investment. There is no assurance that a Fund will meet its investment objective.

Investment Philosophy

In addition to the factors noted in the Overview, the Adviser considers numerous criteria in evaluating countries for investment and in determining country and regional weightings. Such criteria include the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also involve considerations specific to a certain country or region of the world.

Investment Objectives and Principal Investment Strategies

Driehaus International Discovery Fund. The investment objective of the Driehaus International Discovery Fund is to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the equity securities of small to mid-size foreign companies; however, the Adviser may shift the Fund’s focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective, which may be for extended periods of time. There is no maximum limitation on the number of countries in which the Adviser can invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, it is expected that a substantial portion of the Fund’s assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Fund must be invested in the assets of at least three countries).

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Growth Fund.  The investment objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. The Fund pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the

20

laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Under normal market conditions, at least 65% of the Fund’s total assets will be invested in the equity securities of emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund is a nondiversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus International Equity Yield Fund. The investment objective of the Driehaus International Equity Yield Fund is to maximize capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the equity securities of small- to mid-size foreign companies; however, the Adviser may shift the Fund’s focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective, which may be for extended periods of time. There is no maximum limitation on the number of countries in which the Adviser can invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries.

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

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The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus International Small Cap Growth Fund.  The investment objective of the Driehaus International Small Cap Growth Fund is to maximize capital appreciation. The Fund invests primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of non-U.S. “small cap companies,” which the Adviser currently considers to be companies whose market capitalization is less than $2.5 billion at the time of investment. In some countries, a small company by U.S. standards might rank among the largest in that country in terms of capitalization. The capitalization parameter is subject to change as the relative market capitalization of small cap issuers change over time. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. There is no specific limitation on the percentages of assets that may be invested in securities of issuers located in any one country at any given time. The Fund is a nondiversified fund. At certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. Many, but not all, of these companies will be U.S. companies that have a significant amount of assets located in and/or derive a significant amount of their revenue from goods purchased or sold, investments made, or services performed in or with non-U.S. countries. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Related Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. EACH FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no assurance that a Fund will achieve its

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objective. In addition to the principal risk factors identified earlier in this Prospectus, the Funds are subject to the following risks:

Foreign Securities and Currencies. Each Fund may invest in foreign securities. Investing outside the U.S. involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Fund’s portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in U.S. securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities — positions which are generally denominated in foreign currencies — and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements; and the historical lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Emerging Market Risks. The Driehaus Emerging Markets Growth Fund invests primarily in emerging markets. The Driehaus International Discovery Fund, Driehaus International Equity Yield Fund and Driehaus International Small Cap Growth Fund may also invest a substantial portion of their assets in emerging market securities. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as “emerging markets.” Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other

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arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Growth Style Stocks. The Funds are managed using a growth style of investing. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to be more volatile than the overall market.

Small- and Medium-Sized Companies. The Driehaus International Small Cap Growth Fund invests primarily in the securities of smaller capitalization companies, and may also invest in the securities of medium-sized companies. The Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Equity Yield Fund may also invest in small- and medium-sized companies. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-sized companies may be subject to greater and more abrupt price fluctuations and, for large sales, a Fund may have to sell such holdings at discounts from quoted prices or make a series of small sales over an extended period of time.

Diversification. Each Fund is nondiversified (as defined in the 1940 Act), meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. As a nondiversified fund, each Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Portfolio Investments and Other Risk Considerations

There are specific restrictions on each Fund’s investments. Such restrictions are detailed in the Statement of Additional Information (the “SAI”). Each Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the SAI contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks.

Impact of Certain Investments. The Funds may invest in a variety of securities, including initial public offerings, derivatives and small technology companies. Such investments may have a magnified performance impact on a Fund depending on a Fund’s size. A Fund may not experience similar performance as its assets grow or its investments change.

Currency Hedging. Due to the investments in foreign securities, the value of a Fund in U.S. dollars is subject to fluctuations in the exchange rate between foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency, a Fund may enter into a forward currency exchange contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) (“forward currency contract”). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as “currency hedging.” By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a Fund during the period of the forward contract. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

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The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.

Settlement Transactions. When a Fund trades a foreign security, it is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, a Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby a Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, a Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. A Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Derivatives. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, each Fund may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks; and (5) enter into various equity or interest rate transactions, participation notes, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies (“derivatives”). For these purposes, forward currency contracts are not considered “derivatives.” Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated, may be less marketable than exchange-traded derivatives and may be subject to greater risks such as counterparty risks (e.g., counterparty is unable or unwilling to honor the contract).

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Convertible Securities. While convertible securities purchased by the Funds are frequently rated investment grade, a Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. Each Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly

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traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Debt Securities. The Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund may invest up to 35% of their total assets in nonconvertible debt securities. The Driehaus International Small Cap Growth Fund and the Driehaus International Equity Yield Fund may invest up to 20% of their total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

Portfolio Turnover. A Fund’s annual turnover rate indicates changes in its portfolio investments. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is anticipated that the Funds will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Funds. Securities sold by a Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign growth stocks, the Funds are likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year as noted in the Funds’ Financial Highlights. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Investment Companies. The Funds may invest in domestic and foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment; similarly, a Fund may invest in a money market fund in order to receive a higher rate of return or to be more productively invested than would be possible through direct investment in money market instruments. Investing through such vehicles may involve layered fees or expenses. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

Repurchase Agreements. Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a

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month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. Each Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, a Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

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Management of the Funds

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of March 31, 2008, managed approximately $4.5 billion in assets.

Each Fund pays the Adviser an annual investment management fee on a monthly basis as follows. These fees are higher than the fees paid by most mutual funds.

As a percentage of
Fund	average daily net assets

Driehaus International Discovery Fund	1.46%[1]
Driehaus Emerging Markets Growth Fund	1.50%
Driehaus International Equity Yield Fund	1.50%[2]
Driehaus International Small Cap Growth Fund	1.50%[2]

1  The Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million; and 1.25% of average daily net assets in excess of $1 billion.

2  As previously discussed, the Adviser has entered into a written agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus International Equity Yield and the Driehaus International Small Cap Growth Funds’ expense ratios at 1.75% and 2.00%, respectively. Because of these agreements, the Funds may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the investment advisory agreements for the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund may be reviewed in the Funds’ annual report to shareholders dated December 31, 2007. Shareholder reports may be obtained by calling 1-800-560-6111, or by visiting www.driehaus.com or the SEC’s website at www.sec.gov.

Driehaus International Discovery Fund

Lead Portfolio Manager. The Driehaus International Discovery Fund is managed by Lynette Schroeder. Ms. Schroeder has been the portfolio manager for the Fund since March 1, 2005 and is responsible for making investment decisions on behalf of the Fund. Ms. Schroeder will retire from the Adviser on December 31, 2008 and Mr. Rea will assume sole portfolio manager responsibilities at that time.

Ms. Schroeder received her A.B. in Political Science in 1985 from the University of Chicago. She earned her M.B.A. in 1992 from the Darden Business School of the University of Virginia, where she was an analyst for The Darden Fund. From 1993 to 1995, Ms. Schroeder worked in international research at Scudder, Stevens & Clark and from 1995 to 1997 at Lexington Management Corporation, before joining the Adviser as an international senior research analyst in June 1997. While employed by the Adviser, she was named portfolio manager for the Driehaus European Opportunity Fund in December 1998 and co-portfolio manager for Driehaus International Discovery Fund in December 1998. In July 2000, Ms. Schroeder joined American Century Investment Management, Inc., where she was a portfolio manager for the International Opportunities Fund until she re-joined the Adviser in March 2005.

Co-Portfolio Manager. Dan Rea has been the co-portfolio manager of Driehaus International Discovery Fund since August 1, 2007 and supports Ms. Schroeder with investment research, security selection and portfolio construction. Upon Ms. Schroeder’s retirement from the Adviser on December 31, 2008, Mr. Rea will assume sole portfolio manager responsibilities for Driehaus International Discovery Fund.

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Mr. Rea received his B.S. in Accountancy from Marquette University in 1995. Mr. Rea originally worked for the Adviser as a domestic research analyst beginning in 1997, following a position in corporate finance at GE Capital Corporation. He was named portfolio manager of the Driehaus Emerging Growth Fund, L.P. in November 1998. In March 2000, Mr. Rea joined BlackRock, Inc., where he was a senior equity analyst on its Global Growth team and portfolio manager of the BlackRock Global Science and Technology Fund. In February 2005, he joined Franklin Templeton Investments as a senior equity analyst and sector leader on its Global Large Cap Growth team until he rejoined the Adviser in April 2006. Mr. Rea is also the Lead Portfolio Manager for the Driehaus Global Growth Fund, another fund of the Trust. Mr. Rea was the Assistant Portfolio Manager of the Driehaus Emerging Markets Growth Fund, another fund of the Trust, from April 2006 to April 2008. In addition to his portfolio management responsibilities, Mr. Rea has served as Director of Equity Research for the Adviser since October 2006.

Driehaus Emerging Markets Growth Fund

Portfolio Manager. Howard Schwab has been the portfolio manager of the Driehaus Emerging Markets Growth Fund since January 1, 2008. Previously, Mr. Schwab was a co-portfolio manager for the Fund. Mr. Schwab has responsibility for making investment decisions on behalf of the Fund.

Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Economics from Denison University. Mr. Schwab is also the Co-Portfolio Manager for the Driehaus Global Growth Fund, another fund of the Trust. During his tenure with the Adviser, Mr. Schwab also was the portfolio manager for the Driehaus International Equity Yield Fund, another fund of the Trust, from April 2007 through July 2007, and was an investment analyst to and then assumed portfolio management responsibilities for the predecessor limited partnership to that Fund since its inception on September 1, 2003.

Assistant Portfolio Manager. Chad Cleaver has been the assistant portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2008 and has certain responsibilities for investment decision-making subject to Mr. Schwab’s oversight.

Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He began his career with the Board of Governors of the Federal Reserve System. He joined the Adviser in 2004 as an investment analyst to the Fund prior to assuming assistant portfolio management responsibilities.

Driehaus International Equity Yield Fund

Lead Portfolio Manager. The Driehaus International Equity Yield Fund is managed by Lynette Schroeder. Ms. Schroeder has managed the Fund since August 1, 2007 and is responsible for making investment decisions on behalf of the Driehaus International Equity Yield Fund. Ms. Schroeder’s background is described under “Driehaus International Discovery Fund — Lead Portfolio Manager.” Ms. Schroeder will retire from the Adviser on December 31, 2008 and Mr. Rea will assume sole portfolio manager responsibilities at that time.

Co-Portfolio Manager. Dan Rea has been the co-portfolio manager of Driehaus International Equity Yield Fund since August 1, 2007 and supports Ms. Schroeder with investment research, security selection and portfolio construction. Mr. Rea’s background is described under “Driehaus International Discovery Fund — Co-Portfolio Manager.” Upon Ms. Schroeder’s retirement from the Adviser on December 31, 2008, Mr. Rea will assume sole portfolio manager responsibilities for Driehaus International Equity Yield Fund.

Driehaus International Small Cap Growth Fund

Lead Portfolio Manager. Howard Schwab has managed the Fund since its inception on September 17, 2007. Mr. Schwab is responsible for making investment decisions on behalf of the Fund. Mr. Schwab was an investment analyst and then assumed portfolio management responsibilities for the Driehaus International Opportunities Fund, L.P., the predecessor limited partnership to the Fund, since it commenced operations on August 1, 2002. Mr. Schwab’s background is described under “Driehaus Emerging Markets Growth Fund — Portfolio Manager.”

Co-Portfolio Manager. David Mouser has assisted in the management of Driehaus International Small Cap Growth Fund since its inception on September 17, 2007. Mr. Mouser has responsibilities for investment decision-

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making on the Driehaus International Small Cap Growth Fund, subject to Mr. Schwab’s approval. Since September, 2005, Mr. Mouser was the assistant portfolio manager for the predecessor limited partnership.

Mr. Mouser joined the Adviser in 1999 upon completion of his B.S. degree in Finance from the University of Dayton. He is currently an M.S. candidate at DePaul University. Prior to assuming assistant portfolio management responsibilities, Mr. Mouser was an investment analyst with the Adviser.

The SAI provides additional information about the portfolio managers’ and assistant portfolio managers’ compensation, other accounts managed, and ownership of securities in the Funds.

Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Funds or to their shareholders. DS LLC is located at 25 East Erie Street, Chicago, Illinois 60611. DS LLC also executes portfolio transactions for the Funds pursuant to procedures approved by the Board of Trustees.

Administrator. PFPC Inc. (“PFPC”) is the administrator for the Funds. In such capacity, PFPC assists the Funds in aspects of their administration and operation, including certain accounting services.

Transfer Agent. PFPC is the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

Custodian. JPMorgan Chase Bank (the “Custodian”) is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s Global Investor Services or foreign depositories used by such members.

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Shareholder Information

Net Asset Value

Each Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at a Fund’s net asset value per share next calculated after receipt of your purchase order and payment in good form. Net asset value per share is determined by dividing the difference between the values of a Fund’s assets and liabilities by the number of its shares outstanding. The Funds’ holdings are typically valued using readily available market quotations provided by an independent pricing service. Securities may be valued using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indices of U.S. traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In such cases, a Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem the Funds’ shares.

Opening an Account

1)	Read this Prospectus carefully.

2)	Each Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

Minimum
			Minimum	Automatic	Minimum
Minimum	Minimum	Minimum	Subsequent	Investment	Automatic
Initial	Subsequent	Initial IRA	IRA	Plan	Investment
Investment	Investment	Investment	Investment	(Monthly)	Plan (Quarterly)

$10,000	$2,000	$2,000	$500	$100	$300

3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

4)	Include your purchase check or call Shareholder Services at 1-800-560-6111 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling Shareholder Services at 1-800-560-6111. IRA investors should also read the IRA Disclosure Statement and Custodial Account

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Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Funds, and the account features, policies and fees may differ from those discussed in this Prospectus. Please contact Shareholder Services at 1-800-560-6111 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Funds accept:

•	Your personal check, preprinted with your name and address
•	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Funds accept only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

•	Cash
•	Credit cards
•	Cashier’s/Official checks
•	Bank drafts
•	Third party checks
•	“Starter” checks that do not have a printed name and address on them
•	Travelers checks
•	Credit card checks
•	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9817	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Then wire your investment to:

PNC Bank, NA
ABA #031000053
Credit: Driehaus Purchase Account
Bank Account #: 8611082419
Fund Name: (          )
Further Credit: (Shareholder name and account number)

3)	Through Automatic Investment Plan. Additional investments in shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds vial Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan.

4)	Through ACH. Additional investments in shares of the Funds may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Funds do not accept initial investments through ACH. Instructions to purchase shares of the Funds by ACH which are received prior to close of the NYSE receive the net asset value calculated on the next business day. Instructions to purchase shares of the Funds by ACH received after the close of the NYSE receive the net asset value calculated on the second business day after receipt.

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5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Funds. There are no charges or limitations imposed by the Funds, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Funds or DS LLC. However, unless waived, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

New investors who would like to participate in the Automatic Investment Plan or make additional investments in shares of the Funds by ACH should completed the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the By Mail section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call Shareholder Services at 1-800-560-6111 or visit www.driehaus.com.

Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Funds. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Funds when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Funds’ behalf. The Intermediary is liable to the Funds for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

DS LLC makes payments, and the Adviser may make payments, out of their own resources to Intermediaries for providing shareholder servicing or distribution related activities. No payments are made by the Funds for distribution or promotion of the Funds.

General Purchase Information

Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Funds do not intend to sell shares to persons or entities, including foreign financial institutions and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. The Funds reserve the right not to accept any purchase order. The Funds also reserve the right to change their investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly. Please see the additional information below regarding share purchases of the Driehaus Emerging Markets Growth Fund.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when a Fund has substantial recognized or unrecognized gains can cost you money in taxes. See “Distributions and Taxes — Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the relevant Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the relevant Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

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Driehaus Emerging Markets Growth Fund. The Driehaus Emerging Markets Growth Fund is closed to new investors. You may purchase shares of Driehaus Emerging Markets Growth Fund and reinvest dividends and capital gains you receive on your holdings of Fund shares in additional shares of the Fund if you are:

•	A current shareholder; or
•	A participant in a qualified retirement plan that offers the Driehaus Emerging Markets Growth Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option.

You may open a new account in the Driehaus Emerging Markets Growth Fund if you:

•	Are an employee of the Adviser or its affiliates, or a Trustee of the Trust;

•	Exchange your shares of any other fund of the Trust for shares of the Fund; or

•	Hold shares of the Fund in another account, provided your new account and existing account are registered under the same address of record, the same social security number or taxpayer identification number, the same name(s) and the same beneficial owner(s).

These restrictions apply to investments made directly through DS LLC as well as investment made through Intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors, unless the investor meets the criteria listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to: (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares, and (ii) make additional exceptions, that, in its judgment, do not adversely affect the Adviser’s ability to manage the Fund.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Funds at the following address:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9817	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.” Redemption proceeds will be net of any applicable redemption fees.

2)	By Telephone. You will automatically have the telephone redemption by check privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceed sent directly to your bank account by wire or ACH if you mark the appropriate box(es) and provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See ‘‘General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Funds reserve the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

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4)	Through ACH. Your redemption proceeds less any applicable redemption fee, can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Funds. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholder Services at 1-800-560-6111.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Funds. The Funds reserve the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

	Minimum	Minimum IRA
Fund	Account Value	Account Value

Driehaus International Discovery Fund	$5,000	$1,500
Driehaus Emerging Markets Growth Fund	$5,000	$1,500
Driehaus International Equity Yield Fund	$5,000	$1,500
Driehaus International Small Cap Growth Fund	$5,000	$1,500

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.

In-Kind Redemptions. The Funds generally intend to pay all redemptions in cash. However, the Funds may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

Each Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

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The Funds will pay redemption proceeds, less any applicable fees (including redemption fees), as follows:

1)	PAYMENT BY CHECK — Normally mailed within seven days of redemption to the address of record.

2)	PAYMENT BY WIRE — Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

3)	PAYMENT BY ACH — Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Funds to do so, the Funds may take up to seven days to pay proceeds from shares redeemed. For payments sent by wire or ACH, the Funds are not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Funds, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Funds for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Funds need to maintain cash or liquidate portfolio holdings to meet redemptions. The Funds may be particularly susceptible to risks of short-term trading because they invest in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Funds’ valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Funds. See “Net Asset Value” above.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Funds waive the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Funds, for investors in certain wrap programs and otherwise, at the Funds’ discretion. The Funds reserve the right to modify or terminate these waivers at any time.

The Funds’ Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Funds receive a redemption fee from a direct shareholder or Intermediary account. This monitoring may result in the Funds’ rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity. The Funds also may limit the number of exchanges a shareholder can make between the Funds.

Shares of the Funds may be purchased directly from the Funds (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Funds do not know the identity of the beneficial owners of the accounts with the Intermediaries and consequently rely on the Intermediaries to comply with the Funds’ policies and procedures on frequent purchases and redemptions. The Funds may direct any Intermediary to block any shareholder account from future trading in the Funds if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

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Shareholder Services and Policies

Exchanging Shares. Any shares of a Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund by telephone unless you indicate on your application that you do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares redeemed. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.

At the Funds’ discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with these types of transactions as compared to written requests. Although the Funds employ reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Funds or their service providers fail to employ these measures. In such cases, the Funds or their service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, a Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Funds by telephone, requests may be mailed to the Funds at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial

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reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of a Fund. Separate shareholder statements will continue to be mailed for each Fund account. If you want additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-560-6111 or write to P.O. Box 9817, Providence, Rhode Island 02940.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by a Fund are automatically reinvested in additional shares of such Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.

Distributions and Taxes

Payment of Dividends and Other Distributions. Each Fund pays its shareholders dividends from its investment company taxable income, and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years). Dividends and distributions are generally paid once a year. Each Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. Each Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year. Since the Driehaus International Discovery Fund has a capital loss carryforward, no capital gains distributions will be paid to shareholders until net capital gains have been realized in excess of the carryforward, except that the Internal Revenue Code of 1986, as amended (the “Code”), imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards. With respect to the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund, because these Funds succeeded to the tax basis of the assets of a limited partnership, shareholders should be aware that, as portfolio securities that were received from the limited partnership are sold, any capital gain that existed at such time may be recognized by the Funds, and such recognized gain, if any, will be distributed to shareholders as dividends or distributions and will be taxable to them.

Federal Income Tax Status of Dividends and Other Distributions. Distributions by a Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Code or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by a Fund from foreign corporations are not expected to qualify for the dividends received deduction and dividends received from certain foreign corporation may not qualify for treatment as qualified dividend income. The reduced rates of federal income taxation applicable to qualified dividend income will expire for taxable years beginning after December 31, 2010. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of a Fund. The U.S. federal income tax status of all distributions will be designated by a Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

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Taxability of Distributions to Individuals and Other Noncorporate Shareholders
(taxable years beginning in 2008)

	Tax Rate for	Tax Rate for
Type of Distribution	15% Bracket or lower	25% Bracket or above

Income Dividends	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%
Qualified Dividend Income	0%	15%

Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle each Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that a Fund is liable for foreign income taxes, the Fund may make an election under the Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. If this election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund’s election, subject to certain limitations imposed by the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If a Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. A distribution paid after an investor purchases shares of a Fund will reduce the net asset value of the shares by the amount of the dividend or distribution, but such dividend or distribution nevertheless will be taxable to such shareholder even if it represents a return of a portion of the shareholder’s investment.

Redemption of Fund Shares. If a shareholder redeems or exchanges Fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

Backup Withholding. A Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the Fund with the investor’s properly certified social security or other tax identification number;

•	An investor fails to properly certify that the investor’s tax identification number is correct or that the investor is not subject to backup withholding due to the under reporting of certain income; or

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•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s tax identification number is incorrect or that the investor is subject to backup withholding.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. Each Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of any Fund shares before making an investment in a Fund.

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FOR MORE INFORMATION

More information on these Funds is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds’ performance during the Funds’ last fiscal period.

Statement of Additional Information (SAI)

The SAI provides more details about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone
Call 1-800-560-6111

By Mail
Write to:
Driehaus Mutual Funds
P.O. Box 9817
Providence, RI 02940

On the Internet
Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-5850) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549 (a duplicating fee is charged).

© 2008, Driehaus Mutual Funds
1940 Act File No. 811-07655

STATEMENT OF ADDITIONAL INFORMATION
DRIEHAUS INTERNATIONAL DISCOVERY FUND
DRIEHAUS INTERNATIONAL EQUITY YIELD FUND
DRIEHAUS MUTUAL FUNDS
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(800) 560-6111
     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated                      , 2008 for the Special Meeting of Shareholders of Driehaus International Equity Yield Fund to be held on September 10, 2008. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Driehaus Mutual Funds, P.O. Box 9817, Providence, Rhode Island 02940, or by calling toll-free (800) 560-6111. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.
     Further information about Driehaus Mutual Funds is contained in and incorporated herein by reference to Driehaus Mutual Funds’ Statement of Additional Information dated May 1, 2008. The audited financial statements and related independent auditors’ report for Driehaus International Discovery Fund and Driehaus International Equity Yield Fund contained in the Annual Report for the fiscal year ended December 31, 2007 are incorporated herein by reference.
     The date of this Statement of Additional Information is                           , 2008.

Statement of Additional Information Dated May 1, 2008
DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111
DRIEHAUS INTERNATIONAL DISCOVERY FUND
DRIEHAUS EMERGING MARKETS GROWTH FUND
DRIEHAUS INTERNATIONAL EQUITY YIELD FUND
DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND
This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Funds’ prospectus dated May 1, 2008 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-800-560-6111.
The financial statements for the Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Equity Yield Fund and Driehaus International Small Cap Growth Fund appearing in the combined Annual Report to Shareholders for the fiscal year ended December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated herein by reference.

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GENERAL INFORMATION AND HISTORY
Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Equity Yield Fund and Driehaus International Small Cap Growth Fund (individually, a “Fund” and collectively, the “Funds”) are each a series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to each Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended. The Trust or a Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. The Driehaus Emerging Markets Growth Fund commenced operations on December 31, 1997 and the Driehaus International Discovery Fund commenced operations on December 31, 1998. After succeeding to the assets of the Driehaus Global Equity Yield, L.P., the Driehaus International Equity Yield Fund commenced operations on April 2, 2007. After succeeding to the assets of the Driehaus International Opportunities Fund, L.P., the Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.
Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a Fund have equal rights in the event of liquidation of that series.
As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund, in which case shareholders of the unaffected Fund are not entitled to vote on such matters.
PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS
General Investment Risks
As with all investments, at any given time the value of your shares in the Fund(s) may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Funds which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Funds’ style, the Funds’ gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.

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Foreign Securities
The Funds invest primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, taxes or expropriation of assets) than investments in securities of domestic issuers. The Funds may also purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, each Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
With respect to equities that are issued by foreign issuers or denominated in foreign currencies, each Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in a Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)
Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.
Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.
Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

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Forward currency transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. No Fund may engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Fund. The Funds may not engage in “speculative” currency exchange transactions.
At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in

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currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Synthetic Foreign Money Market Positions. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, each Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, should, in general, be similar, but would not be identical because the components of the alternative investments would not be identical.
Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, a synthetic foreign money market position shall not be deemed a “foreign security” for purposes of the policy that, under normal circumstances, the Driehaus International Discovery Fund will invest at least 65% of its total assets in at least three countries other than the United States, or for the purposes of the policy that the Driehaus Emerging Markets Growth Fund will invest at least 65% of its total assets in emerging markets companies.
Lending of Portfolio Securities
Subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. Each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Repurchase Agreements
Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days as well as any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price within a

5

specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
Warrants
The Funds may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.
Short Sales
The Funds may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.
Rule 144A Securities
The Funds may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Line of Credit
Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to each Fund.
Portfolio Turnover
Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

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Derivatives
Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Funds may enter into conventional exchange-traded and nonexchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark,” such as a security, an index, an interest rate or a currency.
Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.
The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.
The Funds may use equity linked certificates/notes/swaps (all derivatives) to further their investment objectives. In buying such derivatives, the Funds could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. If a Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.
A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which a Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, a Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any government authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.
The Funds intend to use interest rate, currency and index swaps as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies

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based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.
Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.
A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain, or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

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A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.
Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500® Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index), as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund’s exposure to stock price, interest rate and currency

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

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fluctuations, a Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.
The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.
There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues

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underlying the futures contract may differ from the financial instruments held in a Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided that the Board determines that their use is consistent with the Fund’s investment objective.
When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.
A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
The Trust, on behalf of each Fund, has claimed an exemption from the definition of the term “commodity pool operator” available to qualifying entities pursuant to Regulation 4.5 promulgated by the Commodity Futures Trading Commission. Accordingly, the Funds are not subject to registration or regulation as a “commodity pool operator.”

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INVESTMENT RESTRICTIONS
Each Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund’s outstanding shares. Each Fund may not:
(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[2] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.
Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:
(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

[2]	For purposes of this investment restriction, each Fund uses industry classifications contained in Institutional Brokers Estimate System (“I/B/E/S”) Sector Industry Group Classification, published by I/B/E/S, an institutional research firm. To the extent that categorization by I/B/E/S is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the industry I/B/E/S classification to a more appropriate or specific industry.

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(4)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales; and

(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.
SELECTIVE DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS
It is the policy of the Funds, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Funds’ portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Funds’ Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer to its customers or the duties owed by the Funds to their shareholders and (d) will not violate the antifraud provisions of the federal securities laws. The purpose of this policy is to prevent abusive trading in shares of the Funds, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.
Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent Counsel to the Trust’s independent Trustees in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Funds, DCM or DS LLC; (e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third -party service providers to the Funds, DCM or DS LLC, such as the Funds’ custodian; the Funds’ administrator and transfer agent; DCM’s proxy-voting service; the Funds’ pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Funds, provided their contracts with the Funds, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.
Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Funds to customers, such as financial planners, broker-dealers or other intermediaries. However, the Funds, DCM or DS LLC may

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make disclosure of a limited number of Portfolio Holdings, provided the Funds are not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose.
The Funds will post Portfolio Holdings, including top ten holdings, on its website 30 days after month-end. Regional, sector and country weightings, performance and performance attribution will be posted as soon as information is available after calendar quarter-end. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the website posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.
The Funds’ Portfolio Holdings posted on the website and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in a Fund’s best interest to do so.
DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of a Fund’s Portfolio Holdings.
DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Director of Compliance is responsible for monitoring compliance with the Funds’ pre-approval and disclosure restrictions. The Trust’s Treasurer, working with the Trust’s counsel, is responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure requirements. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Funds, DCM and DS LLC with the policies and procedures on selective disclosure of the Funds’ Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.
The Funds’ Portfolio Holdings must be filed with the Securities and Exchange Commission (the “SEC”) within 60 days of quarter -end. The Portfolio Holdings are available on the Funds’ website at www.driehaus.com within five business days after filing with the SEC and are available on the website for at least six months from the posting date.
PURCHASES AND REDEMPTIONS
How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Funds of any such purchase order.
Each Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.
The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or

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one percent of the net assets of the relevant Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.
The Trust reserves the right to suspend or postpone redemptions of shares of a Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
NET ASSET VALUE
The net asset value per share of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (a) the last bid prices or (b) the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.
In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, a Fund’s net asset value will be computed at the close of the exchange.
Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board’s Pricing Committee, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.
Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under

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the direction of the Board or its Pricing Committee. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures will be reviewed periodically by the Board.
The Funds use independent pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.
Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by a Fund is more than 60 days, unless this is determined by the Board not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.
U.S. government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.
Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

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TRUSTEES AND OFFICERS
The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of the Funds. Seventy-five percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust.

	Position(s)	Term of Office
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served**	During Past 5 Years	Held by Trustee
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; The Richard H. Driehaus Museum; and Vue Model Management, Inc.

INDEPENDENT TRUSTEES:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Retired; Senior Vice President of Sunrise Development, Inc. (senior living) 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

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The following table sets forth certain information with respect to the advisory board member and officers of the Trust.

Position(s)
Name, Address and Year	Held with the	Length of	Principal Occupation(s) During Past 5
of Birth	Trust	Time Served	Years
Arthur B. Mellin[1] 190 South LaSalle Street Chicago, IL 60603 YOB: 1942	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI as of October 1, 2006; Advisor to Adviser and Distributor since 2006; Chief Executive Officer, Aris Capital Management from 2003-2006. President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PFPC Inc. (financial services company) since 2008; Vice President and Associate Counsel, PFPC Inc. from 2003 to 2007; Deputy Counsel, Turner Investment Partners from 2001 to 2003; Associate, Stradley, Ronon, Stevens & Young LLP (law firm) from 1998-2001.

Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 YOB: 1961	Assistant Secretary	Since 2004	Assistant Secretary of USVI since 2007; Assistant Secretary of the Adviser and Distributor since 2006; Attorney with the Adviser since 2004; Regulatory Compliance Officer, Allstate Financial Services, LLC (retail broker-dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

William Wallace III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Regulatory Administration Manager, PFPC Inc. (financial services company) since March 2008; Sr. Regulatory Administrator, PFPC Inc. from 2007 to 2008; Regulatory Administrator, PFPC Inc. from 2004 to 2007; Sr. Project Specialist, PFPC Inc. from 2000 to 2004.

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

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Board Committees: The Trust’s Board has the following committees:
Audit Committee. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for the Funds, confers with the independent registered public accounting firm regarding the Funds’ financial statements, the results of audits and related matters, monitors each Fund’s accounting policies and internal control systems, and performs such other tasks as the full Board deems necessary or appropriate. The Board has adopted a written charter setting forth the Audit Committee’s responsibilities. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. All independent Trustees serve as members of the Audit Committee. The Audit Committee held four meetings during the Trust’s last fiscal year.
Pricing Committee. The Pricing Committee reviews pricing procedures adopted by the Board, determines fair value of the Funds’ securities as needed in accordance with the pricing procedures and performs such other tasks as the full Board deems necessary. Richard H. Driehaus is the member of the Pricing Committee. The Pricing Committee held sixteen meetings during the Trust’s last fiscal year.
Executive Committee. The Executive Committee is authorized to exercise all powers of the Board, subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee did not hold any meetings during the Trust’s last fiscal year.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board and to oversee the administration of the Board Governance Guidelines and Procedures. All independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the Trust’s last fiscal year.
COMPENSATION OF TRUSTEES
Officers and the Trustee affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, Trustees who are not affiliates of the Adviser (“independent Trustees”) are paid $6,000 for each regular Board meeting attended, except for the Chairman who receives $7,500 for each regular Board meeting attended. The independent Trustees receive $2,000 for each committee and telephonic Board meeting attended, and are reimbursed for out-of-pocket expenses. Beginning January 1, 2008, the independent Trustees also receive an annual retainer of $15,000 from the Trust. Previously, the annual retainer was $10,000. The Trust has no retirement or pension plan. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2007 to each of the independent Trustees:

Total Compensation
Name of Trustee	From the Trust
Francis J. Harmon	$48,000
A. R. Umans	$54,000
Daniel F. Zemanek	$48,000

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TRUSTEES’ OWNERSHIP OF FUND SHARES
The following table sets forth, for each Trustee, the dollar range of equity securities owned in each Fund as of December 31, 2007. In addition, the last row shows the aggregate dollar range of equity securities owned as of December 31, 2007 in the Funds.

	Interested Trustee	Non-Interested Trustees
Name of Fund	Richard H. Driehaus	Francis J. Harmon	A.R. Umans	Daniel F. Zemanek
Driehaus International Discovery Fund	Over $100,000	None	Over $100,000	Over $100,000

Driehaus Emerging Markets Growth Fund	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000

Driehaus International Equity Yield Fund	Over $100,000	None	None	$50,001-$100,000

Driehaus International Small Cap Growth Fund	Over $100,000	None	Over $100,000	Over $100,000

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000
As of March 31, 2008, the Trust’s officers, Trustees and advisory board member as a group owned (or held a shared investment or voting power with respect to) shares of each Fund in the percentages shown in the following table:

Fund	% Owned
Driehaus International Discovery Fund	0.99%
Driehaus Emerging Markets Growth Fund	0.54%
Driehaus International Equity Yield Fund	3.73%
Driehaus International Small Cap Growth Fund	26.15%

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PRINCIPAL SHAREHOLDERS
As of April 2, 2008, the following persons or organizations held beneficially or of record 5% or more of the shares of the Funds:

			Owner	% Owned
		Beneficially	of	Beneficially or of
Name and Address	Fund(s)	Owned	Record	Record
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94101	Driehaus Emerging Markets Growth Fund Driehaus International Discovery Fund		X X	46.47 28.54	% %

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	Driehaus Emerging Markets Growth Fund Driehaus International Discovery Fund Driehaus International Equity Yield Fund Driehaus International Small Cap Growth Fund		X X X X	32.20 33.23 7.03 9.87	% % % %

Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	Driehaus Emerging Markets Growth Fund		X	5.88%

Driehaus Investments LLC 25 East Erie Street Chicago, IL 60611	Driehaus International Equity Yield Fund Driehaus International Small Cap Growth Fund		X X	20.83 11.62	% %

Richard H. Driehaus Foundation 25 East Erie Street Chicago, IL 60611	Driehaus International Equity Yield Fund		X	13.13%

Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street Chicago, IL 60611	Driehaus International Equity Yield Fund		X	12.57%

Driehaus Family Partnership 25 East Erie Street Chicago, IL 60611	Driehaus International Equity Yield Fund Driehaus International Small Cap Growth Fund		X X	11.95 6.05	% %

Driehaus Associates Fund 25 East Erie Street Chicago, IL 60611	Driehaus International Equity Yield Fund		X	6.30%

Richard H. Driehaus 25 East Erie Street Chicago, IL 60611	Driehaus International Small Cap Growth Fund	X		23.06%

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			Owner	% Owned
		Beneficially	of	Beneficially or of
Name and Address	Fund(s)	Owned	Record	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	Driehaus International Small Cap Growth Fund		X	7.75%

Brookline Contributory Ret System 333 Washington Street Brookline, MA 02445	Driehaus International Small Cap Growth Fund		X	6.30%

MSL Company 801 Warrenville Road Lisle, IL 60532	Driehaus International Small Cap Growth Fund		X	5.49%

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HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER
Seventy-five percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “independent Trustees.” In addition to investing in the various Funds of the Trust, independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.
The following table sets forth, as of December 31, 2007, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each applicable independent Trustee and his immediate family members.

	Name of Owners and
Name of	Relationships to		Value of	Percent of
Trustee	Trustee	Company	Securities(1)	Class
A.R. Umans	A.R. Umans; Mrs. Umans(spouse)	Driehaus Institutional Mid Cap L.P.	$1,019,702	2.64%

	Mrs. Umans (spouse)	Driehaus Institutional Small Cap, L.P.	$551,296	1.57%

	A.R.Umans; Mrs. Umans (spouse)	Driehaus Micro Cap Fund, L.P.	$182,556	0.51%

Francis J. Harmon	Margaret A. Harmon Revocable Trust Dated 08/18/97 (spouse)	Driehaus Associates Fund	$179,104	0.24%

(1)	Interests in limited partnerships or limited liability companies.
INVESTMENT ADVISORY SERVICES
The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and brokerage services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.
The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

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Any expenses that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board.
Effective October 1, 2006, the Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. Prior to October 1, 2006, the Driehaus International Discovery Fund paid the Adviser a monthly fee, computed and accrued daily, at an annual rate of 1.50% of average net assets of the Fund.
The Driehaus Emerging Markets Growth Fund, Driehaus International Equity Yield Fund and Driehaus International Small Cap Growth Fund pay the Adviser an annual management fee on a monthly basis of 1.50% of average daily net assets. The Adviser has entered into a written agreement through March 31, 2010 to waive its advisory fee and/or reimburse operating expenses to the extent necessary to ensure that the Driehaus International Equity Yield Fund’s total annual operating expenses do not exceed 1.75% of average daily net assets. The Adviser has entered into a written agreement through September 16, 2010 to waive its advisory fee and/or reimburse operating expenses to the extent necessary to ensure that the Driehaus International Small Cap Growth Fund’s total annual operating expenses does not exceed 2.00% of average daily net assets. For a period of three years subsequent to the Driehaus International Equity Yield Fund’s and Driehaus International Small Cap Growth Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Funds’ expense ratio remains below their respective operating expense caps.
The following table shows the fees paid by each Fund under the advisory agreement to the Adviser for each Funds’ last three fiscal years.

Fund	Advisory Fees Paid
Fiscal year ended December 31, 2007
International Discovery Fund	$10,390,126
Emerging Markets Growth Fund	13,196,726
International Equity Yield Fund*	$1,104,053
International Small Cap Growth Fund**	$537,352

Fiscal year ended December 31, 2006
International Discovery Fund	$10,421,095
Emerging Markets Growth Fund	$7,503,544

Fiscal year ended December 31, 2005
International Discovery Fund	$5,889,585
Emerging Markets Growth Fund	$2,350,950

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

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The Adviser waived $74,643 in advisory fees for the period ending December 31, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.
Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Funds’ portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Funds with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Funds’ voting activities and monitors voting activity for potential conflicts of interest.
In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Funds’ voting activities, enabling the Funds to monitor voting activities performed by the Adviser.
The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, two overriding considerations are in effect: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Funds’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities as well as information regarding how the Funds (with the exception of the

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Driehaus International Small Cap Growth Fund) voted proxies during the 12-month period ended June 30, 2007 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at www.driehaus.com.
Trade Allocation. The Adviser manages not only the Funds but other investment accounts. Simultaneous transactions may occur when the Funds and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions and prices for the Funds.

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Portfolio Managers.
Description of Compensation. Each portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus.
Ms. Schroeder receives a bonus which is based on a percentage of management fees paid by the Funds and other accounts managed. If the performance of a Fund exceeds certain percentile benchmarks when compared to its peer group (using the Lipper rankings), the percentage of management fees paid as a bonus increases.
Messrs. Rea, Schwab, Mouser and Cleaver also each receives a bonus that is based on a percentage of management fees paid by the Fund(s) and other accounts managed. In addition, if the performance of a Fund exceeds certain percentile benchmarks when compared to its peer group (using the Lipper rankings), the applicable portfolio manager earns a bonus calculated as a specified number of basis points times the average assets under management in the Fund(s) and other accounts managed.
Each of the managers, other than Mr. Rea, receives a bonus based on a percentage of any performance-based fees paid by the other accounts managed. Mr. Rea receives a bonus based on a percentage of his salary for his Director of Research responsibilities. This bonus includes both a subjective and an objective component.
Under her contract that ended February 29, 2008, Ms. Schroeder is eligible for a retention bonus to be paid in 2008 with a terminal value based upon a notional amount invested in the Driehaus International Discovery Fund. In addition, under her new contract, she is eligible for a fixed dollar amount retention bonus if she is employed at December 31, 2008. Ms. Schroeder will retire from the Adviser on December 31, 2008.
Mr. Rea is eligible for a fixed dollar amount retention bonus if he is employed at March 31, 2009.
If the Adviser declares a profit sharing plan contribution, the portfolio managers and assistant portfolio manager also would receive such contribution.

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Other Accounts. The table below discloses other accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007.

					Total Assets
				# of Accounts	that
		Total	Total	Managed that	Advisory
		# of	Assets	Advisory Fee	Fee Based
Name of Portfolio		Accounts	(000,000s	Based on	on
Manager*	Type of Accounts	Managed	omitted)	Performance	Performance
1. Lynette Schroeder	Registered Investment Companies:	2	$931.5	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$186.5	1	$32.9

2. Dan Rea	Registered Investment Companies:	3	$1,889.9	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$265.9	2	$84.5

3. Howard Schwab	Registered Investment Companies:	2	$1,101.5	0	$0
	Other Pooled Investment Vehicles:	1	$86.1	1	$86.1
	Other Accounts:	4	$100.2	1	$51.6

4. David Mouser	Registered Investment Companies:	1	$143.2	0	$0
	Other Pooled Investment Vehicles:	1	$86.1	1	$86.1
	Other Accounts:	2	$20.8	0	$0
*  Mr. Cleaver became the assistant portfolio manager for the Driehaus Emerging Markets Growth Fund on May 1, 2008.
As shown in the table above, the portfolio managers may manage the assets of more than one registered investment company (each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these

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Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another Fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Adviser who invest in the Accounts.
Conflicts also may arise between the interests of a Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance -based compensation, at a higher rate than the rate of fees paid by the Funds. In addition, the Adviser’s affiliates, including the Funds’ portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.
The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include, among others, pre-clearance and requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Adviser’s policies and procedures. As a matter of policy, the Adviser does not permit securities held by a Fund to be sold short for the Accounts or other clients or for the personal accounts of the Adviser’s personnel.

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Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of December 31, 2007.

Dollar ($) Value of Fund Shares
Beneficially Owned
Driehaus International Discovery Fund
Lynette Schroeder	Over $1,000,000
Dan Rea	$10,001-$50,000
Driehaus Emerging Markets Growth Fund
Howard Schwab	$10,001-$50,000
Chad Cleaver	$10,001-$50,000
Driehaus International Equity Yield Fund
Lynette Schroeder	None
Dan Rea	$1-$10,000
Driehaus International Small Cap Growth Fund
Howard Schwab	$100,001-$500,000
David Mouser	$10,001-$50,000
DISTRIBUTOR
The shares of the Funds are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.
As agent, DS LLC will offer shares of the Funds on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Funds. DS LLC will offer the Funds’ shares only on a best-efforts basis.
ADMINISTRATOR
PFPC Inc. (“PFPC”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust. Effective October 1, 2006, the asset-based fee for administration and accounting services for each Fund is calculated as follows:
0.07% of the first $200 million of average net assets;
0.06% of the next $200 million of average net assets;
0.05% of the next $200 million of average net assets; and
0.04% of average net assets in excess of $600 million;
and a base annual fee of $30,000.

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Prior to October 1, 2006, the asset-based fee for administration and accounting services for each Fund was calculated as follows:
0.14% of the first $200 million of average net assets;
0.09% of the next $200 million of average net assets;
0.07% of the next $200 million of average net assets; and
0.05% of average net assets in excess of $600 million.
The Funds paid the following administrative fees for the past three fiscal years:

	2007	2006	2005
Driehaus International Discovery Fund	$441,633	$595,260	$448,349
Driehaus Emerging Markets Growth Fund	$507,913	$467,756	$218,318
Driehaus International Equity Yield Fund[1,2]	$78,382	—	—
Driehaus International Small Cap Growth Fund[1,2]	$35,518	—	—

[1]	PFPC has agreed to waive 50% of its monthly based fee for the first six months of a Fund’s operations or until the Fund’s average net assets reach $100 million.

[2]	The Driehaus International Equity Yield Fund and Driehaus International Small Cap Growth Fund commenced operations on April 2, 2007 and September 17, 2007, respectively.

CUSTODIAN
JPMorgan Chase Bank at 3 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, is the Trust’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds.
Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that

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the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.
The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.
TRANSFER AGENT
PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, PFPC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 222 South Wacker Drive, Chicago, Illinois 60606 is the Funds’ independent registered public accounting firm (“auditors”). The auditors audit and report on each Fund’s annual financial statements, review certain regulatory reports and each Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.
LEGAL COUNSEL
Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the independent Trustees.
PORTFOLIO TRANSACTIONS
The Adviser uses the trading room staff of DS LLC, an affiliate of the Adviser, to place the orders for the purchase and sale of a Fund’s securities and options and futures contracts. The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are

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made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser and reports are made quarterly to the Board.
To the extent directed by management of the Funds, the Adviser will execute purchases and sales of portfolio securities for a Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.
Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DS LLC. Each Fund has been advised that the Adviser intends to execute most (or all) transactions in securities traded on U.S. exchanges, including ADRs, through DS LLC. In order for DS LLC to effect any such transaction for a Fund, the commission, fee or other remuneration received by DS LLC must be reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow DS LLC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. For transactions effected over-the-counter by DS LLC acting as broker for the Trust, DS LLC may receive a fee that is reasonably calculated to approximate the clearing charges, ECN fees (where applicable) or other out-of-pocket processing costs and expenses incurred by DS LLC in connection with executing such over-the-counter transactions, provided such fee does not exceed 1% of the purchase or sale price of such securities or such larger amount as may be permitted by rule or order of the SEC. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DS LLC are consistent with the foregoing standard.
For the fiscal year ended December 31, 2005, the Driehaus International Discovery Fund paid brokerage commissions of $3,319,794, of which $104,376 (3.1%) was paid to DS LLC, and the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $2,902,135, of which $326,637 (11.3%) was paid to DS LLC. For the fiscal year ended December 31, 2006, the Driehaus International Discovery Fund paid brokerage commissions of $6,399,870, of which $46,440 (0.7%) was paid to DS LLC and the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $5,618,033, of which $304,246 (5.4%) was paid to DS LLC. For the fiscal year ended December 31, 2007, the Driehaus International Discovery Fund paid brokerage commissions of $6,116,705, of which $115,572 (1.9%) was paid to DS LLC; Driehaus Emerging Markets Growth Fund paid brokerage commissions of $7,227,952, of which $465,610 (6.4%) was paid to DS LLC; Driehaus International Equity Yield Fund paid brokerage commissions of $756,700, of which $34,889 (4.6%) was paid to DS LLC for the period April 2, 2007 through December 31, 2007; and Driehaus International Small Cap Growth Fund paid brokerage commissions of $502,492, of which $45,288 (9.0%) was paid to DS LLC for the period September 17, 2007 through December 31, 2007.
With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DS LLC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser may select a broker or dealer that furnishes it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and

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services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause a Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the research products and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Funds), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Funds. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.
Directed Brokerage. During the year ended December 31, 2007, the Funds allocated a portion of their brokerage transactions to firms based upon research services and information provided. The table below shows the amount of brokerage transactions allocated and related commissions paid by the Funds during the fiscal year ended December 31, 2007.

	Amount of	Brokerage
	Brokerage	Commissions
Fund Name	Transactions	Paid
Driehaus International Discovery Fund	$168,280,217	$287,026
Driehaus Emerging Markets Growth Fund	$158,023,435	$447,590
Driehaus International Equity Yield Fund	$12,750,349	$25,976
Driehaus International Small Cap Growth Fund	$1,858,004	$3,258
Regular Broker-Dealers. During the year ended December 31, 2007, the Funds did not acquire securities of regular brokers or dealers. With respect to a Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser’s attention, including investment research related to the security and provided to the Fund.

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ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.
Each Fund is treated as a separate entity for federal income tax purposes and has qualified for, and each intends to continue to comply with, the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve a Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years) are currently distributed to shareholders. In order to qualify for such provisions, each Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers in which not greater in value than 5% of the value of the Fund’s total assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.
If for any taxable year a Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.
Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, “qualified dividend income” received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. “Qualified dividend income” generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a “qualified foreign corporation” is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of

35

the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.
A Fund generally can pass the tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For a Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If a Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For the taxable years beginning December 31, 2010, “qualified dividend income” will no longer be taxed for federal income tax purposes at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates which currently reach a maximum rate of 35%, unless Congress enacts legislation providing otherwise. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his or her investment in such distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis, except as set forth above with respect to returns of capital.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any fiscal year consists of stock or securities in foreign corporations, and such Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income tax liability. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by such Fund, although such shareholders will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify their respective shareholders of the amount of each shareholder’s pro rata share of foreign

36

income taxes paid by such Fund, if the Fund qualifies to pass along such credit. If a Fund does not make such an election, the net investment income of that particular Fund will be reduced by the foreign taxes paid by the Fund and its shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.
Each Fund may engage in certain options, futures, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.
For federal income tax purposes, each Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.
Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.
The Funds may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.
Each Fund anticipates distributing to shareholders annually all net capital gains, if any, that have been recognized for federal income tax purposes, including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.
A Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the

37

one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.
A shareholder who redeems or exchanges shares of a Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. If a shareholder realizes a loss on the redemption of a Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.
Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, each Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.
Each Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s taxable year and recognize any gains for federal income tax purposes at that time; such losses may not be recognized or may be limited. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions. In addition, under certain circumstances another election may be available that would require the Fund to include its share of the PFIC’s income and net capital gain annually in income, regardless of whether distributions are received from the PFIC in a given year.
Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.
Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

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Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in a Fund’s shares.

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APPENDIX — RATINGS
Ratings in General
A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
The following is a description of the characteristics of ratings of corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).
Ratings by Moody’s
Aaa. Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Bonds rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Bonds rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Bonds rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Ratings by S&P
AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-1

BBB. Debt rated BBB is exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
Notes:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A-2

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer

Diane J. Drake
Secretary

Kelly C. Dehler
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

 Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

PFPC Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Annual Report to Shareholders
December 31, 2007

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund
Driehaus International Equity Yield Fund
Driehaus International Small Cap Growth Fund

Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Table of Contents

Driehaus International Discovery Fund
Portfolio Managers’ Letter	1
Performance Overview	3
Schedule of Investments	4

Driehaus Emerging Markets Growth Fund
Portfolio Managers’ Letter	12
Performance Overview	14
Schedule of Investments	15

Driehaus International Equity Yield Fund
Portfolio Managers’ Letter	23
Performance Overview	25
Schedule of Investments	26

Driehaus International Small Cap Growth Fund
Portfolio Managers’ Letter	34
Performance Overview	36
Schedule of Investments	37

Each Fund section includes:
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	53

Interested and Independent Trustees of the Trust	54

Officers of the Trust	55

Fund Expense Examples	56

Shareholder Information	58

Board Considerations in Connection with the Approval of the Investment Advisory Agreement for the Driehaus International Small Cap Growth Fund	59

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement	60

Annual Report to Shareholders
December 31, 2007

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than those of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Equity Yield Fund

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) gained 32.32% for the year ended December 31, 2007. This significantly exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index (which gained 17.10% for the year) and the MSCI AC World ex USA Growth Index (which gained 21.40%).

As the year progressed, the impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.

Over the course of 2007, a key contributor to performance was the Fund’s allocation to and selection of holdings in the energy sector. Holdings such as PT Bumi Resources Tbk (JAK:BUMI), an Indonesia-based coal mining company, favorably contributed to performance. The company is engaged in the mining, manufacturing, production and marketing of coal. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.

Similarly, allocation and stock selection in the information technology sector also beneficially contributed to the performance of the Fund in 2007, including holdings such as Nintendo Co., Ltd. (TYO:7974), a Japan-based company engaged in the leisure equipment business. The leisure equipment segment of the company is engaged in the development, manufacturing, and sale of portable and home-use game machines as well as game software. Overall, the gaming industry is performing well globally.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Singapore, Russia, and Indonesia. One of the holdings in Singapore that contributed to the Fund’s performance in 2007 was Cosco Corporation (Singapore) Ltd. (SIN:COS), a top ten Fund holding for the second consecutive year. The company’s operations are principally shipping, ship repair and marine engineering activities, rental of property, and investment holdings. The ongoing global shortage of bulk shipping capacity has driven freight rates to record levels, which has also bolstered demand for new ships and increased the company’s revenue.

Certain sectors and countries, however, detracted from annual performance of the Fund versus its benchmark. These include the materials and the utilities sectors, and holdings in Japan, Germany, and the United Kingdom.

In example of a holding that detracted from 2007 Fund performance within the materials sector is Zinifex Ltd. (ASX:ZFX). Zinifex Ltd. is a base metal mining, exploration and development company. The company owns and operates two mines in Australia and is focused on building a portfolio of exploration and development projects in Australia, Canada, China, Mexico, Sweden, and Tunisia. Deteriorating zinc prices contributed to the weaker performance of this stock.

During the year, the Japanese economy continued to struggle as business spending declined as a result of volatile economic data, sluggish reform of corporate governance standards and weak domestic demand. Sony Corp. (NYSE:SNE), a Japan-based electronics and entertainment company and Intelligence Ltd. (JSD:4757), a company that engages in the general manpower dispatching business operating in personal placement, dispatching and outsourcing, and media experienced negative performance in 2007 attributed to these market factors. Japan was one of a handful of countries that did not reflect a positive contribution to return relative to its benchmark and as a result, the Fund’s weighting in this country was reduced over the course of the year.

We have continued to add names with good earnings potential in Europe and North America. As we move into the new year, the Fund reflects increased exposure to such markets as Canada, Russia, and Switzerland relative to exposures from the prior year. Further, we will keep a watchful eye on developments associated with Asia — particularly looking for a rebound in Japan.

In 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007. The Firm’s Director of Research, Daniel Rea, was named Co-Portfolio Manager during the year.

As always, we at Driehaus Capital Management LLC thank you for your continued interest in the Driehaus International Discovery Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Lynette Schroeder	Daniel M. Rea
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Discovery Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/07	1 Year	3 Years	5 Years	(12/31/98 - 12/31/07)
Driehaus International Discovery Fund (DRIDX)[1]	32.32%	30.41%	32.16%	26.62%
MSCI AC World ex USA Index[2]	17.10%	20.36%	24.49%	9.61%
MSCI AC World ex USA Growth Index[3]	21.40%	20.78%	22.70%	7.09%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 95.2%

EUROPE — 52.2%

United Kingdom — 6.9%
Aggreko PLC	1,189,693	$12,622,549
Autonomy Corp. PLC**	784,001	13,796,020
Chemring Group PLC	180,223	7,375,955
Hikma Pharmaceuticals PLC	630,167	5,936,510
Weir Group PLC	621,958	10,022,195
Wellstream Holdings PLC**	431,959	9,312,278

		59,065,507

Germany — 5.4%
Centrotherm Photovoltaics AG**	25,999	2,850,893
Kontron AG	229,642	4,606,471
Q-Cells AG**	64,230	9,165,384
SGL Carbon AG**	179,992	9,742,100
Software AG	78,889	6,986,135
Solarworld AG	69,032	4,213,761
United Internet AG	371,254	9,037,500

		46,602,244

Finland — 4.9%
Nokia OYJ	336,758	13,057,330
Nokian Renkaat OYJ	155,427	5,465,180
Outotec OYJ	203,306	11,176,376
Wartsila Corp. OYJ — B	158,201	12,048,321

		41,747,207

Switzerland — 4.7%
Lonza Group AG	84,538	10,259,702
Meyer Burger Technology AG**	25,916	9,568,421
Sonova Holding AG	75,216	8,497,219
Syngenta AG	25,292	6,445,031
Temenos Group AG**	227,327	5,612,145

		40,382,518

Russia — 4.7%
Sberbank RF	1,262,359	5,327,155
Uralkali-GDR**	199,100	7,416,475
Vimpel-Communications — SP ADR	388,114	16,145,542
Wimm-Bill-Dann Foods — ADR	86,618	11,350,423

		40,239,595

Luxembourg — 4.0%
ArcelorMittal	141,986	11,006,473
Evraz Group SA — GDR	106,388	8,245,070
Millicom International Cellular SA**	130,302	15,367,818

		34,619,361

Norway — 3.3%
Renewable Energy Corp. AS**	76,200	3,873,256
Seadrill, Ltd.**	606,700	14,804,783
Tandberg ASA	476,300	9,956,085

		28,634,124

Sweden — 3.1%
Axis Communications AB	232,000	5,707,390
Hennes & Mauritz AB — B	191,958	11,687,008
Oriflame Cosmetics SA — SDR	147,700	9,438,065

		26,832,463

Greece — 2.7%
Coca-Cola Hellenic Bottling Co. SA	224,449	9,713,424
Diana Shipping, Inc.	141,612	4,455,113
National Bank of Greece SA	126,998	8,723,140

		22,891,677

Spain — 2.4%
Grifols SA	365,454	8,233,762
Tecnicas Reunidas SA	192,737	12,336,836

		20,570,598

Italy — 2.1%
Prysmian SpA**	434,487	10,729,250
Trevi Finanziaria SpA	393,691	7,051,062

		17,780,312

France — 1.7%
Alstom SA	37,837	8,131,993
Nexans SA	51,176	6,397,280

		14,529,273

Netherlands — 1.5%
Koninklijke Boskalis Westminster NV — CVA	214,239	13,049,106

Denmark — 1.5%
Novo Nordisk AS — B	188,950	12,411,300

Belgium — 1.3%
EVS Broadcast Equipment SA	36,753	4,277,291
Telenet Group Holding NV**	224,329	6,533,377

		10,810,668

Czech Republic — 1.0%
Komercni Banka AS	34,000	8,171,846

Bermuda — 0.7%
Excel Maritime Carriers, Ltd.	152,000	6,108,880

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

Ireland — 0.3%
Paddy Power PLC	75,781	$2,521,712

Total EUROPE		446,968,391

FAR EAST — 27.1%

Japan — 7.7%
Capcom Co., Ltd.	188,300	4,812,214
Daikin Industries, Ltd.	195,153	10,935,486
GEO Corp.	3,241	5,860,287
Kuraray Co., Ltd.	356,000	4,330,699
Makita Corp.	177,200	7,518,489
Nintendo Co., Ltd.	26,300	15,749,631
Shima Seiki Mfg., Ltd.	159,700	7,433,559
Shinko Plantech Co., Ltd.	384,700	5,217,030
Tokai Carbon Co., Ltd.	446,000	4,012,263

		65,869,658

Australia — 6.5%
Boart Longyear Group**	6,907,422	14,252,861
CSL, Ltd.	396,376	12,654,629
Harvey Norman Holdings, Ltd.	727,471	4,343,530
Incitec Pivot, Ltd.	68,646	7,058,141
Oxiana, Ltd.	2,099,116	6,414,073
Rio Tinto, Ltd.	33,799	3,975,253
WorleyParsons, Ltd.	156,884	7,163,087

		55,861,574

Singapore — 4.9%
Capitaland, Ltd.	1,047,000	4,560,554
Cosco Corp., Ltd.	3,497,809	14,045,181
Keppel Corp., Ltd.	1,355,000	12,237,313
Swiber Holdings, Ltd.**	4,644,000	11,065,977

		41,909,025

China — 4.3%
AAC Acoustic Technologies Holdings, Inc.**	4,948,000	6,662,990
China Coal Energy Co. — H	2,307,000	7,248,762
China Merchants Bank Co., Ltd. — H	927,500	3,788,555
Parkson Retail Group, Ltd.	1,161,000	13,988,759
Rexcapital Financial Holdings, Ltd.**	26,160,000	4,998,897

		36,687,963

Malaysia — 1.5%
Resorts World BHD	11,213,500	13,156,450

Indonesia — 1.1%
PT Bumi Resources Tbk	14,865,000	9,495,874

South Korea — 1.1%
NHN Corp.**	39,219	9,473,229

Total FAR EAST		232,453,773

NORTH AMERICA — 12.3%

Canada — 10.8%
Major Drilling Group International, Inc.**	163,053	10,342,082
Potash Corp. of Saskatchewan, Inc.	106,162	15,434,607
Research In Motion, Ltd.**	159,600	18,202,113
Rogers Communications, Inc. — B	287,825	13,120,469
Shoppers Drug Mart Corp.	223,977	12,086,747
Uranium Participation Corp.**	863,942	9,200,092
Yamana Gold Inc.	1,108,212	14,473,735

		92,859,845

Mexico — 1.5%
America Movil SAB de CV — L — ADR	200,716	12,321,955

Total NORTH AMERICA		105,181,800

AFRICA — 2.2%

South Africa — 2.2%
Aspen Pharmacare Holdings, Ltd.**	1,120,263	6,228,829
Kumba Iron Ore, Ltd.	180,826	7,540,645
Spar Group, Ltd.	561,380	4,953,099

		18,722,573

Total AFRICA		18,722,573

SOUTH AMERICA — 0.9%

Brazil — 0.9%
Dufry South America, Ltd. — BDR**	294,741	7,534,110

Total SOUTH AMERICA		7,534,110

MIDDLE EAST — 0.5%

Egypt — 0.5%
Egyptian Financial Group-Hermes Holding SAE	389,166	4,656,235

Total MIDDLE EAST		4,656,235

Total EQUITY SECURITIES (Cost $662,361,429)		815,516,882

TOTAL INVESTMENTS (COST $662,361,429)	95.2%	$815,516,882
Other Assets in Excess of Liabilities	4.8%	41,523,963

Net Assets	100.0%	$857,040,845

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2007

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$664,729,378

Gross Appreciation	$165,607,834
Gross Depreciation	(14,820,330)

Net Appreciation	$150,787,504

** Non-income producing security
ADR — American Depository Receipt
BDR — Bearer Depository Receipt

CVA —	Commanditaire Vennootschap op Andelen (Limited Partnership, with Shares)
GDR — Global Depository Receipt
SDR — Swedish Depository Receipts
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	46.5%
Asia/Far East Ex-Japan	19.4%
North America	12.3%
Japan	7.7%
Eastern Europe	5.7%
Africa	2.2%
South America	0.9%
Middle East	0.5%

Top Ten Holdings*

Research In Motion, Ltd.	2.1%
Vimpel-Communications — SP ADR	1.9%
Nintendo Co., Ltd.	1.8%
Potash Corp. of Saskatchewan, Inc.	1.8%
Millicom International Cellular SA	1.8%
Seadrill, Ltd.	1.7%
Yamana Gold Inc.	1.7%
Boart Longyear Group	1.7%
Cosco Corp., Ltd.	1.6%
Parkson Retail Group, Ltd.	1.6%

*	All percentages are stated as a percent of net assets at December 31, 2007.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

Percent of
Industry	Net Assets

Automobiles	0.6%
Banking	3.0%
Basic Industries/Multi-Industry	2.3%
Beverages & Tobacco	1.1%
Broadcasting & Publishing Services	1.5%
Business & Public Services	2.0%
Capital Goods/Multi-Industry	1.4%
Chemicals	4.2%
Construction	3.8%
Consumer Non-Durables/Multi-Industry	1.6%
Consumer Services/Multi-Industry	2.2%
Electrical & Electronics	4.1%
Electronic Components	3.9%
Electronic Systems/Devices	2.1%
Energy Equipment	1.1%
Energy/Multi-Industry	0.8%
Energy Sources	5.9%
Financial Services	1.1%
Food Processors	1.3%
Gold Mining	0.8%
Health Care	4.6%
Health Care/Multi-Industry	1.7%
Leisure & Tourism	1.8%
Machinery & Engineering	11.2%
Maritime	0.7%
Merchandising	2.5%
Metals — Nonferrous	3.2%
Metals — Steel	2.3%
Miscellaneous Materials	2.5%
Precious Metals	1.7%
Real Estate	0.5%
Recreation	2.5%
Retailing — Goods	3.1%
Technology/Multi-Industry	4.2%
Telecommunications	3.1%
Telephone Utilities	3.2%
Textiles & Apparel	1.1%
Transportation — Shipping	0.5%
Other Assets in Excess of Liabilities	4.8%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $662,361,429)	$815,516,882
Cash	43,979,897
Receivables:
Dividends	150,348
Interest	528,200
Fund shares sold	4,394,175
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	35,393
Prepaid expenses and other assets	22,413

TOTAL ASSETS	864,627,308

LIABILITIES:
Payables:
Investment securities purchased	5,141,582
Fund shares redeemed	1,247,451
Due to affiliates	1,017,299
Accrued expenses	180,131

TOTAL LIABILITIES	7,586,463

NET ASSETS	$857,040,845

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	20,624,810

NET ASSET VALUE	$41.55

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$827,376,830
Accumulated net investment loss	(2,321,500)
Accumulated net realized loss	(121,174,952)
Unrealized net foreign exchange gain	5,014
Unrealized net appreciation on investments	153,155,453

NET ASSETS	$857,040,845

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the year ended December 31, 2007

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $795,538)	$7,932,847
Interest	1,345,767
Other	40,895

Total income	9,319,509

Expenses:
Investment advisory fee	10,390,126
Administration fee	441,633
Professional fees	173,472
Audit and tax fees	42,501
Federal and state registration fees	60,000
Custodian fees	227,884
Transfer agent fees	81,340
Trustees’ fees	62,994
Miscellaneous	162,966

Total expenses	11,642,916

Fees paid indirectly	(304,514)

Net expenses	11,338,402

Net investment loss	(2,018,893)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	166,020,880
Net realized foreign exchange loss	(82,158)
Net change in unrealized foreign exchange loss	(74,254)
Net change in unrealized appreciation on investments	26,982,446

Net realized and unrealized gain on investments and foreign currency transactions	192,846,914

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,828,021

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2007	December 31, 2006

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(2,018,893)	$(3,520,760)
Net realized gain on investments and foreign currency transactions	165,938,722	122,437,854
Net change in unrealized gain (loss) on investments and foreign currency transactions	26,908,192	(29,428,906)

Net increase in net assets resulting from operations	190,828,021	89,488,188

Distributions to shareholders:
Net investment income	(2,158,850)	—
Capital gains	(162,304,058)	(114,767,007)

Total distributions to shareholders	(164,462,908)	(114,767,007)

Capital share transactions:
Proceeds from shares sold	221,149,826	295,312,959
Reinvestment of distributions	159,490,357	112,057,937
Cost of shares redeemed	(189,777,550)	(345,776,915)
Redemption fees	61,826	186,950

Net increase in net assets derived from capital share transactions	190,924,459	61,780,931

Total increase in net assets	217,289,572	36,502,112

NET ASSETS:

Beginning of period	$639,751,273	$603,249,161

End of period (Including accumulated net investment loss of $2,321,500 and $3,072,458)	$857,040,845	$639,751,273

Capital share transactions are as follows:
Shares issued	4,610,299	6,664,745
Shares reinvested	4,054,264	2,894,854
Shares redeemed	(4,296,417)	(7,944,732)

Net increase from capital share transactions	4,368,146	1,614,867

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the year		For the year	For the year		For the year	For the year
	ended		ended	ended		ended	ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2007		2006	2005		2004	2003

Net asset value, beginning of period	$39.35		$41.20	$31.67		$29.28	$18.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)		(0.21)	0.02		(0.02)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	12.19		6.82	13.78		3.45	11.40

Total income from investment operations	12.16		6.61	13.80		3.43	11.25

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)		—	(0.04)		—	—
Distributions from capital gains	(9.83)		(8.47)	(4.23)		(1.05)	—

Total distributions	(9.96)		(8.47)	(4.27)		(1.05)	—

Redemption fees added to paid-in capital	0.00	~	0.01	0.00	~	0.01	0.00	~

Net asset value, end of period	$41.55		$39.35	$41.20		$31.67	$29.28

Total Return	32.32%		16.41%	43.97%		11.95%	62.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$857,041		$639,751	$603,249		$344,986	$260,619
Ratio of expenses before fees paid indirectly to average net assets	1.63%		1.74%	1.82%		1.94%	2.02%†
Ratio of net expenses to average net assets	1.59	%#	1.68%#	1.77	%#	1.70%#	2.02%†#
Ratio of net investment loss to average net assets	(0.28)	%#	(0.50) %#	(0.02)	%#	(0.05) %#	(1.11	)%†#
Portfolio turnover	217.86%		216.29%	180.42%		518.81%	515.76%

~	Amount represents less than $0.01 per share

†	The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) gained 42.36% for the year ended December 31, 2007. This performance exceeded the performance its two major benchmark indices: the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, which gained 39.78% and the MSCI Emerging Markets Growth Index, which gained 36.96% for the year.

In 2007, emerging market economies continued to enjoy a bull run that has lasted five years and investors continued to invest money into the asset class. Inflows into emerging markets by U.S. investors accounted for a record $40 billion during 2007. The emerging market sector continues to gain strong investor sentiment as their ability to withstand financial difficulties has been better than many developed markets. This can be partially attributed to the fact that many emerging market governments are paying down debt, running current account surpluses, and have strong foreign exchange reserves. In aggregate, emerging market economies are now a net creditor to the United States. Inflation and global economic weakness remain a large concern for many emerging market economies. Increasing commodity, energy, and food costs and a weakening U.S. dollar threaten to create heightened inflationary pressures.

Over the course of 2007, a key contributor to performance was the Fund’s allocation and selection of holdings in the information technology sector. Holdings such as NHN Corporation (KDQ:035420), a Korean-based company engaged in the online media industry, contributed to Fund performance. The company operates an Internet search engine, a multi-player online gaming website, and a wide range of Internet-based services. The company operates the most visited search engine and online gaming sites in Korea and will soon set up additional ventures in Japan, concentrating on web search services.

Similarly, allocation and stock selection in the energy sector beneficially contributed to the performance of the Fund in 2007. Holdings such as PT Bumi Resources Tbk (JAK:BUMI), an Indonesia-based coal mining company, contributed to performance. The company is engaged in the mining, manufacturing, production and marketing of coal. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Russia, Indonesia, and India. One of the holdings in Russia that contributed to the Fund’s performance in 2007 was Mechel OAO (NYSE:MTL), an integrated mining and steel company. The company’s business is focused on mining products used in the production of steel, primarily coking coal, iron ore, and nickel. Mechel OAO also produces a significant amount of steam coal. This holding benefited from rising production of high-value added products and declining costs in some of the company’s core product groups and a favorable environment across customer markets.

Despite a fairly strong investment pool from which to select stocks, not all holdings contributed positively to performance. Two sectors where allocation or stock selection detracted from Fund performance were the financials and the telecommunication services sectors. Additionally, holdings in Brazil, Turkey, and Egypt detracted from Fund performance versus the benchmark.

Within the financials sector, Shin Kong Financial Holding Co. Ltd. (TPE:2888), headquartered in Taipei, Taiwan, was an example of a holding that detracted from performance in 2007. The company provides banking, credit card, trust, insurance, and various additional investment services. A decline in net profits that was attributed to a write-down contributed to the weaker performance of this stock.

We continue to add names with good earnings potential in the developing world, emphasizing visible and defensible business models with strong pricing power. As we move into the new year, the Fund reflects increased exposure to markets such as India, Turkey, and Russia relative to exposures from the prior year. Given the recent strength of the emerging market asset class, we are slightly more cautious about its near-term return potential.

Emery Brewer, the Fund’s Portfolio Manager, retired from Driehaus Capital Management on December 31, 2007. Howard Schwab became Co-Portfolio Manager for the Fund in August and has assumed sole portfolio manager responsibilities since Mr. Brewer’s departure. During the course of 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007.

As always, we at Driehaus Capital Management LLC thank you for your continued interest in the Driehaus Emerging Markets Growth Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Howard M. Schwab	Daniel M. Rea
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/07	1 Year	3 Years	5 Years	10 Years	(12/31/97 - 12/31/07)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	42.36%	40.84%	41.83%	22.33%	22.33%
MSCI Emerging Markets Index[2]	39.78%	35.60%	37.44%	14.52%	14.52%
MSCI Emerging Markets Growth Index[3]	36.96%	35.02%	34.79%	13.56%	13.56%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 25 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.3%

FAR EAST — 47.3%

China — 13.4%
AAC Acoustic Technologies Holdings, Inc.**	6,832,000	$9,199,990
Airmedia Group, Inc. — ADR**	287,739	6,439,599
Belle International Holdings, Ltd.	3,150,000	4,758,894
China Coal Energy Co. — H	3,764,000	11,826,763
China Mengniu Dairy Co., Ltd.	1,895,000	6,950,650
China Merchants Bank Co., Ltd. — H	2,537,000	10,362,871
China Mobile, Ltd.	1,074,000	18,994,101
Lee & Man Paper Manufacturing, Ltd.	2,530,000	11,112,999
New World Department Store China**	7,568,500	10,715,910
Shui On Land, Ltd.	7,277,000	8,492,664
SINA Corp.**	123,514	5,472,905
Suntech Power Holdings Co., Ltd. — ADR**	120,981	9,959,156
Zijin Mining Group Co., Ltd. — H	9,235,000	14,330,867

		128,617,369

South Korea — 12.7%
Cheil Communications, Inc.	12,244	3,688,700
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	122,798	6,769,272
Hite Brewery Co., Ltd.	62,347	9,491,424
Hyundai Development Co.	102,576	10,026,926
Hyundai Steel Co.	124,896	10,540,873
Kiwoom Securities Co., Ltd.	77,160	5,316,831
MegaStudy Co., Ltd.	28,156	8,091,410
NHN Corp.**	46,613	11,259,227
Pyeong San Co., Ltd.	204,316	11,132,008
Samsung Electronics Co., Ltd.	12,511	7,431,351
Shinhan Financial Group Co., Ltd.	227,387	12,996,319
Shinsegae Co., Ltd.	22,588	17,519,243
SK Telecom Co., Ltd.	26,715	7,106,495

		121,370,079

Taiwan — 8.5%
Asustek Computer, Inc.	5,212,000	15,651,507
AU Optronics Corp.	7,143,837	13,986,146
Delta Electronics, Inc.	3,512,782	12,021,730
High Tech Computer Corp.	524,000	9,677,227
Unimicron Technology Corp.	6,743,680	11,851,262
Yang Ming Marine Transport	11,060,187	8,559,117
Yuanta Financial Holding Co., Ltd.**	15,499,000	10,106,641

		81,853,630

Thailand — 3.1%
Asian Property Development Public Co., Ltd. — NVDR	10,336,600	1,963,908
BEC World Public Co., Ltd. — NVDR	17,125,700	14,616,710
Siam Commercial Bank Public Co., Ltd. — NVDR	4,977,900	12,782,792

		29,363,410

India — 2.7%
Rolta India, Ltd.	608,505	11,043,868
Infosys Technologies, Ltd.	86,515	3,884,889
DLF, Ltd.	403,834	11,002,850

		25,931,607

Malaysia — 2.4%
Digi.com BHD	893,100	6,697,575
Resorts World BHD	13,552,000	15,900,139

		22,597,714

Indonesia — 2.1%
PT Bakrieland Development Tbk**	46,387,500	3,062,044
PT Bumi Resources Tbk	13,467,500	8,603,141
PT Perusahaan Gas Negara Tbk	5,092,000	8,321,767

		19,986,952

Philippines — 1.0%
Ayala Land, Inc.	27,477,180	9,486,367

Pakistan — 0.9%
Fauji Fertilizer Bin Qasim, Ltd.	13,210,247	8,537,089

Singapore — 0.5%
Golden Agri-Resources, Ltd.	3,517,000	5,179,784

Total FAR EAST		452,924,001

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EUROPE — 16.2%

Russia — 8.8%
Golden Telecom, Inc. — ADR**	91,604	$9,247,424
LUKOIL — SP ADR	161,227	13,946,135
Mechel — ADR	156,665	15,218,438
NovaTek OAO — GDR	178,848	13,753,411
Sberbank RF	3,161,640	13,342,121
Uralkali — GDR**	243,800	9,081,550
X5 Retail Group NV — GDR**	257,546	9,400,429

		83,989,508

United Kingdom — 2.5%
Hikma Pharmaceuticals PLC	894,602	8,427,629
Tullow Oil PLC	524,831	6,806,422
Wellstream Holdings PLC**	386,374	8,329,545

		23,563,596

Turkey — 2.4%
Dogus Otomotiv Servis ve Ticaret AS	1,403,548	10,476,473
Turkcell Iletisim Hizmetleri AS	419,796	4,583,825
Türkiye Garanti Bankasi AS	937,959	8,401,424

		23,461,722

Austria — 1.3%
Raiffeisen International Bank Holding AG	82,591	12,509,946

Greece — 1.2%
Coca-Cola Hellenic Bottling Co. SA	260,552	11,275,844

Total EUROPE		154,800,616

SOUTH AMERICA — 14.5%

Brazil — 12.3%
Aracruz Celulose SA — ADR	171,083	12,720,021
Cyrela Brazil Realty SA	1,048,870	14,259,918
Dufry South America, Ltd. — BDR**	347,789	8,890,112
Gerdau SA — ADR	468,318	13,585,905
GVT Holding SA**	317,570	6,378,162
Lupatech SA	361,370	12,181,011
MRV Engenharia e Participacoes SA**	325,700	6,962,295
Net Servicos de Comunicacao SA (Pref.)**	236,802	2,886,856
Petroleo Brasileiro SA — ADR	265,121	30,552,544
Unibanco SA — GDR	69,248	9,669,791

		118,086,615

Argentina — 1.2%
Mercadolibre, Inc.**	159,182	11,760,366

Chile — 1.0%
La Polar SA	1,450,820	9,469,736

Total SOUTH AMERICA		139,316,717

AFRICA — 6.5%

South Africa — 6.5%
Aspen Pharmacare Holdings, Ltd.**	1,589,366	8,837,111
Kumba Iron Ore, Ltd.	335,566	13,993,475
MTN Group, Ltd.	933,269	17,487,314
Nedbank Group, Ltd.	391,760	7,795,820
Sasol, Ltd.	293,469	14,556,760

		62,670,480

Total AFRICA		62,670,480

NORTH AMERICA — 4.7%

Mexico — 4.7%
America Movil SAB de CV — L — ADR	282,487	17,341,877
Coca-Cola Femsa SAB de CV — L — SP ADR	101,155	4,984,918
Empresas ICA SAB de CV**	1,532,992	10,111,514
Grupo Aeroportuario del Pacifico SA de CV — ADR	284,463	12,695,584

		45,133,893

Total NORTH AMERICA		45,133,893

MIDDLE EAST — 2.1%

Egypt — 1.2%
Egyptian Financial Group-Hermes Holding SAE	941,725	11,267,410

Israel — 0.9%
Makhteshim — Agan Industries, Ltd.**	1,014,640	9,313,388

Total MIDDLE EAST		20,580,798

Total EQUITY SECURITIES
(Cost $619,220,892)		875,426,505

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY CERTIFICATES — 3.9% (Note C)

FAR EAST — 3.9%

India — 3.9%
Jaiprakash Associates, Ltd.†	852,000	$9,208,416
Punj Lloyd, Ltd.†	407,325	5,756,480
Reliance Communications, Ltd.†	1,165,280	22,022,627

Total FAR EAST		36,987,523

Total EQUITY CERTIFICATES
(Cost $14,536,989)		36,987,523

TOTAL INVESTMENTS
(COST $633,757,881)	95.2%	$912,414,028

Other Assets In Excess Of Liabilities	4.8%	45,816,189

Net Assets	100.0%	$958,230,217

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$644,098,686

Gross Appreciation	$274,036,180
Gross Depreciation	(5,720,838)

Net Appreciation	$268,315,342

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2007, the value of these restricted securities amounted to 36,987,523 or 3.9% of net assets.

Additional information on each restricted security is as follows:

	Acquisition	Acquisition
Security	Date(s)	Cost

Jaiprakash Associates, Ltd.	08/05/05 to 10/10/05	$1,079,886
Punj Lloyd, Ltd.	07/02/07 to 08/30/07	$2,738,916
Reliance Communications, Ltd	10/17/06 to 12/05/07	$10,718,187

ADR — American Depository Receipt
BDR — Bearer Depository Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	51.2%
South America	14.5%
Eastern Europe	11.2%
Africa	6.5%
Western Europe	5.0%
North America	4.7%
Middle East	2.1%

Top Ten Holdings*

Petroleo Brasileiro SA — ADR	3.2%
Reliance Communications, Ltd.	2.3%
China Mobile, Ltd.	2.0%
Shinsegae Co., Ltd.	1.8%
MTN Group, Ltd.	1.8%
America Movil SAB de CV — L — ADR	1.8%
Resorts World BHD	1.7%
Asustek Computer, Inc.	1.6%
Mechel — ADR	1.6%
BEC World Public Co., Ltd. — NVDR	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2007

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

	Percent of		Percent of
Industry	Net Assets	Industry	Net Assets

Airlines	1.3%	Financial Services	4.0%
Alternative Energy	1.0%	Food & Household	3.2%
Automobiles	1.1%	Forest Products	1.3%
Banking	8.0%	Gold Mining	1.5%
Beverages	0.5%	Health Care	0.9%
Beverages & Tobacco	1.2%	Health Care/Multi-Industry	0.9%
Broadcasting & Publishing Services	0.7%	Leisure & Tourism	3.2%
Building Materials	1.2%	Machinery & Engineering	1.9%
Business & Public Services	2.5%	Merchandising	3.0%
Capital Goods/Multi-Industry	1.8%	Metals — Nonferrous	2.6%
Chemicals	4.3%	Metals — Steel	3.0%
Communications	1.5%	Miscellaneous Materials	1.2%
Construction	2.7%	Oil	4.6%
Consumer Durables/Multi-Industry	1.2%	Real Estate	3.8%
Consumer Services/Multi-Industry	4.0%	Retailing — Goods	1.2%
Data Processing	1.6%	Telecommunications	8.0%
Electrical & Electronics	2.0%	Telephone Utilities	1.8%
Electronic Components	6.3%	Textiles and Apparel	0.5%
Energy Equipment	0.9%	Transportation — Shipping	0.9%
Energy Sources	3.9%	Other Assets in Excess of Liabilities	4.8%

		TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $633,757,881)	$912,414,028
Foreign currency (Cost $15,164,476)	15,452,098
Cash	5,673,081
Receivables:
Dividends	1,013,653
Interest	107,346
Investment securities sold	39,460,788
Fund shares sold	983,594
Prepaid expenses and other assets	32,876

TOTAL ASSETS	975,137,464

LIABILITIES:
Payables:
Investment securities purchased	13,513,528
Fund shares redeemed	1,579,803
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	37,937
Due to affiliates	1,231,914
Foreign taxes	84,241
Accrued expenses	459,824

TOTAL LIABILITIES	16,907,247

NET ASSETS	$958,230,217

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	22,052,226

NET ASSET VALUE	$43.45

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$654,693,605
Accumulated net investment loss	(285,145)
Accumulated net realized gain	24,869,645
Unrealized net foreign exchange gain	295,965
Unrealized net appreciation on investments	278,656,147

NET ASSETS	$958,230,217

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the year ended December 31, 2007

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $1,163,068)	$12,156,435
Interest	702,126

Total income	12,858,561

Expenses:
Investment advisory fee	13,196,726
Administration fee	507,913
Professional fees	226,022
Audit and tax fees	42,501
Federal and state registration fees	60,000
Custodian fees	813,536
Transfer agent fees	111,485
Trustees’ fees	71,325
Miscellaneous	281,554

Total expenses	15,311,062

Fees paid indirectly	(481,391)

Net expenses	14,829,671

Net investment loss	(1,971,110)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	227,991,989
Net realized foreign exchange loss	(894,842)
Net change in unrealized foreign exchange gain	95,289
Net change in unrealized appreciation on investments	80,481,721

Net realized and unrealized gain on investments and foreign currency transactions	307,674,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$305,703,047

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2007	December 31, 2006

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(1,971,110)	$(1,625,478)
Net realized gain on investments and foreign currency transactions	227,097,147	23,688,836
Net change in unrealized gain on investments and foreign currency transactions	80,577,010	138,159,678

Net increase in net assets resulting from operations	305,703,047	160,223,036

Distributions to shareholders:
Net investment income	—	—
Capital gains	(205,345,104)	(16,462,450)

Total distributions to shareholders	(205,345,104)	(16,462,450)

Capital share transactions:
Proceeds from shares sold	186,413,186	599,390,018
Reinvestment of distributions	203,595,850	16,441,182
Cost of shares redeemed	(321,083,936)	(213,087,995)
Redemption fees	156,209	700,347

Net increase in net assets derived from capital share transactions	69,081,309	403,443,552

Total increase in net assets	169,439,252	547,204,138

NET ASSETS:

Beginning of period	$788,790,965	$241,586,827

End of period (Including accumulated net investment loss of $285,145 and $128,569, respectively)	$958,230,217	$788,790,965

Capital share transactions are as follows:
Shares issued	4,132,115	17,692,607
Shares reinvested	4,942,726	426,164
Shares redeemed	(7,202,200)	(6,477,726)

Net increase from capital share transactions	1,872,641	11,641,045

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$39.09	$28.29	$23.00	$20.29	$12.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)	(0.07)	0.04	(0.01)	0.00
Net realized and unrealized gain (loss) on investments and foreign currency transactions	16.00	11.68	8.83	4.75	8.03

Total income from investment operations	15.91	11.61	8.87	4.74	8.03

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	(0.08)	(0.04)	—
Distributions from capital gains	(11.56)	(0.84)	(3.51)	(2.00)	—

Total distributions	(11.56)	(0.84)	(3.59)	(2.04)	—

Redemption fees added to paid-in capital	0.01	0.03	0.01	0.01	0.00	~

Net asset value, end of period	$43.45	$39.09	$28.29	$23.00	$20.29

Total Return	42.36%	41.22%	38.95%	24.12%	65.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$958,230	$788,791	$241,587	$143,480	$99,986
Ratio of expenses before fees paid indirectly to average net assets	1.74%	1.83%	2.07%	2.23%	2.35	%†
Ratio of net expenses to average net assets	1.69%#	1.78%#	2.01%#	2.03%#	2.34	%†#
Ratio of net investment income (loss) to average net assets	(0.22) %#	(0.32) %#	(0.02) %#	(0.29) %#	0.04	%†#
Portfolio turnover	165.07%	181.01%	349.69%	356.90%	432.47%

~	Amount represents less than $0.01 per share

†	The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Equity Yield Fund (“Fund”) gained 30.78% from its inception on April 2, 2007 through December 31, 2007. This significantly exceeded the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index and the MSCI AC World ex USA Growth Index, which gained 12.78% and 16.26%, respectively, for the same period.1

As the year progressed, the impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.

Since the Fund’s inception, a key contributor to performance was the Fund’s allocation and selection of holdings in the energy sector. Holdings such as China Coal Energy Company Ltd. (HKG:1898), which engages in the mining and processing of coal and coke products in addition to the manufacturing and sales of coal mining machinery contributed positively to the Fund’s performance. This holding benefited from increased Chinese demand for coal, which now accounts for 70% of their energy needs.

Similarly, allocation and stock selection in the financial sector also beneficially contributed to the performance of the Fund since its inception. Holdings such as China Merchants Bank Co., Ltd.(HKG:3968), contributed positively to Fund performance. The company is a commercial bank that offers financial services to both corporate and individual clients. This holding benefited from growth in assets, an increase in deposit and loan interest rate gaps, rising non-interest income, and a decline in credit costs.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in China, Australia, and Canada. One of the holdings in Australia that contributed to the performance of the Fund was Rio Tinto Limited (ASX:RIO), an international mining company. The company’s major products include aluminium, copper, diamonds, energy products, gold, industrial minerals (borates, titanium dioxide, salt and talc), and iron ore. The stock benefited from China’s demand for iron ore, which has sent prices rising.

Certain areas, such as the utilities sector, however, detracted from Fund performance versus its benchmark due to a lower sector allocation. Holdings in Singapore, Brazil, and Spain also detracted from Fund performance versus the benchmark.

While overall the Fund benefited from its allocation to and stock selection in the industrials sector, Nexans (EPA:NEX) was an example of a holding that detracted from Fund performance. Europe’s largest cable maker, Nexans is a France-based wire and cable manufacturer. The company provides copper and fiber-optic cables, as well as other associated components, to the buildings, industry, and infrastructure markets. The company’s stock price declined after they announced plans to acquire the cable business of Medeco, a Chilean copper cable and pipe manufacturer.

We have continued to add names with good earnings potential in Europe and North America. As we move into the new year, the Fund reflects increased exposure to such markets as Canada, Switzerland, and Russia relative to exposures since the inception of the Fund. Further, we will keep a watchful eye on developments associated with Asia — particularly looking for a rebound in Japan.

On August 1, 2007, Lynette Schroeder was named Lead Portfolio Manager of the Fund replacing Howard Schwab. At that same time, the Firm’s Director of Research, Daniel Rea, was named Co-Portfolio Manager. In 2007, Driehaus Capital Management LLC also added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the Firm during 2007.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Equity Yield Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Lynette Schroeder	Daniel M. Rea
Lead Portfolio Manager	Co-Portfolio Manager

[1]	During the period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus International Equity Yield Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since April 2, 2007 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Since Inception
Average Annual Total Returns as of 12/31/07	(4/2/07 - 12/31/07)
Driehaus International Equity Yield Fund (DRIYX)[1]	30.78%
MSCI AC World ex USA Index[2]	12.78%
MSCI AC World ex USA Growth Index[3]	16.26%

You cannot invest directly in any of these indices.

1 The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Equity Yield Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 89.4%

EUROPE — 49.4%

United Kingdom — 6.5% Aggreko PLC	101,413	$1,075,984
Autonomy Corp. PLC**	66,596	1,171,886
Chemring Group PLC	15,363	628,759
Hikma Pharmaceuticals PLC	52,867	498,035
Weir Group PLC	52,997	853,991
Wellstream Holdings PLC**	36,239	781,249

		5,009,904

Germany — 5.1%
Centrotherm Photovoltaics AG**	2,179	238,936
Kontron AG	22,864	458,637
Q-Cells AG**	5,461	779,264
SGL Carbon AG**	15,343	830,443
Software AG	4,612	408,423
Solarworld AG	6,896	420,937
United Internet AG	31,876	775,963

		3,912,603

Finland — 4.8%
Nokia OYJ	29,097	1,128,196
Nokian Renkaat OYJ	14,681	516,219
Outotec OYJ	17,619	968,572
Wartsila Corp. OYJ — B	13,541	1,031,260

		3,644,247

Switzerland — 4.6%
Lonza Group AG	7,333	889,948
Meyer Burger Technology AG**	2,198	811,521
Sonova Holding AG	6,447	728,323
Syngenta AG	2,145	546,599
Temenos Group AG**	21,495	530,659

		3,507,050

Luxembourg — 3.9% ArcelorMittal	12,477	967,192
Evraz Group SA — GDR	8,900	689,750
Millicom International Cellular SA**	10,954	1,291,915

		2,948,857

Russia — 3.7%
Sberbank RF	107,022	451,633
Uralkali-GDR**	16,700	622,075
Vimpel-Communications — SP ADR	32,963	1,371,261
Wimm-Bill-Dann Foods — ADR	3,100	406,224

		2,851,193

Norway — 3.2%
Renewable Energy Corp. AS**	7,250	368,518
Seadrill, Ltd.**	52,000	1,268,912
Tandberg ASA	40,400	844,480

		2,481,910

Sweden — 3.1%
Axis Communications AB	21,550	530,148
Hennes & Mauritz AB — B	16,505	1,004,876
Oriflame Cosmetics SA — SDR	12,600	805,143

		2,340,167

Greece — 2.6%
Coca-Cola Hellenic Bottling Co. SA	18,806	813,862
Diana Shipping, Inc.	13,043	410,333
National Bank of Greece SA	10,653	731,725

		1,955,920

Spain — 2.3%
Grifols SA	31,940	719,616
Tecnicas Reunidas SA	16,432	1,051,790

		1,771,406

Italy — 2.0%
Prysmian SpA**	37,627	929,164
Trevi Finanziaria SpA	34,689	621,285

		1,550,449

France — 1.6%
Alstom SA	3,246	697,636
Nexans SA	4,293	536,648

		1,234,284

Netherlands — 1.4%
Koninklijke Boskalis
Westminster NV — CVA	18,169	1,106,657

Denmark — 1.4%
Novo Nordisk AS — B	16,125	1,059,181

Belgium — 1.2%
EVS Broadcast Equipment SA	3,451	401,625
Telenet Group Holding NV**	19,019	553,911

		955,536

Czech Republic — 1.0% Komercni Banka AS	3,274	786,901

Bermuda — 0.7%
Excel Maritime Carriers, Ltd.	13,000	522,470

Ireland — 0.3%
Paddy Power PLC	6,482	215,697

Total EUROPE		37,854,432

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

FAR EAST — 24.8%

Japan — 7.3%
Capcom Co., Ltd.	17,700	$452,343
Daikin Industries, Ltd.	16,700	935,792
GEO Corp.	276	499,056
Kuraray Co., Ltd.	30,000	364,946
Makita Corp.	15,100	640,684
Nintendo Co., Ltd.	2,200	1,317,460
Shima Seiki Mfg., Ltd.	13,700	637,694
Shinko Plantech Co., Ltd.	29,400	398,702
Tokai Carbon Co., Ltd.	38,000	341,852

		5,588,529

Australia — 6.2%
Boart Longyear Group**	587,189	1,211,613
CSL, Ltd.	33,617	1,073,250
Harvey Norman Holdings, Ltd.	62,124	370,926
Incitec Pivot, Ltd.	5,759	592,137
Oxiana, Ltd.	176,103	538,102
Rio Tinto, Ltd.	2,866	337,083
WorleyParsons, Ltd.	13,326	608,445

		4,731,556

Singapore — 4.7%
Capitaland, Ltd.	90,000	392,025
Cosco Corp., Ltd.	301,000	1,208,642
Keppel Corp., Ltd.	116,000	1,047,622
Swiber Holdings, Ltd.**	398,000	948,376

		3,596,665

China — 4.1%
AAC Acoustic Technologies Holdings, Inc.**	414,000	557,494
China Coal Energy Co. — H	197,000	618,988
China Merchants Bank Co., Ltd. — H	79,500	324,733
Parkson Retail Group, Ltd.	97,500	1,174,767
Rexcapital Financial Holdings, Ltd.**	2,375,000	453,837

		3,129,819

Malaysia — 1.5%
Resorts World BHD	952,400	1,117,421

South Korea — 1.0%
NHN Corp.	3,334	805,317

Total FAR EAST		18,969,307

NORTH AMERICA — 11.7%

Canada — 10.3%
Major Drilling Group International, Inc.**	14,062	891,921
Potash Corp. of Saskatchewan, Inc.	9,000	1,308,486
Research In Motion, Ltd.**	13,557	1,546,153
Rogers Communications, Inc. — B	24,402	1,112,362
Shoppers Drug Mart Corp.	19,421	1,048,040
Uranium Participation Corp.**	73,454	782,209
Yamana Gold Inc.	93,559	1,221,922

		7,911,093

Mexico — 1.4%
America Movil SAB de CV — L — ADR	17,777	1,091,330

Total NORTH AMERICA		9,002,423

AFRICA — 2.2%

South Africa — 2.2%
Aspen Pharmacare Holdings, Ltd.**	94,281	524,217
Kumba Iron Ore, Ltd.	15,443	643,990
Spar Group, Ltd.	56,347	497,154

		1,665,361

Total AFRICA		1,665,361

SOUTH AMERICA — 0.8%

Brazil — 0.8%
Dufry South America, Ltd. — BDR**	24,447	624,909

Total SOUTH AMERICA		624,909

MIDDLE EAST — 0.5%

Egypt — 0.5%
Egyptian Financial Group-Hermes Holding SAE	33,005	394,893

Total MIDDLE EAST		394,893

Total EQUITY SECURITIES (Cost $63,401,029)		68,511,325

TOTAL INVESTMENTS (COST $63,401,029)	89.4%	$68,511,325
Other Assets In Excess Of Liabilities	10.6%	8,144,637

Net Assets	100.0%	$76,655,962

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Schedule of Investments
December 31, 2007

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$63,721,192

Gross Appreciation	$7,606,776
Gross Depreciation	(2,816,643)

Net Appreciation	$4,790,133

** Non-income producing security
ADR — American Depository Receipt
BDR — Bearer Depository Receipt

CVA —	Commanditaire Vennootschap op Andelen (Limited Partnership, with Shares)
GDR — Global Depository Receipt
SDR — Swedish Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	44.7%
Asia/Far East Ex-Japan	17.5%
North America	11.7%
Japan	7.3%
Eastern Europe	4.7%
Africa	2.2%
South America	0.8%
Middle East	0.5%

Top Ten Holdings*

Research In Motion, Ltd.	2.0%
Vimpel-Communications — SP ADR	1.8%
Nintendo Co., Ltd.	1.7%
Potash Corp. of Saskatchewan, Inc.	1.7%
Millicom International Cellular SA	1.7%
Seadrill, Ltd.	1.7%
Yamana Gold, Inc.	1.6%
Boart Longyear Group	1.6%
Cosco Corp., Ltd.	1.6%
Parkson Retail Group, Ltd.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2007

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

	Percent of		Percent of
Industry	Net Assets	Industry	Net Assets

Automobiles	0.7%	Health Care	4.4%
Banking	3.0%	Health Care/Multi-Industry	1.6%
Basic Industries/Multi-Industry	2.2%	Leisure & Tourism	1.7%
Beverages & Tobacco	1.1%	Machinery & Engineering	10.7%
Broadcasting & Publishing Services	1.5%	Maritime	0.7%
Business & Public Services	2.0%	Merchandising	2.4%
Capital Goods/Multi-Industry	1.3%	Metals — Nonferrous	3.0%
Chemicals	3.9%	Metals — Steel	2.2%
Construction	3.6%	Miscellaneous Materials	2.3%
Consumer Non-Durables/Multi-Industry	1.6%	Precious Metals	1.6%
Consumer Services/Multi-Industry	2.1%	Real Estate	0.5%
Electrical & Electronics	3.9%	Recreation	2.4%
Electronic Components	3.8%	Retailing — Goods	2.9%
Electronic Systems/Devices	2.0%	Technology/Multi-Industry	3.8%
Energy Equipment	1.0%	Telecommunications	3.0%
Energy/Multi-Industry	0.8%	Telephone Utilities	3.1%
Energy Sources	4.7%	Textiles & Apparel	1.1%
Financial Services	1.1%	Transportation — Shipping	0.5%
Food Processors	0.5%	Other Assets in Excess of Liabilities	10.6%

Gold Mining	0.7%	TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Equity Yield Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $63,401,029)	$68,511,325
Foreign currency (Cost $1,015,076)	1,036,579
Cash	7,551,904
Receivables:
Dividends	18,279
Interest	16,094
Fund shares sold	114,662
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	2,902
Prepaid expenses and other assets	42,910

TOTAL ASSETS	77,294,655

LIABILITIES:
Payables:
Investment securities purchased	429,143
Due to affiliates	90,438
Accrued expenses	119,112

TOTAL LIABILITIES	638,693

NET ASSETS	$76,655,962

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	8,915,029

NET ASSET VALUE	$8.60

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$69,126,365
Accumulated net investment loss	(811,445)
Accumulated net realized gain	3,208,605
Unrealized net foreign exchange gain	22,141
Unrealized net appreciation on investments	5,110,296

NET ASSETS	$76,655,962

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Equity Yield Fund
Statement of Operations
For the period ended December 31, 2007*

INVESTMENT INCOME:
Income:
Dividends (Net of non-reclaimable taxes of $120,933)	$1,156,798
Interest	207,467

Total income	1,364,265

Expenses:
Investment advisory fee	1,104,053
Administration fee	78,382
Professional fees	41,954
Audit and tax fees	42,500
Federal and state registration fees	24,303
Custodian fees	70,000
Transfer agent fees	2,754
Trustees’ fees	23,681
Miscellaneous	60,541

Total expenses	1,448,168

Investment advisory fees waived	(74,643)
Fees paid indirectly	(26,757)

Net expenses	1,346,768

Net investment income	17,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	25,824,252
Net realized foreign exchange loss	(122,112)
Net change in unrealized foreign exchange gain	22,141
Net change in unrealized appreciation on investments	5,110,296

Net realized and unrealized gain on investments and foreign currency transactions	30,834,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,852,074

*	Fund commenced operations on April 2, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Equity Yield Fund
Statement of Changes in Net Assets

For the period
April 2, 2007
through
December 31, 2007*

INCREASE IN NET ASSETS:
Operations:
Net investment income	$17,497
Net realized gain on investments and foreign currency transactions	25,702,140
Net change in unrealized gain on investments and foreign currency transactions	5,132,437

Net increase in net assets resulting from operations	30,852,074

Distributions to shareholders:
Net investment income	(2,232,103)
Capital gains	(21,090,374)

Total distributions to shareholders	(23,322,477)

Capital share transactions:
Proceeds from shares sold	130,742,616
Reinvestment of distributions	23,181,701
Cost of shares redeemed	(84,800,340)
Redemption fees	2,388

Net increase in net assets derived from capital share transactions	69,126,365

Total increase in net assets	76,655,962

NET ASSETS:

Beginning of period	$—

End of period (Including accumulated net investment loss of $811,445)	$76,655,962

Capital share transactions are as follows:
Shares issued	13,496,603
Shares reinvested	2,844,380
Shares redeemed	(7,425,954)

Net increase from capital share transactions	8,915,029

*	Fund commenced operations on April 2, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Equity Yield Fund
Financial Highlights

	For the period
	April 2, 2007
	through
	December 31, 2007

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.68

Total income from investment operations	2.85

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.41)
Distributions from capital gains	(3.84)

Total distributions	(4.25)

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$8.60

Total Return	30.78	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$76,656
Ratio of expenses before fees paid indirectly to average net assets	1.97	%*†
Ratio of net expenses to average net assets	1.83	%*†#
Ratio of net investment income to average net assets	0.02	%*†#
Portfolio turnover	208.49	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

†	The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s annual operating expense cap of 1.75% of average daily net assets until March 31, 2010. Fund expenses were reimbursed for expenses exceeding the 1.75% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) gained 18.88% from its inception on September 17, 2007 through December 31, 2007. This performance significantly exceeded the performance of the Fund’s primary benchmark index, the Morgan Stanley Capital International World ex USA Small Cap Index, which declined 1.42% for the same period.1

International small capitalization stocks trailed international large capitalization stocks throughout 2007, with growth-related stocks modestly outperforming value-related stocks. The impact of the U.S. sub-prime loan problem evolved into a worldwide crisis that impacted the monetary policy of many nations. Contributing to the shifting investment terrain across all market capitalization over the course of 2007 was the risk of inflation and higher interest rates. Inflationary pressure in developing countries such as China directly affected commodity prices. The prices of select raw materials have surged in the past twelve months.

A key contributor to performance was the Fund’s allocation and selection of holdings in the industrials sector. Holdings such as Meyer Burger Technology AG (SWF:MBTN), a Switzerland-based company that specializes in the development and manufacture of machines for sawing and processing a wide range of materials, contributed to performance. The company is a market leader in the manufacturing of machines that contain highly precise saws for cutting silicon and other crystals for use in solar power, optics, and semiconductors. This holding benefited from increased alternative energy demand, particularly solar power.

Similarly, allocation and stock selection in the consumer discretionary sector also contributed to Fund performance. Holdings such as Tradus PLC (LON:TRAD), a United Kingdom-based auctioneer that provides online consumer trading platforms and related Internet services in eleven European countries, contributed to performance. Tradus PLC appreciated after Naspers Ltd., Africa’s largest media company, agreed to purchase the company.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Switzerland, Germany, and Argentina. One of the holdings in Argentina that contributed to the Fund’s performance was MercadoLibre Inc. (NASDAQ:MELI). The company hosts online platforms in Latin America. The MercadoLibre marketplace is an automated, topically arranged online trading service that permits both businesses and individuals to list items and conduct their sales and purchases online in either a fixed-price or auction-based format. The company also has an online payment segment that assists the buyers and sellers in completing their transactions. After going public on August 10, 2007, the company has benefited from increased revenue and earnings.

Certain areas, however, detracted from Fund performance. One sector where allocation and stock selection negatively affected the performance of the Fund was financials. Additionally, holdings in Taiwan and Japan detracted from Fund performance versus the benchmark.

In the information technology sector, Av Tech Corporation (TPE:8072) was an example of a holding that detracted from performance. Av Tech Corporation is a Taiwan-based company engaged in the sale of semiconductor components and closed circuit television products. The company’s major products include color charged-coupled device cameras and digital video recorders. Declining net profit margins helped contribute to the weaker performance of this stock.

We have continued to add small cap names with good earnings potential throughout Europe and the emerging markets. As we move into the new year, the Fund’s exposure to such markets as the United Kingdom, Thailand, and Australia has increased.

During 2007, Driehaus Capital Management LLC added two senior analysts to the international team supporting the Fund. Sebastian Pigeon joined the firm as a senior analyst with coverage responsibility for Western Europe. Jun Xia joined the international team as a senior analyst with coverage responsibility in Japan, Australia, and New Zealand. Three international market analysts who supported the Fund left the firm during 2007.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund. We remain committed to the Driehaus core growth investment philosophy which we believe is a rewarding strategy over the long term.

Sincerely,

Howard M. Schwab	David Mouser
Portfolio Manager	Assistant Portfolio Manager

[1]	During the period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
Average Annual Total Returns	Since Inception				Since Inception
as of 12/31/07	(9/17/07 - 12/31/07)	1 Year	3 Years	5 Years	(8/1/02 - 12/31/07)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	18.88%	48.55%	39.39%	46.66%	38.86%
MSCI World ex USA Small Cap Index[2]	−1.42%	3.65%	15.94%	26.88%	22.56%

You cannot invest directly in this index.

[1]	The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Limited Partnership was established on August 1, 2002 and the Fund succeeded to the Limited Partnership’s assets on September 17, 2007. The Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund.

[2]	The Morgan Stanley Capital International World ex-USA Small Cap Index (MCSI World ex-USA Small Cap Index) is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the global developed and emerging markets. It is a subset of the Morgan Stanley Capital International All Country World Index (MSCI AC World Index) and is composed of only those MSCI AC World Index stocks which are categorized as small cap stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.7%

FAR EAST — 37.5%

China — 10.4%
AAC Acoustic Technologies Holdings, Inc.**	1,633,500	$2,199,676
JA Solar Holdings Co., Ltd. — ADR**	28,814	2,011,505
New Oriental Education & Technology Group, Inc. — SP ADR**	31,200	2,514,408
New World Department Store China**	2,976,000	4,213,589
Tian An China Investments Co., Ltd.	1,840,300	2,586,720
Xinyuan Real Estate Co., Ltd. — ADR**	95,944	1,365,283

		14,891,181

Australia — 5.3%
Arrow Energy NL**	738,226	1,763,098
Ausenco, Ltd.	55,791	745,585
Avoca Resources, Ltd.**	914,461	1,935,087
Industrea, Ltd.	2,140,456	1,315,596
NRW Holdings, Ltd.**	700,628	1,857,858

		7,617,224

Japan — 4.4%
Capcom Co., Ltd.	92,600	2,366,495
Nippon Synthetic Chemical Industry Co., Ltd.	111,500	578,884
Shinko Plantech Co., Ltd.	78,900	1,069,986
Sugi Pharmacy Co., Ltd.	79,400	2,281,466

		6,296,831

South Korea — 3.9%
Credu Corp.	20,638	2,883,874
MegaStudy Co., Ltd.	1,778	510,958
Pyeong San Co., Ltd.	41,617	2,267,472

		5,662,304

Thailand — 3.2%
Asian Property Development Public Co., Ltd. — NVDR	9,789,700	1,859,999
BEC World Public Co., Ltd. — NVDR	3,254,300	2,777,531

		4,637,530

Taiwan — 2.6%
GeoVision, Inc.	398,000	3,668,994

Indonesia — 2.4%
PT Bakrieland Development Tbk**	31,287,000	2,065,258
PT Indo Tambangraya Megah**	703,500	1,415,614

		3,480,872

Singapore — 2.0%
Swiber Holdings, Ltd.**	1,182,000	2,816,534

Hong Kong — 1.9%
Midland Holdings, Ltd.	1,692,500	2,674,174

Philippines — 1.4%
Megaworld Corp.	22,202,000	2,017,141

Vietnam — 0.0%
Luks Group Vietnam Holdings Co., Ltd.	1,500	1,847

Total FAR EAST		53,764,632

EUROPE — 35.2%
United Kingdom — 9.6%
Aveva Group PLC	93,862	1,803,960
Hikma Pharmaceuticals PLC	284,393	2,679,134
Southern Cross Healthcare, Ltd.	170,151	1,795,128
Tradus PLC**	143,727	5,129,837
Wellstream Holdings PLC**	109,199	2,354,139

		13,762,198

Germany — 9.4%
Aixtron AG**	290,542	4,039,730
Centrotherm Photovoltaics AG**	40,986	4,494,276
Manz Automation AG**	8,037	1,938,718
Roth & Rau AG**	2,040	766,823
Wirecard AG**	135,741	2,294,203

		13,533,750

Netherlands — 3.7%
Koninklijke Boskalis Westminster NV — CVA	43,058	2,622,624
Smartrac NV**	50,726	2,766,320

		5,388,944

Norway — 3.6%
Sevan Marine ASA**	226,000	3,412,986
Siem Offshore, Inc.**	303,020	1,077,062
Stepstone ASA**	154,000	680,682

		5,170,730

Switzerland — 3.0%
Meyer Burger Technology AG**	11,527	4,255,873

Belgium — 2.5%
Hansen Transmissions International**	627,445	3,597,105

Sweden — 1.6%
Axis Communications AB	92,750	2,281,726

Russia — 1.3%
Mechel — ADR	19,103	1,855,665

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2007

	Number	Market
	of	Value
	Shares	(Note A)

Spain — 0.5%
Tecnicas Reunidas SA	10,447	$668,698

Total EUROPE		50,514,689

NORTH AMERICA — 8.2%
Canada — 4.9%
5N Plus, Inc.**	130,877	1,055,556
Labrador Iron Ore Royalty Income Fund	79,733	3,832,548
Uranium Participation Corp.**	198,627	2,115,173

		7,003,277

United States — 3.3%
PriceSmart, Inc.	73,722	2,216,084
T-3 Energy Services, Inc.**	54,519	2,562,938

		4,779,022

Total NORTH AMERICA		11,782,299

SOUTH AMERICA — 4.9%
Brazil — 2.8%
Cyrela Commercial Properties SA Empreendimentos e Participacoes**	242,300	1,634,844
MRV Engenharia e Participacoes SA**	112,400	2,402,708

		4,037,552

Argentina — 2.1%
Mercadolibre, Inc.**	40,683	3,005,660

Total SOUTH AMERICA		7,043,212

MIDDLE EAST — 4.2%
Egypt — 2.3%
El Sewedy Cables Holding Co.**	153,735	3,288,598

Israel — 1.9%
Elbit Systems, Ltd.	44,441	2,648,239

Total MIDDLE EAST		5,936,837

AFRICA — 1.7%
South Africa — 1.7%
Spar Group, Ltd.	276,782	2,442,069

Total AFRICA		2,442,069

Total EQUITY SECURITIES (Cost $111,185,811)		131,483,738

WARRANTS — 0.0%

FAR EAST — 0.0%
China — 0.0%
Tian An China Investments Co., Ltd., Expires 01/02/10	275,300	—

Total WARRANTS (Cost $0)		—

TOTAL INVESTMENTS (COST $111,185,811)	91.7%	$131,483,738
Other Assets In Exess Of Liabilities	8.3%	11,880,337

Net Assets	100.0%	$143,364,075

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$112,506,088

Gross Appreciation	$21,214,740
Gross Depreciation	(2,237,090)

Net Appreciation	$18,977,650

**	Non-income producing security

ADR — American Depository Receipt
CVA — Commanditaire Vennootschap op Andelen
(Limited Partnership, with Shares)
NVDR — Non-Voting Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	33.9%
Asia/Far East Ex-Japan	33.1%
North America	8.2%
South America	4.9%
Japan	4.4%
Middle East	4.2%
Africa	1.7%
Eastern Europe	1.3%

Top Ten Holdings*

Tradus PLC	3.6%
Centrotherm Photovoltaics AG	3.1%
Meyer Burger Technology AG	3.0%
New World Department Store China	2.9%
Aixtron AG	2.8%
Labrador Iron Ore Royalty Income Fund	2.7%
GeoVision, Inc	2.6%
Hansen Transmissions International	2.5%
Sevan Marine ASA	2.4%
El Sewedy Cables Holding Co.	2.3%

*	All percentages are stated as a percent of net assets at December 31, 2007

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments by Industry
December 31, 2007 (unaudited)

Percent of
Industry	Net Assets

Alternative Energy	2.1%
Basic Industries/Multi-Industry	1.0%
Building Materials	1.6%
Business & Public Services	1.6%
Capital Goods/Multi-Industry	2.5%
Chemicals	0.4%
Communications	1.8%
Construction	5.3%
Consumer Services/Multi-Industry	7.4%
Electronic Components	4.1%
Electronic Systems/Devices	1.8%
Energy Equipment	1.6%
Energy Sources	2.7%
Finance/Multi-Industry	0.8%
Gold Mining	1.3%
Health Care	1.3%
Health Care/Multi-Industry	3.5%
Leisure & Tourism	1.9%
Machinery & Engineering	6.5%
Merchandising	4.6%
Metals — Nonferrous	2.7%
Metals — Steel	1.3%
Miscellaneous Materials	0.5%
Oil	1.8%
Real Estate	8.5%
Retailing — Goods	3.6%
Technology/Multi-Industry	14.8%
Telecommunications	2.3%
Transportation — Shipping	2.4%
Other Assets in Excess of Liabilities	8.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at market value (Cost $111,185,811)	$131,483,738
Foreign currency (Cost $3,668,569)	3,700,074
Cash	7,486,219
Receivables:
Dividends	37,768
Interest	47,947
Investment securities sold	3,753,128
Fund shares sold	170,615
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	8,579
Prepaid expenses and other assets	31,257

TOTAL ASSETS	146,719,325

LIABILITIES:
Payables:
Investment securities purchased	3,094,936
Due to affiliates	174,758
Accrued expenses	85,556

TOTAL LIABILITIES	3,355,250

NET ASSETS	$143,364,075

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	12,864,051

NET ASSET VALUE	$11.14

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2007:
Paid-in capital	$117,877,452
Accumulated net investment loss	(1,193,548)
Accumulated net realized gain	6,350,695
Unrealized net foreign exchange gain	31,549
Unrealized net appreciation on investments	20,297,927

NET ASSETS	$143,364,075

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Statement of Operations
For the period ended December 31, 2007*

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $15,265)	$159,838
Interest	223,812

Total income	383,650

Expenses:
Investment advisory fee	537,352
Administration fee	35,518
Professional fees	8,884
Audit and tax fees	42,400
Federal and state registration fees	8,999
Custodian fees	45,000
Transfer agent fees	2,020
Trustees’ fees	3,000
Miscellaneous	11,000

Total expenses	694,173

Fees paid indirectly	(11,785)

Net expenses	682,388

Net investment loss	(298,738)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	13,906,091
Net realized foreign exchange gain	53,870
Net change in unrealized foreign exchange gain	31,549
Net change in unrealized appreciation on investments	20,297,927

Net realized and unrealized gain on investments and foreign currency transactions	34,289,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,990,699

*	Fund commenced operations on September 17, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Statement of Changes in Net Assets

For the period
September 17, 2007
through
December 31, 2007*

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(298,738)
Net realized gain on investments and foreign currency transactions	13,959,961
Net change in unrealized gain on investments and foreign currency transactions	20,329,476

Net increase in net assets resulting from operations	33,990,699

Distributions to shareholders:
Net investment income	(1,206,952)
Capital gains	(7,297,124)

Total distributions to shareholders	(8,504,076)

Capital share transactions:
Proceeds from shares sold	144,236,868
Reinvestment of distributions	8,498,763
Cost of shares redeemed	(35,199,864)
Redemption fees	341,685

Net increase in net assets derived from capital share transactions	117,877,452

Total increase in net assets	143,364,075

NET ASSETS:

Beginning of period	$—

End of period (Including accumulated net investment loss of $1,193,548)	$143,364,075

Capital share transactions are as follows:
Shares issued	15,076,803
Shares reinvested	807,867
Shares redeemed	(3,020,619)

Net increase from capital share transactions	12,864,051

*	Fund commenced operations on September 17, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the period
	September 17, 2007
	through
	December 31, 2007

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.84

Total income from investment operations	1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)
Distributions from capital gains	(0.61)

Total distributions	(0.71)

Redemption fees added to paid-in capital	0.03

Net asset value, end of period	$11.14

Total Return	18.88	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$143,364
Ratio of expenses before fees paid indirectly to average net assets	1.94	%*†
Ratio of net expenses to average net assets	1.90	%*†#
Ratio of net investment loss to average net assets	(0.83)	%*†#
Portfolio turnover	100.45	%**

*	Annualized

**	Not Annualized

†	The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s annual operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with four separate series (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The four Funds included in the Trust are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus International Equity Yield Fund	04/02/07
Driehaus International Small Cap Growth Fund	09/17/07

The investment objective of the Funds is to maximize capital appreciation.

The Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

The Driehaus International Equity Yield Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

The Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Fiscal Year End

The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities are valued at the last sale price as of the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available.

The Funds determine income and expenses daily.

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

During the current year, the Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state jurisdiction. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. The adoption of FIN 48 did not result in any material impact to the accompanying financial statements.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

For the year ended December 31, 2007, reclassifications were recorded to undistributed net investment income, undistributed net realized foreign exchange loss and undistributed net realized gain for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies and net operating losses. Results of operations and net assets were not affected by these classifications.

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
	Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

Undistributed ordinary income	$4,928,701	$1,814,534	$1,403,161	$312,142
Undistributed net realized gain	(4,928,701)	(1,814,534)	(1,403,161)	(312,142)

During the year ended December 31, 2007, the Driehaus International Discovery Fund utilized $4,700,824 of capital loss carryforwards and as of December 31, 2007, the Fund had capital loss carryforwards of $101,278,177 expiring in 2008 and $24,839,330 expiring in 2009. During the year ended December 31, 2007, the Driehaus Emerging Markets Growth Fund utilized $402,998 of capital loss carryforwards and as of December 31, 2007, the Fund had no capital loss carryforwards. To the extent that the Driehaus International Discovery Fund realizes future net capital gains, those capital gains will be offset by any unused capital loss carryforward subject to the limitations described below. For the year ended December 31, 2007, the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund realized no post-October capital losses. The Driehaus International Discovery Fund realized post-October foreign currency losses of $89,755 and post-October passive foreign investment company losses of $1,210,068, which were deferred for tax purposes and were recognized on January 1, 2008, the Driehaus Emerging Markets Growth Fund realized post-October foreign currency losses of $285,145, which were deferred for tax purposes and were recognized on January 1, 2008, the Driehaus International Equity Yield Fund realized post-October foreign currency losses of $37,227 and post-October passive foreign investment company losses of $805,870, which were deferred for tax purposes and were recognized on January 1, 2008, and the Driehaus International Small Cap Growth Fund realized post-October passive foreign investment company losses of $515,022, which were deferred for tax purposes and were recognized on January 1, 2008.

Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus International Discovery Fund inherited from its merger with the Driehaus International Growth Fund on September 29, 2003 of approximately $126,117,507, which may be applied against any realized net taxable capital gains in future years or until December 31, 2009. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
Distributions paid from:	Discovery Fund	Growth Fund	Equity Yield Fund*	Cap Growth Fund**

Ordinary income	$80,760,251	$113,140,098	$21,573,322	$8,101,758
Net long-term capital gain	83,702,657	92,205,006	1,749,155	402,318

Total distributions paid	$164,462,908	$205,345,104	$23,322,477	$8,504,076

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	Driehaus	Driehaus
	International	Emerging Markets
Distributions paid from:	Discovery Fund	Growth Fund

Ordinary income	$27,202,119	$1,568,623
Net long-term capital gain	87,564,888	14,893,827

Total distributions paid	$114,767,007	$16,462,450

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

As of December 31, 2007, the components of net assets on a tax basis were as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
	Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

Undistributed ordinary income	$2,740,359	$8,784,434	$3,560,420	$6,501,382
Undistributed long-term capital gain	3,548,469	26,426,015	—	491,064

Accumulated earnings	$6,288,828	$35,210,449	$3,560,420	$6,992,446
Paid-in capital	827,376,830	654,693,605	69,126,365	117,877,452
Accumulated capital and other losses	(127,417,331)	(285,144)	(843,097)	(515,022)
Unrealized appreciation on foreign currency	5,014	295,965	22,141	31,549
Unrealized appreciation on investments	150,787,504	268,315,342	4,790,133	18,977,650

Net assets	$857,040,845	$958,230,217	$76,655,962	$143,364,075

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2007.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncement

In September, 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statements of Operations for a fiscal period.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives a monthly fee. The Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. The Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund each pay the

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets.

DCM has entered into an agreement to cap the Driehaus International Equity Yield Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until March 31, 2010. The Adviser’s expense reimbursement level, which affects the net expense ratio, changed from 2.00% to 1.75% on August 1, 2007. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2007, the Fund had $74,643 of its fees waived by DCM.

DCM has entered into an agreement to cap the Driehaus International Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2007, the Fund did not have any fees waived by DCM.

The amounts accrued and payable to DCM during the year ended December 31, 2007, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Discovery Fund	$10,390,126	$1,017,299
Driehaus Emerging Markets Growth Fund	13,196,726	1,231,914
Driehaus International Equity Yield Fund*	1,104,053	90,438
Driehaus International Small Cap Growth Fund**	537,352	174,758

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2007, these arrangements reduced the expenses of the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund by $304,514 (2.6%), $481,391 (3.1%), $26,757 (1.8%) and $11,785 (1.7%), respectively.

DS LLC is the Funds’ distributor. DS LLC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2007, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DS LLC	through DS LLC

Driehaus International Discovery Fund	$6,116,705	$115,572	3,222,587
Driehaus Emerging Markets Growth Fund	7,227,952	465,610	14,119,485
Driehaus International Equity Yield Fund*	756,700	34,889	1,708,808
Driehaus International Small Cap Growth Fund**	502,492	45,288	1,013,498

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

A portion of these commissions are, in turn, paid by DS LLC to third parties for clearing and execution services.

Certain officers of the Trust are also officers of DCM and DS LLC. No such officers received compensation from the Funds.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

PFPC Inc. (“PFPC”), an indirect subsidiary of PNC Financial Services Group, Inc., serves as the Funds’ administrative and accounting agent. In compensation for these services, PFPC receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PFPC also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, PFPC receives a monthly fee based on shareholder processing activity during the month. PFPC has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund. For the year ended December 31, 2007, PFPC waived $22,500 and $9,000, respectively, for the Driehaus International Equity Yield Fund and the Driehaus International Small Cap Growth Fund.

C.	DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

The Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2007, the Driehaus International Discovery Fund had no outstanding investments in equity certificates and the Driehaus Emerging Markets Growth Fund had unrealized appreciation of $22,450,534 as a result of its investment in these financial instruments. The aggregate market values of these certificates for the Driehaus Emerging Markets Growth Fund represented 4.1% of its total market value at December 31, 2007.

At December 31, 2007, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2007, the Funds’ currency transactions are limited to transaction hedges.

The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The Funds had the following outstanding contracts at December 31, 2007:

Driehaus International Discovery Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
US Dollars			Settlement	Appreciation
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$2,853,379	3,249,685	Australian Dollar	January 2008	$11,692
1,462,140	11,400,890	Hong Kong Dollar	January 2008	654
826,063	5,645,602	South African Rand	January 2008	23,047

		Net unrealized appreciation		$35,393

Driehaus Emerging Markets Growth Fund
Transaction Hedges:

Foreign Currency Purchased:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$1,365,759	2,431,052	Brazilian Real	January 2008	$(6,038)
5,036,733	7,250,126	Singapore Dollar	January 2008	37,164
231,841	1,584,482	South African Rand	January 2008	6,468
1,653,727	1,547,971,540	South Korean Won	January 2008	1,281

				$38,875

Foreign Currency Sold:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2007

$5,176,214	9,213,661	Brazilian Real	January 2008	$42,364
5,843,907	3,997,057	Euro	January 2008	(95,179)
4,332,484	33,782,108	Hong Kong Dollar	January 2008	(2,915)
2,836,973	19,388,864	South African Rand	January 2008	(8,340)
2,744,104	2,568,618,311	South Korean Won	January 2008	(8,912)
1,865,938	62,854,111	Thailand Baht	January 2008	(3,830)

				$(76,812)

		Net unrealized depreciation		$(37,937)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus International Equity Yield Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
US Dollars			Settlement	Appreciation
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$243,671	277,514	Australian Dollar	January 2008	$998
119,185	929,331	Hong Kong Dollar	January 2008	54
66,287	453,030	South African Rand	January 2008	1,850

		Net unrealized appreciation		$2,902

Driehaus International Small Cap Growth Fund
Transaction Hedges:

Foreign Currency Purchased:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2007

$128,192	64,399	British Pound Sterling	January 2008	$(1,176)
1,018,100	1,004,814	Canadian Dollar	January 2008	6,916
747,119	7,017,316,615	Indonesian Rupiah	January 2008	1,983
616,678	887,677	Singapore Dollar	January 2008	4,550
154,425	144,549,497	South Korean Won	January 2008	8
430,421	487,302	Swiss Franc	January 2008	(289)

				$11,992

Foreign Currency Sold:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2007

$517,975	921,996	Brazilian Real	January 2008	$(203)
425,775	213,892	British Pound Sterling	January 2008	776
124,289	122,667	Canadian Dollar	January 2008	830
816,471	5,277,015	Swedish Krona	January 2008	(4,816)

				$(3,413)

		Net unrealized appreciation		$8,579

D.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$1,498,718,647	$1,481,708,722
Driehaus Emerging Markets Growth Fund	1,393,460,135	1,538,959,327
Driehaus International Equity Yield Fund*	187,475,505	241,548,062
Driehaus International Small Cap Growth Fund**	132,350,755	109,085,786

*	Driehaus International Equity Yield Fund commenced operations on April 2, 2007.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

E.	RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2007, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note C).

F.	LINE OF CREDIT

The Funds have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The Funds have agreed to pay commitment fees computed at a rate of 0.125% per annum on the average daily amount of the available committed line. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of borrowings plus 1%. At December 31, 2007, the Funds had no outstanding borrowings under the line of credit.

G.	OFF BALANCE SHEET RISKS

The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.	REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. This redemption fee became effective for shares purchased after July 31, 2000. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Driehaus Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Driehaus Mutual Funds (comprising the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Equity Yield Fund, and the Driehaus International Small Cap Growth Fund) (the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for each of the periods then ended, the statement of changes in net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2007, the results of their operations for the periods then ended, the changes in their net assets for each of the periods indicated therein and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 15, 2008

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

				Number of
		Term of		Portfolios in
		Office and		the Fund	Other
	Position(s)	Length of	Principal	Complex	Directorships
Name, Address and	Held with	Time	Occupations(s)	Overseen by	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser	4	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; The Richard H. Driehaus Museum; and Vue Model Management, Inc.
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment co.) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	4	Sinai Health System

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois.	4	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Retired; Senior Vice President of Sunrise Development, Inc. (senior living) 2003 to 2007; Consultant, real-estate development, August 1998 to January 2003.	4	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the Investment Company act of 1940, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus controls the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the advisory board member and officers of the Trust:

Term of
	Position(s)	Office and	Principal
Name, Address and	Held with	Length of	Occupations(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Arthur B. Mellin[1] 190 South LaSalle Street Chicago, IL 60603 YOB: 1942	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006[2]	President and Chief Executive Officer of Adviser, Distributor and USVI as of October 1, 2006; Advisor to Adviser and Distributor since 2006; Chief Executive Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006[2] Since 2002[2]	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006[2] Since 2007[2]	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006[2]	Vice President and Counsel, PFPC Inc. (financial services company) since 2003; Deputy Counsel, Turner Investment Partners from 2001 to 2003; Associate, Stradley, Ronon, Stevens & Young LLP (law firm) from 1998-2001.
Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 YOB: 1961	Assistant Secretary	Since 2004[2]	Assistant Secretary of the Adviser and Distributor since 2006; Attorney with the Adviser since 2004; Regulatory Compliance Officer, Allstate Financial Services, LLC (retail broker-dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

[2]	Officers of the Trust are elected annually.

The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months (or since inception period) ended December 31, 2007.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2007	December 31, 2007	December 31, 2007*

Actual	$1,000	$1,099.00	$8.31

Hypothetical (5% return before expenses)	$1,000	$1,017.29	$7.98

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2007	December 31, 2007	December 31, 2007*

Actual	$1,000	$1,211.60	$9.64

Hypothetical (5% return before expenses)	$1,000	$1,016.48	$8.79

Fund Expense Examples — (Continued)

Driehaus International Equity Yield Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2007	December 31, 2007	December 31, 2007*

Actual	$1,000	$1,153.20	$9.66

Hypothetical (5% return before expenses)	$1,000	$1,016.23	$9.05

Driehaus International Small Cap Growth Fund

			Expenses Paid During
			the Period September 17,
	Beginning Account Value	Ending Account Value	2007 through
	September 17, 2007	December 31, 2007	December 31, 2007**

Actual	$1,000	$1,188.80	$6.04

Hypothetical (5% return before expenses)	$1,000	$1,009.00	$5.54

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	Expenses are equal to the Driehaus International Small Cap Growth Fund’s annualized expense ratio for the period September 17, 2007 (commencement of operations) through December 31, 2007 in the table below multiplied by the average account value over the period, multiplied by the number of days in the period (106), then divided by 365 to reflect the period since commencement of operations.

Driehaus International Discovery Fund	1.57%
Driehaus Emerging Markets Growth Fund	1.73%
Driehaus International Equity Yield Fund	1.78%
Driehaus International Small Cap Growth Fund	1.90%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2007

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ distributions included capital gain amounts as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International	International Small
	Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

Total long-term gains 20% rate gains	$83,702,657	$92,205,006	$1,749,155	$402,318

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus	Driehaus	Driehaus	Driehaus
International	Emerging Markets	International	International Small
Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

9.02%	7.50%	4.14%	0.86%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus	Driehaus	Driehaus	Driehaus
International	Emerging Markets	International	International Small
Discovery Fund	Growth Fund	Equity Yield Fund	Cap Growth Fund

9.02%	4.90%	0.69%	0.08%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2007 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

Board Considerations in Connection with the Approval of the Investment Advisory
Agreement for Driehaus International Small Cap Growth Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus International Small Cap Growth Fund (the “New Fund”) in May 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the contract review process, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including the Adviser’s process for evaluating best execution. In addition, the Board considered the investment performance of Driehaus International Opportunities Fund, L.P. (the “Partnership”), and concluded that the Adviser’s performance in managing a product similar to the New Fund exceeded acceptable levels of investment performance and, therefore, was satisfactory.

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are satisfactory.

Fees and Expenses.  The Board considered the New Fund’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared them to fees and expenses of peer groups based on data compiled from Lipper Inc. as of March 31, 2007. The information provided to the Board showed that the New Fund’s advisory fee rate ranked high as compared to its total peer group; however, the Board also considered that the Adviser will reimburse the New Fund for expenses in excess of 2.00% of net assets for the first three years of operations. The Board also considered the fact that the Adviser has agreed to absorb the organizational costs of the New Fund, including legal costs related to organization. In addition, the Board considered the New Fund’s proposed advisory fee rate as compared to fees charged by the Adviser to other series of the Trust and for institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services to be provided and the level of responsibility required under the Agreement are significantly greater as compared to the Adviser’s obligations for managing institutional accounts; and (ii) the advisory fees for institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace.

On the basis of the information provided, the Board concluded that the proposed advisory fee and estimated expense ratio were reasonable and appropriate in light of the quality of services to be provided by the Adviser.

Profitability.  The Board considered certain financial information for the Adviser and investments made by the Adviser to build its regulatory and compliance team. The Board considered the undertaking by the Adviser to assume Fund organizational expenses as well as to reimburse Fund expenses exceeding a 2.00% cap for a three-year period, in determining that any anticipated profits would not be unreasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the New Fund and whether the New Fund will benefit from any economies of scale. The Board accepted the Adviser’s conclusion that the Adviser will not experience any economies of scale in connection with its services to the New Fund in its first few years of operations.

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates, including benefits to the Adviser related to soft dollar allocations and execution of portfolio trades by the Adviser’s affiliated broker-dealer. The Board concluded that the proposed advisory fee was reasonable in light of the anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the New Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the New Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement

The Board of Trustees approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”), Driehaus International Discovery Fund (“DIDF”) and Driehaus International Equity Yield Fund (“DIEY”) in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including its processes for seeking and measuring whether the Funds were obtaining best execution. The Board reviewed DEMG’s and DIDF’s performance on a gross and net return basis over 1-, 3- and 5-year periods and year-to-date for the six-months ended June 30, 2007, as well as over various rolling periods from inception of each Fund through June 30, 2007. The Board also reviewed updated DEMG and DIDF performance information through August 31, 2007 and trailing total returns through September 12, 2007. Given the recent inception of DIEY (resulting from the conversion of a limited partnership), the Board considered its performance only for the quarter ended June 30, 2007. The Board noted that the Adviser represented that because its aggressive growth investment style resulted in performance volatility over shorter time periods, it was meaningful to analyze performance over rolling time periods to show the consistent out-performance to their benchmark indices over the life of the Funds. The Board compared short-term and long-term returns to various agreed-upon performance measures, including market indices and peer groups. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory. The Board noted that DEMG’s and DIDF’s gross and net performance for the 1-, 3- and 5-year periods, as compared to their respective peer groups (from data compiled from Morningstar Inc. and Lipper Inc., independent providers of mutual fund data), and these Funds’ net performance as compared to their benchmark indices, was satisfactory. The Board noted that DEMG’s and DIDF’s gross and net performance for each of these periods was first or second quartile as compared to its peer groups and that it matched or outperformed its benchmark. The Board noted that DIEY’s net performance for the quarter would have been in the first quartile of its peer group, and that it had outperformed its benchmark for the period. The Board also noted each of DEMG’s and DIDF’s favorable average annualized rolling year performance versus its benchmark.

Fees.  The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of peer group funds based on data compiled from Lipper Inc. as of June 30, 2007. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its total peer group. However, because of the Funds’ fee structures, total expense ratios were comparatively lower, with DEMG’s total expense ratio below the median of its peer group and with DIDF’s total expense ratio approximating the median of its total peer group. Although DIEY’s total expense ratio was above the median, the Board noted the Fund’s small asset size, the expense reimbursement provided by the Adviser, and the fact that total expenses still fell within the third quartile of its peer group. The Board also considered each Fund’s advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for similarly managed institutional accounts; and (ii) other factors that influenced the advisory fees. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover, and relatively small amount of assets under management and the limited capacity of the investment style, while noting that the Funds do not have a Rule 12b-1 fee or shareholder service fee. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.  The Board reviewed information regarding revenues received by the Adviser under the Agreement and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board concluded that, based on the information provided, the projected profitability appeared to not be unreasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale, noting the breakpoints in DIDF’s advisory fee schedule.

Other Benefits to the Advisor and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by an affiliate of the Adviser for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

PART C
OTHER INFORMATION
Item 15. Indemnification.
     Article V of Registrant’s Declaration of Trust, filed as Exhibit (1)(a), provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).
     Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
Item 16. Exhibits

(1)(a)	Registrant’s Declaration of Trust dated May 31, 1996, is incorporated herein by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 5, 1996.

(1)(b)	Registrant’s Amendment to the Declaration of Trust dated November 9, 1998, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 23, 1998.

(1)(c)	Written Instrument Establishing and Designating Driehaus International Equity Yield Fund dated September 18, 2006 is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(1)(d)	Written Instrument Establishing and Designating Driehaus International Small Cap Growth Fund dated February 26, 2007 is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 9, 2007.

(1)(e)	Written Instrument Establishing and Designating Driehaus Global Growth Fund dated January 28, 2008 is incorporated herein by reference to Exhibit (a)(v) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(2)	Registrant’s Amended and Restated By-Laws are incorporated herein by reference to Exhibit (2) to Registrant’s Combined Proxy Statement/Prospectus on Form N-l4 filed with the SEC on June 6, 2003.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.

(5)	Not Applicable.

(6)(a)	Investment Advisory Agreement dated September 25, 1996 between the Registrant and Driehaus Capital Management, Inc. (the “Adviser”) is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(6)(b)	Letter Agreement dated December 18, 1997 between the Registrant and the Adviser with respect to Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(6)(c)	Letter Agreement dated December 18, 1998 between the Registrant and the Adviser with respect to Driehaus International Discovery Fund and Driehaus European Opportunity Fund is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(6)(d)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Discovery Fund dated October 1, 2006 is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(6)(e)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Equity Yield Fund dated April 2, 2007 is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2007.

(6)(f)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Small Cap Growth Fund dated September 17, 2007 is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(6)(g)	Form of Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Global Growth Fund is incorporated herein by reference to Exhibit (d)(vii) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on April 17, 2008.

(7)	Amended and Restated Distribution Agreement dated September 13, 1999 between the Registrant and Driehaus Securities Corporation is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(8)	Not Applicable.

(9)(a)	Global Custody Agreement dated May 25, 1999 between the Registrant and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2000.

(9)(a)	Amendment to Global Custody Agreement between Registrant and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 19, 2007.

(10)	Not Applicable.

(11)	Opinion and consent of Vedder Price P.C. is filed herewith as Exhibit (11).

(12)	Form of opinion and consent of Vedder Price P.C. supporting the federal income tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith as Exhibit (12).

(13)(a)(1)	Transfer Agency Services Agreement dated September 25, 1996 between the Registrant and PFPC Inc. (the “Transfer Agent”) is incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(13)(a)(2)	Amendment to the Transfer Agency Services Agreement dated March 31, 2002 between the Registrant and the Transfer Agent is incorporated herein by reference to Exhibit (h)(i)(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2002.

(13)(a)(3)	Anti-Money Laundering Amendment to the Transfer Agency Services Agreement dated July 24, 2002 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(13)(a)(4)	Amendment to the Transfer Agency Services Agreement dated October 1, 2003 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 27, 2004.

(13)(a)(5)	Amendment to the Transfer Agency Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(13)(a)(6)	Section 312 Foreign Financial Institution Amendment to the Transfer Agency Services Agreement dated July 5, 2006 is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(13)(a)(7)	Rule 22c-2 Amendment to Transfer Agency Services Agreement dated March 1, 2007 is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(13)(b)(1)	Administration and Accounting Services Agreement dated September 25, 1996 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on

Form N-1A filed with the SEC on April 28, 2003.

(13)(b)(2)	Amendment to Administration and Accounting Services Agreement dated January 1, 2003 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(13)(b)(3)	Amendment to Administration and Accounting Services Agreement for Fair Value Pricing Services dated September 12, 2005 is incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(13)(b)(4)	Amendment to Administration and Accounting Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(x) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(13)(b)(5)	Expense Limitation Agreement with respect to the Driehaus International Equity Yield Fund is incorporated herein by reference to Exhibit (h)(xi) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 19, 2007.

(13)(b)(6)	Expense Limitation Agreement with respect to the Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xiii) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(13)(b)(7)	Amendment to Expense Limitation Agreement with respect to Driehaus International Equity Yield Fund is incorporated herein by reference to Exhibit (h)(xiv) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(13)(b)(8)	Form of Expense Limitation Agreement with respect to the Driehaus Global Growth Fund is incorporated herein by reference to Exhibit (h)(xv) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on April 17, 2008.

(13)(b)(9)	Agreement and Plan of Exchange for Driehaus International Equity Yield Fund is incorporated herein by reference to Exhibit (h)(xv) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(13)(b)(10)	Agreement and Plan of Exchange for Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xvi) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(14)	Consent of Independent Auditors is filed herewith as Exhibit (14).

(15)	Not Applicable.

(16)	Powers of Attorney are filed herewith as Exhibit (16).

(17)	Form of Proxy is filed herewith.
Item 17. Undertakings.
     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago and the State of Illinois, on the 30th day of May, 2008.

DRIEHAUS MUTUAL FUNDS
By:	/s/ Richard H. Driehaus
Richard H. Driehaus, President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ Michelle L. Cahoon Michelle L. Cahoon	Treasurer (Principal Financial and Accounting Officer)	May 30, 2008 Date

/s/ Richard H. Driehaus Richard H. Driehaus	Trustee (Principal Executive Officer)	May 30, 2008 Date

*Francis J. Harmon Francis J. Harmon	Trustee	May 30, 2008 Date

*A. R. Umans A. R. Umans	Trustee	May 30, 2008 Date

*Daniel F. Zemanek Daniel F. Zemanek	Trustee	May 30, 2008 Date

*/s/ Michelle L. Cahoon Michelle L. Cahoon, pursuant to powers of attorney filed herewith.

EXHIBIT INDEX

Ex. 99.11	Opinion and Consent of Counsel.

Ex. 99.12	Form of Opinion and Consent of Tax Counsel Supporting Tax Matters.

Ex. 99.14	Consent of Independent Auditors.

Ex. 99.16	Powers of Attorney.